UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

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Crossroads Systems, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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CROSSROADS SYSTEMS, INC.
11000 N. MoPac Expressway #150
Austin, Texas 78759
April 24, 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Crossroads Systems, Inc. to be held on Friday, April 24, 2015, beginning at 9:00 a.m. Central Daylight Time, at our corporate headquarters at 11000 N. MoPac Expressway #150, Austin, Texas 78759 and at any adjournment or postponement thereof. Proxy materials, which include a Notice of the Meeting, proxy statement and proxy card, are enclosed with this letter. The enclosed proxy statement is first being mailed to stockholders of Crossroads Systems, Inc. on or about March 20, 2015. We also have enclosed our 2014 Annual Report.

At the Annual Meeting, you will be asked to consider and vote on:

(1)	the election of the five nominees named in the accompanying proxy statement to serve as directors until the 2016 Annual Meeting of Stockholders or until the election and qualification of their successors, or their earlier death, resignation or removal;

(2)	the ratification of the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2015;

(3)	the approval of a protective amendment to our Certificate of Incorporation designed to protect the tax benefits of our net operating loss carryforwards;

(4)	the approval of our Tax Benefit Preservation Plan (a shareholder rights plan) designed to protect the tax benefits of our net operating loss carryforwards;

(5)	the approval of an amendment to our 2010 Stock Incentive Plan to increase the number of shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) subject to the 2010 Stock Incentive Plan from 3,750,000 shares to 5,250,000 shares;

(6)	the approval of an amendment to our 2010 Stock Incentive Plan to make certain corporate governance and other changes and the re-approval of the material terms of the performance goals included in the 2010 Stock Incentive Plan; and

(7)	the transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors unanimously recommends that you (i) approve the election of the individuals nominated to serve as directors, (ii) ratify the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm, (iii) approve the protective amendment to our Certificate of Incorporation, (iv) approve the Tax Benefit Preservation Plan, (v) approve the amendment to our 2010 Stock Incentive Plan to increase the number of shares of Common Stock subject to the 2010 Stock Incentive Plan, and (vi) approve the amendment to our 2010 Stock Incentive Plan to make certain corporate governance and other changes and the re-approval of the material terms of the performance goals included in the 2010 Stock Incentive Plan.

Your vote is important to us and to our business. Whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote in person by ballot at the Annual Meeting, over the Internet, by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. If you would like to attend and your stock is not registered in your own name, please ask the broker, trust, bank or other nominee that holds the stock to provide you with evidence of your stock ownership.

Only stockholders of record at the close of business on March 13, 2015 are entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our executive offices. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock and Series F Preferred Stock entitled to notice of, and to vote at, the meeting is required for a quorum to transact business.

We appreciate your continued support of Crossroads Systems, Inc. and look forward to either greeting you personally at the meeting or receiving your proxy.

Sincerely,

Richard K. Coleman, Jr.
President and Chief Executive Officer
Crossroads Systems, Inc.

Austin, Texas
March 20, 2015

IMPORTANT

Whether or not you attend the meeting in person, please vote by telephone or Internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or Internet voting procedures described on the proxy card. The proxy statement and annual report are also available for your review at www.crossroads.com.

CROSSROADS SYSTEMS, INC.
11000 N. MoPac Expressway #150
Austin, Texas 78759

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 24, 2015

GENERAL INFORMATION

The enclosed Proxy is solicited on behalf of the Board of Directors of Crossroads Systems, Inc., a Delaware corporation (“we,” “Crossroads” or the “Company”), for use at the Annual Meeting of Stockholders to be held on Friday, April 24, 2015, and any adjournment or postponement thereof. The Annual Meeting will be held at 9:00 a.m. Central Daylight Time at our corporate headquarters at 11000 N. MoPac Expressway #150, Austin, Texas 78759. This proxy statement and accompanying proxy card and our 2014 Annual Report to Stockholders will be made available to our stockholders on or about March 20, 2015.

VOTING PROCEDURES

Who Can Vote. Only record holders of our common stock, par value $0.001 per share (the “Common Stock”), and 5.0% Series F Convertible Preferred Stock, par value $0.001 per share, (the “Series F Preferred Stock”), at the close of business on March 13, 2015, the record date, are entitled to vote. At the close of business on the record date, 19,175,657 shares of Common Stock were issued and outstanding and 3,255,497 shares of Series F Preferred Stock were issued and outstanding. Each share of Common Stock owned on the record date is entitled to one vote. Except as required by the General Corporation Law of the State of Delaware or by our Certificate of Incorporation, the shares of Series F Preferred Stock vote together with the holders of Common Stock on an as-converted basis. Each share of Series F Preferred Stock owned on the record date is entitled to one vote. The stockholders do not have the right to vote cumulatively in director elections.

Quorum. A quorum will be present at the Annual Meeting if the holders of a majority of the issued and outstanding shares of Common Stock and Series F Preferred Stock as of the record date are present in person or by proxy. Shares represented by a proxy marked “withhold” or “abstain” will be considered present at the Annual Meeting for purposes of determining a quorum.

How to Vote. If your shares are held in a brokerage account, by a trustee or by another nominee (typically referred to as being held in “street name”), you may receive a separate voting instruction form with this proxy statement, or you may need to contact your broker, bank or other stockholder of record to determine whether you will be able to vote electronically via the Internet or by telephone.

If you are a stockholder of record, you may vote in person at the Annual Meeting or by proxy without attending the Annual Meeting. You may vote by proxy in one of three convenient ways:

•	by mail: sign, date and return the proxy card in the enclosed prepaid envelope;

•	by Internet: visit the website shown on your proxy card and follow the instructions; or

•	by telephone: call the toll-free telephone number shown on your proxy card and follow the instructions.

If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of the nominees for election as directors (Proposal No. 1), “FOR” the ratification of the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm (Proposal No. 2), “FOR” the approval of the protective amendment to our Certificate of Incorporation (the “Protective Amendment Proposal”), “FOR” the approval of the Tax Benefit Preservation Plan (the “Rights Plan Proposal”), “FOR” the approval of the amendment to our 2010 Stock Incentive Plan to increase the number of shares of Common Stock subject to the 2010 Stock Incentive Plan (Proposal No. 5), and “FOR” the approval of the amendment to our 2010 Stock Incentive Plan to make certain corporate governance and other changes and the re-approval of the material terms of the performance goals included in the 2010 Stock Incentive Plan (Proposal No. 6). The designated proxy holders will vote in their discretion on such other matters as may properly come before the meeting.

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If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Vote Required to Adopt Proposals.

•	Proposal 1, Election of Directors: Directors are elected by a plurality of the votes cast at the Annual Meeting, either in person or by proxy. The nominees receiving the greatest number of votes at this meeting will be elected to our Board of Directors, even if they receive less than a majority of such shares. Broker non-votes and abstentions will not be counted in determining the number of votes cast and will have no effect on the election of directors.

•	Proposal 2, Ratification of Independent Registered Public Accounting Firm: The affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, will be required to ratify the selection of our independent registered public accounting firm at the Annual Meeting. Broker non-votes and abstentions will not be counted in determining the number of votes cast and will have no effect on the approval of this proposal.

•	Proposal 3, Protective Amendment Proposal: The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, will be required to approve the protective amendment to our Certificate of Incorporation. Broker non-votes and abstentions, if any, will have the effect of votes “AGAINST” this proposal.

•	Proposal 4, Rights Plan Proposal: The affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, will be required to approve the Tax Benefit Preservation Plan. Broker non-votes and abstentions will not be counted in determining the number of votes cast and will have no effect on the approval of this proposal.

•	Proposal 5, Amendment to 2010 Stock Incentive Plan to Increase Shares Subject to the Plan: The affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, will be required to approve the amendment to our 2010 Stock Incentive Plan to increase the number of shares of Common Stock subject to the 2010 Stock Incentive Plan. Broker non-votes and abstentions will not be counted in determining the number of votes cast and will have no effect on the approval of this proposal.

•	Proposal 6, Amendment to 2010 Stock Incentive Plan to Make Corporate Governance and Other Changes and Re-Approve Performance Goals: The affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, will be required to approve the amendment to our 2010 Stock Incentive Plan to make certain corporate governance and other changes and the re-approval of the material terms of the performance goals included in the 2010 Stock Incentive Plan. Broker non-votes and abstentions will not be counted in determining the number of votes cast and will have no effect on the approval of this proposal.

How Your Shares Will Be Voted if You do Not Provide Voting Instructions. If your broker holds your shares in street name, your broker, as the registered holder, must vote your shares in accordance with your instructions. If you do not provide voting instructions, your broker has the discretion to vote those shares with respect to routine proposals but not with respect to non-routine proposals. Shares for which brokers do not receive instructions, sometimes called “broker non-votes,” will be counted as present for determining a quorum at the meeting. The proposal to ratify the selection of our independent public accounting firm is considered a routine proposal and broker non-votes will be included in determining the number of votes cast for this proposal. The proposals for the election of directors, the protective amendment to our Certificate of Incorporation, the approval of our Tax Benefit Preservation Plan and the amendments to our 2010 Stock Incentive Plan are considered non-routine proposals, and broker non-votes will not be included in determining the number of votes cast for these proposals.

What to do if You Wish to Change Your Voting Instructions. If you wish to change or revoke your voting instructions after you have submitted your proxy, you may do so at any time before the proxies are voted at the Annual Meeting by:

•	notifying the Secretary of the Company in writing at the address on the first page of this proxy statement that you wish to revoke your proxy;

•	delivering a subsequent proxy bearing a date after the date of the proxy being revoked and relating to the same shares; or

•	voting in person at the Annual Meeting if you are the stockholder of record.

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Please note that your attendance at the Annual Meeting will not, by itself, revoke your proxy.

If you hold your shares in “street name,” please contact your bank, broker or other nominee for instructions on how to change your voting instructions.

Householding of Proxy Materials. In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission (the “SEC”) called “householding.” Under this practice, stockholders who have the same address and last name will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. If you share an address with another stockholder, received only one set of proxy materials and would like to request a separate paper copy of these materials, please contact our Secretary by mail at the address on the first page of this proxy statement, by telephone at (512) 349-0300 or by email at ir@crossroads.com, and we will promptly deliver a separate copy. Stockholders sharing an address can request delivery of a single copy of annual reports to stockholders and proxy statements if they are receiving multiple copies of these materials by contacting our Secretary by mail at the address on the first page of this proxy statement, by telephone at (512) 349-0300 or by email at ir@crossroads.com.

We Will Bear Solicitation Expenses. We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

How to Request a Copy of the Proxy Materials. For the 2015 Annual Meeting of Stockholders or any future Annual Meeting of Stockholders, if you would like to request a copy of the proxy materials, including the proxy statement and form of proxy and the Annual Report to Stockholders, please contact our Secretary by mail at the address on the first page of this proxy statement, by telephone (512) 349-0300 or by email at ir@crossroads.com, and we will promptly deliver a copy to you. You may also request a paper copy of the proxy materials at www.crossroads.com.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on April 24, 2015

The proxy statement and annual report to stockholders are available at www.proxyvote.com

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PROPOSAL 1
ELECTION OF DIRECTORS

Our Board of Directors currently consists of five members, each of whom is elected annually. The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the five persons listed below for election as directors. Those elected will serve until the 2016 Annual Meeting of Stockholders or until the election and qualification of their successors, or their earlier death, resignation or removal. As of the date of this proxy statement, the holders of Sub-Series F-1 of our Series F Preferred Stock, voting as single class, are entitled to elect one director. However, as of the date of this proxy statement, these holders have not elected their designated director.

Each nominee is a current director who was either elected at the 2014 Annual Meeting or elected by the Board of Directors in the past year. All nominees are independent pursuant to the listing requirements of The Nasdaq Stock Market, except for Mr. Coleman. There are no family relationships among any of the directors and executive officers.

Each nominee has agreed to serve if elected. If a nominee becomes unavailable for election or cannot serve, an event that we do not expect, the Board of Directors may substitute another nominee or reduce the number of nominees. The enclosed proxy will be voted for such substitute, if any, as shall be designated by the Board of Directors.

Director Qualifications

The following paragraphs provide information as of the date of this proxy statement about each nominee. The information presented includes information each director has given us about his age, all positions he holds, his principal occupation and business experience for the past five years and the names of other publicly-held companies for which he currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment. The following is information about each nominee:

Richard K. Coleman, Jr., 58, has served as a director since April 2013 and as President and Chief Executive Officer since May 2013. Mr. Coleman is a private investor and technological advisor. His company, Rocky Mountain Venture Services (RMVS), has helped technology companies plan and launch new business ventures and restructuring initiatives since 1998. He has served in a variety of senior operational roles including CEO of Vroom Technologies, COO of MetroNet Communications, and President of US West Long Distance and has also held significant officer level positions with Frontier Communications, Centex Telemanagement, and Sprint Communications culminating in his appointment to lead its Technology Management Division. Mr. Coleman began his career as an Air Force Telecommunications Officer managing Department of Defense R & D projects. He has served as an Adjunct Professor for Regis University’s Graduate Management program and is a guest lecturer for Denver University, focusing on leadership and ethics. Mr. Coleman has served on a number of private, public, and non-profit boards and currently serves on the boards of directors of Ciber, Inc. (NYSE:CBR), a leading global information technology company, since April 2014, where he also serves on the Nominating/Corporate Governance Committee, and Hudson Global, Inc. (NASDAQ:HSON), a worldwide provider of highly specialized professional-level recruitment and related talent solutions, since May 2014, where he also serves on the Compensation and Nominating/Corporate Governance Committees. Mr. Coleman holds a B.S. Degree from the United States Air Force Academy, an M.B.A. from Golden Gate University, and is a graduate of the United States Air Force Communications Systems Officer School. We believe Mr. Coleman’s qualifications to serve on our Board of Directors include his successful leadership track record, particularly in start-up and turnaround situations, and his extensive expertise and experience in technology-related industries.

Jeffrey E. Eberwein, 44, has served as a director since April 2013, as the Chairman of our Board of Directors since our 2013 annual meeting of stockholders in June 2013, and as a member of the Compensation and Corporate Governance Committees, and served as the Chairman of the Audit Committee until April 2014. Mr. Eberwein has 23 years of Wall Street experience and is the Founder and CEO of Lone Star Value Management, LLC, an investment firm. Prior to founding Lone Star Value Management, LLC in January 2013, Mr. Eberwein was a Portfolio Manager at Soros Fund Management from January 2009 to December 2011 and Viking Global Investors from March 2005 to September 2008. Mr. Eberwein serves as Chairman of the Board of Digirad Corporation, a Nasdaq-listed medical imaging company where he serves on the compensation, corporate governance and strategic advisory committees. Mr. Eberwein also serves as Chairman of the Board of ATRM Holdings, Inc., a modular building company where he serves on the compensation, nominating and corporate governance committees. Additionally, Mr. Eberwein serves on the Board of Hudson Global, a global recruitment company where he chairs the corporate governance and nominating committee and serves on the audit committee. Mr. Eberwein, from May 2012 to May 2013, served on the Board of Directors of Goldfield Corporation, a NYSE MKT-listed company in the electrical construction industry, where he served on the audit committee. From December 2012 until a sale to a private equity firm was completed in June 2014, Mr. Eberwein served on the Board of Directors of NTS, Inc., a NYSE MKT-listed broadband services and telecommunications company, where he served on the compensation and corporate governance committees. Mr. Eberwein also served on the Board of Directors of On Track Innovations Ltd., a Nasdaq-listed smart card company, from December 2012 to March 2014, where he served as Chairman of the compensation committee and on the audit committee. Mr. Eberwein served on the Board of Hope for New York, a 501(c)3 organization dedicated to serving the poor in New York City from 2011 until 2014, where he was Treasurer and on the Executive Committee. Mr. Eberwein earned an MBA from The Wharton School, University of Pennsylvania and a BBA with High Honors from The University of Texas at Austin. We believe that Mr. Eberwein’s qualifications to serve on our Board of Directors include his expertise in finance and experience in the investment community.

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Don Pearce, 71, joined our Board of Directors in May 2009 and served as Chairman of the Board from May 2010 to November 2011. He also served as Vice President for the Texas division of Alliance Technology Group from April 2009 to January 2011 and before then served as a Regional Sales Manager for Sun Microsystems from October 2005 until June 2008. In addition, Mr. Pearce founded and has been the owner of Pearce Advisory Services since June 2008, a company specializing in consulting with technology companies in how to increase sales. Beginning his career with 12 years in systems and sales management at IBM, Mr. Pearce was employed in Sales and Sales Management at Amdahl Corp where his Division led the company in revenue 13 of 20 years. He then held executive Sales Management positions at Tarantella, StorageTek and Sun Microsystems. He has also served as a member of the Advisory Board for the Computer Science Engineering Department at Southern Methodist University since April 2002 and holds a B.S. in mathematics from SMU. He earned a M.S. in mathematics from Louisiana State University, where he also taught Mathematics for two years. We believe Mr. Pearce’s qualifications to serve on our Board of Directors include his extensive management experience in virtual tape and disk storage sales, including knowledge of and experience with certain large enterprise storage customers, competing vendors and potential strategic partners, as well as a global network of industry contacts. Mr. Pearce is also a recognized leader in business management with a significant track record of delivering revenue generating strategies within the high-tech sector.

Robert G. Pearse, 55, has served as a director since July 2013. Mr. Pearse is a managing partner at Yucatan Rock Ventures, where he specializes in technology investments and consulting, and has served in that position since August 2012. Mr. Pearse serves as a director for Aviat Networks, Inc. (NASDAQ: AVNW) and is a member of the Compensation Committee and Nominating & Governance Committee since January 2015. He previously served as vice president of Strategy and Market Development at NetApp, Inc., a computer storage and data management company, from September 2005 to August 2012. Before joining NetApp in 2005, Mr. Pearse co-founded Yucatan Rock Ventures and served as a managing partner from January 2004 to September 2005. Prior to that, Mr. Pearse spent approximately 17 years in leadership positions at Hewlett-Packard, most recently as the vice president of Strategy and Corporate Development from 2001 to 2004. His professional experience also includes positions at PriceWaterhouseCoopers LLP, Eastman Chemicals Company, and General Motors. Mr. Pearse earned a Master of Business Administration degree from the Stanford Graduate School of Business in 1986, and a Bachelor of Science degree in Mechanical Engineering from the Georgia Institute of Technology in 1982. We believe Mr. Pearse’s qualifications to serve on our Board of Directors include his extensive business development experience as an executive in the enterprise data management industry.

Galen Vetter, 63, has served as a director since April 2014. He is currently a private investor and professional corporate director.  In his career Mr. Vetter served as president of Rust Consulting, Inc. from December 2008 to May 2012, as global chief financial officer of Franklin Templeton Investment Funds from April 2004 to November 2008 and in numerous roles at McGladrey LLP from June 1973 to March 2004. Since January 2009 Mr. Vetter has served as a member on the Advisory Board of Directors of Land O’Lakes Inc., since 2013 has served as a director of ATRM Holdings, Inc., since 2013 has served as a director of Alerus Financial, Inc., since 2013 has served as a director of ClearWay Minnesota, and since 2015 has served as a director of Hill Capital Corporation. He is a licensed certified public accountant (inactive). Mr. Vetter is a member of the National Association of Corporate Directors, including being Board Leadership Fellow certified. He received his Bachelor of Science degree from the University of Northern Iowa.  We believe Mr. Vetter’s qualifications to serve on our Board of Directors include his diverse management experience, including financial, analytical, information management, strategy and team development. In addition, our Board benefits from Mr. Vetter’s enterprise risk management and international business experience. Both by education and by professional experience, Mr. Vetter has had extensive exposure to analysis of financial statements and financial reporting matters and qualifies as an “audit committee financial expert” under Securities and Exchange Commission guidelines.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR EACH OF THE NOMINEES.

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PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee appointed the firm of PMB Helin Donovan, LLP as our independent auditors for the fiscal year ending October 31, 2015. The Audit Committee is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of PMB Helin Donovan, LLP.

Stockholder ratification of the appointment of PMB Helin Donovan, LLP as our independent auditors is not required by our bylaws or other applicable legal requirements. However, the appointment of PMB Helin Donovan, LLP is being submitted to the stockholders for ratification. If the stockholders fail to ratify the appointment, our Audit Committee will reconsider its selection of PMB Helin Donovan, LLP, but will not be required to select another auditor. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if it believes that such a change would be in the best interests of Crossroads and our stockholders.

Representatives of PMB Helin Donovan, LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF PMB HELIN DONOVAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015.

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AUDIT AND NON-AUDIT FEES

All services rendered by our registered public accounting firm, PMB Helin Donovan, LLP, are pre-approved by the Audit Committee. PMB Helin Donovan, LLP has provided or is expected to provide services to us in the following categories and amounts:

	October 31,
	2013	2014
Audit fees (1)	$99,300	$64,700
Audit related fees(2)	$76,150	$119,200
Tax fees(3)	$48,770	$43,880
All other fees(4)	$33,185	$6,970

(1)        Audit fees. These are fees for professional services performed by PMB Helin Donovan, LLP for the audit of our annual consolidated financial statements and review of interim financial statements included in our Form 10-Q filings, and services that are normally provided in connection with statutory regulatory filings or engagements.

(2)        Audit-related fees. These are fees for assurance and related services performed by PMB Helin Donovan, LLP that are reasonably related to the performance of the audit or review of our financial statements. For 2014, this amount primarily includes a review of our reports on Form 10-Q and Form 10-K, and our registration statements on Form S-1 and S-8.

(3)        Tax fees. These are fees for professional services performed by PMB Helin Donovan, LLP with respect to tax compliance, tax advice and tax planning. This includes preparation or review of original and amended tax returns for Crossroads and our consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from “Audit- Related” items.

(4)        All other fees. These are fees for other permissible work performed by PMB Helin Donovan, LLP that does not meet the above category descriptions.

Pre-Approval Policy

Our Audit Committee must provide advance approval for all audit and non-audit services, other than de minimis non-audit services.

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BOARD STRUCTURE, CORPORATE GOVERNANCE MATTERS
AND
DIRECTOR COMPENSATION

Board of Directors

Board Composition and Election of Directors

We operate under the direction of our Board of Directors. Our Board of Directors is responsible for the management of our business and affairs. Our certificate of incorporation provides that the number of directors may be determined pursuant to our bylaws, which provide that such number may be determined from time to time by our Board of Directors. However, under our bylaws, the number of directors shall not be less than one. Our directors hold office until the next annual meeting of stockholders or until the election and qualification of their successors, or their earlier death, resignation or removal. There are no family relationships among any of our directors or executive officers.

Independent Directors

Our Board of Directors is currently composed of five members, Messrs. Coleman, Eberwein, Pearce, Pearse and Vetter. Messrs. Eberwein, Pearce, Pearse and Vetter qualify as independent directors in accordance with the listing requirements of The Nasdaq Stock Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as further required by the Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and to our management. In addition, our Board of Directors has concluded that each of Messrs. Pearce, Pearse, and Vetter satisfies the heightened audit committee independence standards set forth in Rule 10A-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), and each of Messrs. Eberwein, Pearce, and Pearse satisfies Nasdaq listing rules relating to independence for purposes of compensation committee service.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee operates under a charter approved by our Board of Directors. Copies of each committee’s charter are posted on the Corporate Governance section of our website, www.crossroads.com.

Audit Committee

The members of our Audit Committee are Messrs. Vetter, Pearce and Pearse. Mr. Vetter chairs the Audit Committee. Our Board of Directors has determined that Mr. Vetter is an “audit committee financial expert” as defined in applicable SEC rules. Our Audit Committee’s responsibilities include:

•	appointing, compensating, retaining and overseeing the work of any public accounting firm engaged by us for the purpose of preparing or issuing an audit report or performing other audit, review or attest services;

•	reviewing and discussing with management and the external auditors our audited financial statements;

•	considering the effectiveness of our internal control system;

•	reviewing management’s compliance with our code of business conduct;

•	discussing with management our financial risk management policies;

•	establishing our policy regarding our hiring of employees or former employees of the external auditors and procedures for the receipt, retention and treatment of accounting related complaints and concerns;

•	meeting independently with our external auditors and management;

•	reviewing and approving related person transactions; and

•	preparing the Audit Committee report required by the proxy rules of the SEC.

Our Audit Committee must provide advance approval for all proposed audit and non-audit services, other than de minimis non-audit services, to be provided to us by our external advisors.

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Compensation Committee

The members of our Compensation Committee are Messrs. Eberwein, Pearce and Pearse. Mr. Pearse chairs the Compensation Committee. Our Compensation Committee’s responsibilities include:

•	providing guidance and periodic monitoring for all of our corporate compensation;

•	considering the effectiveness of our employee equity programs;

•	administering our stock incentive plans with respect to our executive officers and employee Board members, including the adjustment of base salary each year;

•	implementing and administering our incentive compensation programs and authorizing all awards under these incentive programs;

•	administering our employee benefit plans; and

•	approving all perquisites, equity incentive awards, special cash payments or loans made or paid to executive officers and employee Board members and assisting the Board of Directors in succession planning for executive officers.

The Compensation Committee meets with our Chief Executive Officer prior to the start of each fiscal year to discuss the incentive compensation programs to be in effect for such fiscal year. At the end of each fiscal year, the Compensation Committee meets to review the performance of executive officers and employee Board members subject to the short-swing profit restrictions of Section 16 under those programs and award bonuses thereunder. At that time, the Compensation Committee may also adjust base salary levels for executive officers and employee Board members subject to the short-swing profit restrictions of Section 16 and review the overall performance of our employee benefit plans. The Compensation Committee also meets when necessary to administer our stock incentive plan.

The Compensation Committee has determined and reviewed the value and forms of compensation for our named executive officers and other officers based on the committee members’ knowledge and experience, competitive proxy and market compensation information and management recommendations. The Compensation Committee has not engaged a compensation consulting firm in fiscal 2014. The Compensation Committee does not delegate its authority to review, determine and recommend, as applicable, the forms and values of the various elements of compensation for executive officers and directors. The Compensation Committee does delegate to Company management the implementation and record-keeping functions related to the various elements of compensation it has approved.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Messrs. Eberwein, Pearce and Pearse. Mr. Pearce chairs the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee’s responsibilities include:

•	reviewing, developing and making recommendations to our Board related to corporate governance guidelines and policies;

•	reviewing and making recommendations to our Board regarding proposed changes to our certificate of incorporation and bylaws;

•	formulating and overseeing procedures to facilitate stockholder communications with our Board;

•	reviewing governance related stockholder proposals and recommending Board responses;

•	overseeing compliance by our Board and its committees with applicable laws and regulations;

•	evaluating the effectiveness of the committee and reporting the results of this evaluation to our Board;

•	overseeing risks relating to management and Board succession planning, the independence of our Board and potential conflicts of interest, and stockholder responses to our business practices;

•	overseeing our Board evaluation process including conducting periodic evaluations of the performance of our Board as a whole and each Board committee and evaluating the performance of Board members eligible for re-election;

•	establishing criteria for the selection of new members to our Board;

•	reviewing any stockholder nominations for directors and presenting to our Board a list of individuals recommended for nomination for election to our Board at the Annual Meeting of stockholders;

•	assisting our Board in making a determination of each outside director’s “independence” in accordance with Nasdaq rules;

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•	formulating and recommending to our Board for adoption a policy regarding the consideration of nominees proposed by stockholders for election to our Board, and adopting procedures regarding the submission of stockholder nomination requests;

•	reviewing the disclosure included in our proxy statement regarding our director nomination process;

•	monitoring the orientation and any continuing education programs for directors;

•	reviewing the composition of each Board committee and presenting recommendations for committee memberships to our Board as needed; and

•	reviewing the charter and composition of each Board committee and making recommendations to our Board for the creation of additional Board committees or the change in mandate or dissolution of Board committees.

Directors’ Attendance at Meetings

During fiscal year 2014, the Board of Directors and each of its committees held the following meetings and acted by unanimous written consent as follows:

•	the Board of Directors held fifteen meetings and acted by unanimous written consent twelve times;

•	the Audit Committee held four meetings;

•	the Compensation Committee held four meetings and acted by unanimous written consent seven times; and

•	the Nominating and Corporate Governance Committee held four meetings.

In fiscal year 2014, all directors attended 75% or more of meetings of the Board of Directors and committees on which they serve. Messrs. Coleman, Pearce and Pearse were present for our 2014 Annual Meeting of Stockholders. While we do not have a formal policy requiring them to do so, we encourage our directors to attend the Annual Meeting.

Board Leadership Structure

The roles of Chairman and Chief Executive Officer are separate positions. Mr. Eberwein serves as our Chairman and Mr. Coleman serves as our Chief Executive Officer. We separate the roles of Chairman and Chief Executive Officer in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting our strategic direction and our day-to-day leadership and performance, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the Board of Directors. We do not have a lead independent director.

Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of our risks. The Board of Directors regularly receives reports from senior management on areas of material risk to our Company, including our liquidity, operational and legal and regulatory risks. Pursuant to its charter, the Audit Committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, and it also meets periodically with management to discuss policies with respect to risk assessment and risk management. The Compensation Committee and the Nominating and Corporate Governance Committee also discuss risk assessment and risk management practices with management. The Compensation Committee oversees the management of risks relating to our executive and non-executive compensation plans and arrangements, and the Nominating and Corporate Governance Committee manages risks associated with general corporate governance, including the independence of the Board of Directors and potential conflicts of interest. While each committee oversees certain risks and the management of such risks, the entire Board of Directors is regularly informed through committee reports and management presentations about such risks.

Nominations for Directors

Director Qualifications

The full Board of Directors is responsible for selecting persons to fill vacancies on the Board of Directors and recommending candidates for election by the stockholders. The Board of Directors has delegated the process of considering candidates to the Nominating and Corporate Governance Committee. In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

•	diversity of professional disciplines and backgrounds on our Board;

•	prominence, reputation and community involvement of the candidate;

•	the candidate’s ability to promote and enhance our reputation;

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•	the candidate’s time and availability to devote to a directorship;

•	the candidate’s qualifications that complement and enhance the overall core competencies of the Board;

•	the candidate’s experience with accounting rules and practices;

•	whether such person qualifies as an “audit committee financial expert” pursuant to SEC rules;

•	the candidate’s potential conflicts of interest;

•	independence of the candidate; and

•	the interests of all of our stockholders generally.

In assessing potential new directors, the Nominating and Corporate Governance Committee considers individuals from various disciplines and diverse backgrounds so that the Board of Directors has a broad diversity of experience, professions, skills and backgrounds. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Our Board of Directors has no formal policy with regard to the consideration of diversity in identifying director nominees, but the Board of Directors believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Other than the foregoing, there are no specific minimum qualifications that the Nominating and Corporate Governance Committee believes that a Committee-recommended nominee to the Board of Directors must possess, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in our best interests or the best interests of our stockholders. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

In its deliberations, the Nominating and Corporate Governance Committee is aware that our Board must be comprised of a majority of “independent” directors, as such term is defined by the Nasdaq rules and at least one director who qualifies as an “audit committee financial expert” as defined by SEC rules. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board.

Each nominee approved by the Nominating and Corporate Governance Committee for inclusion in our proxy card for the 2015 Annual Meeting is a director standing for re-election.

Stockholder Nominations

The Nominating and Corporate Governance Committee will evaluate any director candidates recommended by a stockholder according to the same criteria as a candidate identified by the Nominating and Corporate Governance Committee.

Any stockholder who intends to nominate a director at our Annual Meeting must notify our Secretary in writing at the address set forth at the beginning of this proxy statement of such intent in a timely manner in accordance with our bylaws. In accordance with the advance notice provisions of our bylaws, to be timely, director nominations must be delivered to or mailed and received by the Secretary of the Company not later than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the Annual Meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by us on or before the later of (i) 90 days prior to the date of the meeting or (ii) the tenth day following the day on which public announcement of the date of the meeting was made. The notice must include the information specified in our bylaws.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has at any time during the past year been an officer or employee of ours. None of our executive officers currently serves or in the past year has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our senior management and financial employees. A current copy of the code is posted on the Corporate Governance section of our website, www.crossroads.com.

Stockholder Communication with Our Board of Directors

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors or with individual directors. Stockholders who wish to communicate with the Board of Directors or with individual directors should direct written correspondence to our Secretary at our principal executive offices located at 11000 North MoPac Expressway #150, Austin, Texas 78759. Any such communication must contain:

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•	a representation that the stockholder is a holder of record of our capital stock;

•	the name and address, as they appear on our books, of the stockholder sending such communication; and

•	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

The Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or to take the appropriate legal action regarding such communication.

2014 Director Compensation

The following table sets forth the compensation awarded to, earned by, or paid to each person who served as a director during the year ended October 31, 2014, other than a director who also served as an executive officer.

Name and Principal	Fees Earned or Paid in Cash	Option Awards	Total
Position	($)	($)(5)	($)

Jeffrey E. Eberwein (1)	25,000	29,500	54,500

Robert Pearse (2)	25,000	28,000	53,000

Don Pearce (3)	25,000	28,000	53,000

Galen Vetter (4)	6,250	15,000	21,250

(1)	Mr. Eberwein became a Board member in April of 2013. He receives quarterly payments of $6,250 in cash and $6,250 worth of options, based on the Black-Scholes value of our options to purchase Common Stock on the last day of the quarter. We granted options to purchase 3,488 shares of Common Stock on January 31, 2014 at a grant date fair value of $1.79 per share and an exercise price of $2.95. We granted options to purchase 4,612 shares of Common Stock on April 30, 2014 at a grant date fair value of $1.24 per share and an exercise price of $2.12. We granted options to purchase 3,481 shares of Common Stock on July 31, 2014 at a grant date fair value of $1.79 per share and an exercise price of $2.82. We granted options to purchase 6,180 shares of Common Stock on October 31, 2014 at a grant date fair value of $1.86 per share and an exercise price of $2.77.

(2)	Mr. Pearse became a Board member in July of 2013. He receives quarterly payments of $6,250 in cash and $6,250 worth of options, based on the Black-Scholes value of our options to purchase Common Stock on the last day of the quarter. We granted options to purchase 3,488 shares of Common Stock on January 31, 2014 at a grant date fair value of $1.79 per share and an exercise price of $2.95. We granted options to purchase 6,456 shares of Common Stock on April 30, 2014 at a grant date fair value of $1.24 per share and an exercise price of $2.12, which included additional compensation for additional committee work of approximately $2,500. We granted options to purchase 3,481 shares of Common Stock on July 31, 2014 at a grant date fair value of $1.79 per share and an exercise price of $2.82. We granted options to purchase 5,318 shares of Common Stock on October 31, 2014 at a grant date fair value of $1.86 per share and an exercise price of $2.77.

(3)	Mr. Pearce became a Board member in May of 2009. He receives quarterly payments of $6,250 in cash and $6,250 worth of options, based on the Black-Scholes value of our options to purchase Common Stock on the last day of the quarter. We granted options to purchase 3,488 shares of Common Stock on January 31, 2014 at a grant date fair value of $1.79 per share and an exercise price of $2.95. We granted options to purchase 6,456 shares of Common Stock on April 30, 2014 at a grant date fair value of $1.24 per share and an exercise price of $2.12, which included additional compensation for additional committee work of approximately $2,500. We granted options to purchase 3,481 shares of Common Stock on July 31, 2014 at a grant date fair value of $1.79 per share and an exercise price of $2.82. We granted options to purchase 5,318 shares of Common Stock on October 31, 2014 at a grant date fair value of $1.86 per share and an exercise price of $2.77.

(4)	Mr. Vetter became a Board member in May of 2014. He receives quarterly payments of $6,250 in cash and $6,250 worth of options, based on the Black-Scholes value of our options to purchase Common Stock on the last day of the quarter. We granted options to purchase 3,481 shares of Common Stock on July 31, 2014 at a grant date fair value of $1.79 per share and an exercise price of $2.82. We granted options to purchase 5,031 shares of Common Stock on October 31, 2014 at a grant date fair value of $1.86 per share and an exercise price of $2.77.

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(5)	The amounts shown in the table above are based on the Black-Scholes valuation for GAAP purposes.

Certain Relationships and Related Transactions

Since November 1, 2013, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of our total assets and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers and the transactions described or referred to below. The Audit Committee of our Board of Directors is responsible for reviewing and approving any related person transactions.

In reviewing any such transactions and potential transactions, the Audit Committee may take into account a variety of factors that it deems appropriate, which may include, for example, whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, the value and materiality of such transaction, any affiliate transaction restrictions that may be included in our debt agreements, any impact on the Board’s evaluation of a non-employee director’s independence or on such director’s eligibility to serve on one of the Board’s committees and any required public disclosures by Crossroads.

On March 31, 2014, we completed a private placement of 1,886,622 units at a purchase price of $2.2565 per unit for net proceeds of approximately $4.3 million before expenses. Affiliates of Lone Star Value Management, LLC, of which our Chairman Mr. Eberwein serves as a managing member, purchased approximately $2.9 million of units. Additionally, affiliates of Diker Management, LLC, a holder of greater than 5% of our Common Stock, purchased $350,000 of units. We also entered into a registration rights agreement with the purchasers obligating us to register the resale of these securities.

Each unit consisted of one share of our Common Stock, and warrants to purchase one-half of a share of Common Stock, at an exercise price of $2.46 per whole share.

The terms of the private placement were negotiated and approved on our behalf by a Special Committee of our Board of Directors consisting of Messrs. Pearce and Pearse.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our securities, to file reports of ownership and changes of ownership with the SEC and the NASDAQ Capital Market. Our officers, directors and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by them.

Based solely on our review of copies of the forms received, we believe that, during the last fiscal year, all filings under Section 16(a) applicable to our officers, directors and 10% stockholders were timely other than:

•	one Form 4 for each of Galen Vetter and Jeffrey Eberwein, each of which referred to a single transaction; and

•	two Forms 4 for each of Don Pearce and Robert G. Pearse, each of which referred to a single transaction.

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EXECUTIVE OFFICERS

Our executive officers and their ages as of March 13, 2015 are listed below. Information regarding Richard K. Coleman, Jr., our President and Chief Executive Officer, is listed above under the heading “Election of Directors—Director Qualifications.”

Brian Bianchi, 48, has served as our Chief Operating Officer since January 2008. Mr. Bianchi served as our Vice President, Engineering Development from November 2004 to January 2008. From May 2002 to October 2004, Mr. Bianchi served as our Director of Development and Product Test. From April 1998 until April 2002, Mr. Bianchi served in various engineering capacities at Crossroads. Prior to joining us, from May 1996 to March 1998, Mr. Bianchi served as Technical Program Manager for Hewlett Packard. From June 1988 to April 1996, Mr. Bianchi served in various capacities at Convex Computer Corporation, including Networking & I/O Software Manager. Mr. Bianchi received a Bachelor of Arts in Computer Science from the University of Texas, Austin.

David Cerf, 49, has served as our Executive Vice President of Strategy and Business Development since December 2013 and previously served as Executive Vice President of Business and Corporate Development from April 2005 to December 2013. Prior to joining us in 2005, Mr. Cerf served as Vice President of Sales and Business Development at NexQL, a provider of advanced database acceleration technologies since 2002. Prior to NexQL, Mr. Cerf co-founded 360World, a national provider of video/imaging solutions. In 1988, as the Founder and Managing Director of the Dallas Business Incubator, Mr. Cerf was responsible for the development and funding of more than 50 new high-growth startup companies.

Jennifer Ray Crane, 43, has served as our Chief Financial Officer since November 2008. Ms. Crane joined Crossroads in 2003 as Financial Controller and currently leads our financial and legal teams. Prior to joining us, Ms. Crane held senior positions at Deloitte&Touche LLP and PriceWaterhouseCoopers LLP. Ms. Crane is a Certified Public Accountant licensed in the state of Texas. She is also an active member of the Financial Executive Institute (FEI) association as well as the American Institute of Certified Public Accountants (AICPA) and holds a Bachelor of Business Administration from the University of Texas at Austin.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information concerning beneficial ownership of our capital stock as of [March 9, 2015] by:

•	each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding capital stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our directors and executive officers as a group.

The following table lists the applicable percentage beneficial ownership based on 19,175,657 shares of Common Stock outstanding as of March 9, 2015. Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power or investment power with respect to the securities held. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 9, 2015 are deemed outstanding and beneficially owned by the person holding such options for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

Unless otherwise indicated, the principal address of each of the stockholders below is c/o Crossroads Systems, Inc., 11000 North Mo-Pac Expressway #150, Austin, Texas 78759.

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Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent
5% Stockholders
Lone Star Value Investors, LP	3,872,228	(1)	19.4	%(1)
ACT Capital Management, LLLP	1,969,969	(2)	10.1	%(2)
Diker Management, LLC and Affiliates	1,741,709	(3)	8.9	%(3)
Fortress Investment Group, LLC	1,454,545	(4)		7.1%
Thomas L. Wallace	980,937	(5)		5.1%
Executive Officers and Directors
Richard K. Coleman, Jr.	509,422	(6)		2.6%
David Cerf	530,588	(7)		2.7%
Brian Bianchi	423,789	(8)		2.2%
Jeffrey E. Eberwein	3,901,171	(1)(9)	19.5	%(1)(9)
Don Pearce	117,402	(10)	*
Robert G. Pearse	35,975	(11)	*
Galen Vetter	3,481	(12)	*
All current directors and executive officers as a group (9 persons)	5,696,923	(13)		26.6%

*     Less than 1%.

(1)	Includes 3,053,052 shares of our Common Stock beneficially owned directly by Lone Star Value Investors, LP (“Lone Star Value LP”). Also includes warrants to purchase 819,176 shares of our Common Stock issued in connection with our March 2014 private placement. These warrants are subject to a 19.99% blocking provision, meaning that they can be exercised only to the extent that such exercise would not cause the holder’s beneficial ownership of our Common Stock to exceed 19.99%. Lone Star Value Investors GP, LLC (“Lone Star Value GP”) is the general partner of Lone Star Value LP. Lone Star Value Management, LLC (“Lone Star Value Management”) is the investment manager of Lone Star Value LP. Jeffrey E. Eberwein, the Chairman of our Board of Directors, as the manager of Lone Star Value GP and sole member of Lone Star Value Management may be deemed the beneficial owner of these securities. Mr. Eberwein disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein. The address for each of the Lone Star Value entities is 53 Forest Avenue, 1st Floor, Old Greenwich, Connecticut 06870.

(2)	According to Schedule 13G/A filed February 4, 2015 and updated information based upon the exercise of warrants. Consists of (a) 901,422 shares of Common Stock, and (b) 6,195 shares of Common Stock issuable upon exercise of warrants. Also includes 708,235 shares of Series F Preferred Stock and warrants to purchase 354,117 shares of Common Stock issued in our March 2013 private placement. The convertible preferred stock and associated warrants are subject to a 9.99% blocking provision, meaning that they can be exercised only to the extent that such exercise would not cause the holder’s beneficial ownership of our Common Stock to exceed 9.99%. Amir L. Ecker and Carol G. Frankenfield are the General Partners of ACT Capital Management, LLLP. Investment decisions made on behalf of ACT Capital Management, LLLP are made primarily by its General Partners. The address for ACT Capital Management, LLLP is 555 E. Lancaster Ave., Suite 540, Radnor, Pennsylvania 19087.

(3)	According to Schedule 13G/A filed February 14, 2012, includes 418,143 shares of Common Stock owned by Diker Management, LLC, a Delaware limited liability company (“Diker Management”), over which by Diker GP, LLC, a Delaware limited liability company (“Diker GP”) shares beneficial ownership. Also includes 727,272 shares of Series F Preferred Stock and warrants to purchase 363,635 shares of Common Stock purchased in our March 2013 private placement. The convertible preferred stock and associated warrants are subject to a 9.99% blocking provision, meaning that they can be exercised only to the extent that such exercise would not cause the holder’s beneficial ownership of our Common Stock to exceed 9.99%. Also includes 155,106 shares of Common Stock and warrants to purchase 77,553 shares of our Common Stock issued in connection with our March 2014 private placement. Diker GP is the general partner to the Delaware limited partnerships Diker Value Tech Fund, LP (“VT”), Diker Value Tech QP Fund, LP (“VTQP”), Diker Small Cap Fund, LP (“SC”), the Diker Small Cap QP Fund, LP (“SCQP”) and Diker Micro Cap Fund LP (“MC”) with respect to the stock directly owned by VT, VTQP, SC, SCQP and MC (collectively, the “Diker Funds”). Diker Management is the investment manager of the Diker Funds, with respect to the shares of Common Stock held by the Diker Funds. As the sole general partner of the Diker Funds, Diker GP has the power to vote and dispose of the shares of Common Stock owned by the Diker Funds and, accordingly, may be deemed the beneficial owner of such shares. Pursuant to investment advisory agreements, Diker Management serves as the investment manager of the Diker Funds. Accordingly, Diker Management may be deemed the beneficial owner of shares held by the Diker Funds. Charles M. Diker and Mark N. Diker are the managing members of each of Diker GP and Diker Management, and in that capacity direct their operations. Therefore, Charles M. Diker and Mark N. Diker may be beneficial owners of shares beneficially owned by Diker GP and Diker Management. The Diker parties disclaim all beneficial ownership, however, as affiliates of a registered investment adviser, and in any case disclaim beneficial ownership except to the extent of their pecuniary interest in the shares. The address for the Diker parties is 730 Fifth Avenue, 15th Floor, New York, NY 10019.

(4)	According to Schedule 13G filed August 2, 2013. Consists of 1,454,545 shares subject to warrants held by CF DB EZ LLC. Drawbridge Special Opportunities Fund LP owns 95% of CF DB EZ LLC. Drawbridge Special Opportunities GP LLC is the general partner of Drawbridge Special Opportunities Fund LP. Fortress Principal Investment Holdings IV LLC (“FPIH IV”) is the sole managing member of Drawbridge Special Opportunities GP LLC. Drawbridge Special Opportunities Advisors LLC (“DSOA”) is the investment advisor of Drawbridge Special Opportunities Fund LP. FIG LLC is the sole managing member of DSOA, and Fortress Operating Entity I LP (“FOE I”) is the sole managing member of FIG LLC and FPIH IV. FIG Corp. is the general partner of FOE I, and FIG Corp. is wholly-owned by Fortress Investment Group LLC. Peter L. Briger, Jr. and Constantine M. Dakolias are co-Chief Investment Officers of Fortress Investment Group LLC’s Credit business, which includes CF DB EZ LLC, and have the power to vote and dispose of these shares. The address for each of the Fortress persons and entities is c/o Fortress Investment Group LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Chief Compliance Officer.

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(5)	According to Schedule 13G filed November 17, 2011 and Form 4 filed September 10, 2012. Consists of (i) 707,500 shares (the “Fund Shares”) of Common Stock held by Compass Global Fund, LTD (“Fund”), (ii) warrants to purchase 234,375 shares (together with the Fund Shares, the “Fund Securities”) of Common Stock held by Fund, (iii) 31,250 shares of Common Stock held by Thomas L. Wallace, and (iv) warrants to purchase 7,812 shares of Common Stock held by Mr. Wallace. Fund is a share class of Compass Global Management, LTD (“Compass”). Mr. Wallace, as a Director and Manager of Compass, shares voting and dispositive power over the shares held by Fund. Mr. Wallace disclaims beneficial ownership of the Fund Securities (except to the extent of any pecuniary interest therein). The address for Compass, Fund and Mr. Wallace is 795 Ridge Lake Blvd., Ste. 106, Memphis, Tennessee 38120.

(6)	Consists of 509,422 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 9, 2015.

(7)	Consists of 143,041 shares of Common Stock, 3,640 shares of Series F Preferred Stock, 382,087 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 9, 2015 and 1,820 shares of Common Stock issuable upon exercise of warrants exercisable within 60 days of March 9, 2015.

(8)	Consists of 133,629 shares of Common Stock and 290,160 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 9, 2015.

(9)	Includes 22,763 shares of Common Stock, and options to purchase 6,180 shares of Common Stock, held directly by Mr. Eberwein. Mr. Eberwein, the Chairman of our Board of Directors, as the manager of Lone Star Value GP and sole member of Lone Star Value Management may be deemed the beneficial owner of the securities beneficially owned by Lone Star Value LP. Mr. Eberwein disclaims beneficial ownership of the shares of Common Stock held by Lone Star Value LP, except to the extent of his pecuniary interest therein.

(10)	Consists of 37,500 shares of Common Stock and 79,902 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 9, 2015.

(11)	Consists of 10,100 shares of Common Stock and 25,875 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 9, 2015.

(12)	Consists of 3,481 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 9, 2015.

(13)	Consists of 3,461,744 shares of Common Stock, 5,100 shares of Series F Preferred Stock, 1,408,353 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 9, 2015 and 821,726 shares of Common Stock issuable upon exercise of warrants exercisable within 60 days of March 9, 2015.

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EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal Year 2013 and 2014

The following table sets forth the total compensation awarded to, earned by, or paid to Mr. Richard K. Coleman, Jr., Mr. David Cerf and Mr. Brian Bianchi, who are collectively referred to as our “named executive officers,” during the years ended October 31, 2013 and 2014:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Nonequity Incentive Compensation ($)(4)	Other ($)(5)	Total ($)

Richard K. Coleman, Jr.	2013	132,997	105,605	-	88,812	-	-	327,414
President and Chief	2014	275,000	197,500	-	447,553	-	-	920,053
Executive Officer

David Cerf	2013	241,250	-	25,733	330,083	12,867	-	609,933
Executive Vice	2014	250,000	-	54,417	-	27,208	-	331,625
President of Business and Corporate Development

Brian Bianchi	2013	226,250	-	9,050	323,940	27,150	5,000	591,390
Chief Operating	2014	235,000	-	50,525	-	25,263	3,000	313,788
Officer

(1)	On August 5, 2013, we awarded a cash bonus of $45,605 to Mr. Coleman. On November 29, 2013, we awarded a cash bonus of $60,000 to Mr. Coleman, reported in fiscal year 2013.

(2)	On January 3, 2014, we awarded 11,540 and 4,058 shares of Common Stock to Messrs. Cerf and Bianchi, respectively, recorded as a stock bonus in fiscal year 2013. The dollar amounts in the table represent the total grant date fair value of the award in accordance with the authoritative guidance issued by the Financial Accounting Standards Board (“FASB”) on stock compensation based on the closing price of our Common Stock on the date of grant. On December 9, 2014, our Compensation Committee approved the payment of stock bonuses under our 2014 Management Bonus Plan described below. The dollar amounts in the table represent the total grant date fair value of the award in accordance with the authoritative guidance issued by the FASB on stock compensation based on the closing price of our Common Stock on the date of grant. The number of shares awarded to each such officer will be determined with reference to the price of the Company’s Common Stock as reported on Nasdaq on the date of issuance, which is expected to be in early January 2015.

(3)	We granted options to purchase 300,000 shares of Common Stock on June 13, 2013 to Mr. Bianchi, at a grant date fair value of $1.08 per share. We granted options to purchase 300,000 shares of Common Stock on June 14, 2013 to Mr. Cerf, at a grant date fair value of $1.10 per share. These awards vest 16.6% on September 1, 2013, 41.7% on June 1, 2014, and 41.7% on June 1, 2015. We granted options to purchase 68,407 shares of Common Stock on September 16, 2013 and 75,000 shares of Common Stock on October 31, 2013 to Mr. Coleman, at a grant date fair value of $0.68 and $0.56 per share, respectively. These grants vested immediately upon grant. We granted options to purchase 450,000 shares of Common Stock on November 21, 2013 to Mr. Coleman, at a grant date fair value of $0.99 per share. This award vests 12.5% per quarter, for eight quarters.

(4)	On December 15, 2013, we awarded cash bonuses of $12,867 and $27,150 to Messrs. Cerf and Bianchi, respectively, reported in fiscal year 2013 pursuant to our Management Bonus Plan for fiscal 2013. On December 9, 2014, we awarded cash bonuses of $27,208 and $25,263 to Messrs. Cerf and Bianchi, respectively, under our Management Bonus Plan for fiscal 2014 as described below.

(5)	We award cash bonuses through our Patent Award Plan. Various levels of bonuses are awarded based on the stage a patent is in through the U.S. patent system. Cash patent bonus awards of $5,000 was awarded to Mr. Bianchi during fiscal year 2013 and $3,000 during fiscal year 2014.

Management Bonus Plan

During fiscal 2014, our 2014 Management Bonus Program was in effect. Under the Management Bonus Program, Messrs. Bianchi and Cerf were eligible for a target bonus of 40% of such executive officer’s salary paid in fiscal 2014. Seventy-five percent of the target payout was based on the achievement of financial objectives related to adjusted net income (loss) from product operations, which amount excluded revenue and expenses from intellectual property litigation and licensing, stock-based compensation and depreciation. The threshold payout level was triggered by our receipt of 70% of the eligible amount related to adjusted net income (loss) from product operations, in the event we achieve adjusted net income (loss) from product operations 30% worse than the target amount, and the amount payable would increase on a linear scale up to 110% of the eligible amount in the event we achieve adjusted net income (loss) from product operations 10% better than the target amount. Additionally, these officers were eligible for a maximum payout of 125% of the eligible amount in the event we achieve zero or positive adjusted net income (loss) from product operations.

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The remaining twenty-five percent payout under the 2014 Management Bonus Plan was based on the achievement of individual MBO goals for each such executive officer.

The Compensation Committee determined that the adjusted net income (loss) from product operations target exceeded the threshold level and determined to make a pro-rated payment to each of Messrs. Cerf and Bianchi accordingly.

The Compensation Committee determined to give each of Mr. Bianchi and Mr. Cerf a pro-rated payout with respect to the MBO portion of such officer’s bonus. The MBO for each officer was based on specific, measurable goals that were met throughout the year.

The bonus payouts described above were paid in a combination of (i) a cash payment and (ii) the issuance of stock pursuant to the Company’s 2010 Stock Incentive Plan, with the number of shares to be issued to each such executive officer determined with reference to the closing price of the Company’s Common Stock as reported on Nasdaq on the date of issuance. These awards are described above in the footnotes to the “Summary Compensation Table.”

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Outstanding Equity Awards at Fiscal Year-End 2014

The following table sets forth information regarding unexercised options held by each of our named executive officers as of October 31, 2014.

	Number of
	Securities
	Underlying
	Unexercised		Number of Securities		Options
	Options (#)		Underlying Unexercised	Options Exercise	Expiration
Name	Exercisable		Options (#) Unexercisable	Price ($)	Date
Richard K. Coleman, Jr.	391	(1)	-	1.60	7/31/2023
	68,407	(2)	-	1.24	9/16/2023
	75,000	(3)	-	1.03	10/31/2023
	225,000	(4)	225,000	1.54	11/23/2023

David Cerf	57,500	(5)	-	3.40	4/20/2015
	3,750	(6)	-	3.52	3/31/2016
	15,837	(7)	-	4.48	1/31/2017
	50,000	(8)	-	1.56	8/25/2020
	50,000	(9)	-	1.56	8/25/2020
	75,000	(10)	25,000	4.75	10/17/2021
	175,000	(11)	125,000	2.10	6/14/2023

Brian Bianchi	12,250	(12)	-	4.56	8/31/2015
	12,044	(6)	-	3.52	3/31/2016
	43,991	(7)	-	4.48	1/31/2017
	12,500	(8)	-	1.56	8/25/2020
	12,500	(9)	-	1.56	8/25/2020
	18,750	(10)	6,250	4.75	10/17/2021
	175,000	(13)	125,000	2.10	6/13/2023

(1)	This award was fully vested on July 31, 2013.

(2)	This award was fully vested on September 16, 2013.

(3)	This award was fully vested on October 31, 2013.

(4)	Mr. Coleman was awarded options to purchase 450,000 shares of Common Stock on November 21, 2013. These awards vest 12.5% each quarter, commencing on January 31, 2014. These awards will be fully vested as of October 31, 2015. The grant date fair value, based on the Black-Scholes calculation utilized by the Company, was $0.99 per option. Unvested shares are valued at $223,000 as of October 31, 2014.

(5)	This award was fully vested on April 15, 2009.

(6)	This award was fully vested on March 31, 2010.

(7)	These awards were fully vested as of January 31, 2011.

(8)	These awards were fully vested as of August 25, 2014.

(9)	These awards were fully vested as of August 25, 2012.

(10)	Messrs. Cerf and Bianchi were awarded options to purchase 100,000 and 25,000 shares of Common Stock, respectively, on October 17, 2011. These awards vest 25% on the one-year anniversary of the award, and 6.25% quarterly for the following three years. These awards will be fully vested as of October 17, 2015. The grant date fair value, based on the Black-Scholes calculation utilized by the Company, was $3.38 per option. Unvested shares are valued at $85,000 and $21,000 for Messrs. Cerf and Bianchi, respectively as of October 31, 2014.

(11)	Mr. Cerf was awarded options to purchase 300,000 shares of Common Stock on June 14, 2013. These awards vest 16.6% on September 1, 2013, 41.7% on June 1, 2014, and 41.7% on June 1, 2015. These awards will be fully vested as of June 1, 2015. The grant date fair value, based on the Black-Scholes calculation utilized by the Company, was $1.10 per option. Unvested shares are valued at $138,000 as of October 31, 2014.

(12)	This award was fully vested on August 31, 2009.

(13)	Mr. Bianchi was awarded options to purchase 300,000 shares of Common Stock on June 13, 2013. These awards vest 16.6% on September 1, 2013, 41.7% on June 1, 2014, and 41.7% on June 1, 2015. These awards will be fully vested as of June 1, 2015. The grant date fair value, based on the Black-Scholes calculation utilized by the Company, was $1.08 per option. Unvested shares are valued at $135,000 as of October 31, 2014.

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Employment Agreements and Severance Arrangements

Richard K. Coleman, Jr. Employment Agreement.  Richard K. Coleman, Jr. was appointed to serve as our Interim President and Chief Executive Officer on May 8, 2013. On August 2, 2013, we entered into an at-will employment agreement with Mr. Coleman, effective from the date that he began serving as our interim President and CEO. On November 21, 2013, subsequent to the end of our 2013 fiscal year, we entered into an Amended and Restated Employment Agreement with Mr. Coleman which replaced the interim employment agreement.

Mr. Coleman’s agreement has an initial term ending November 20, 2016, and its term is automatically renewed for successive one-year terms thereafter unless Mr. Coleman or we elect to terminate it.

Mr. Coleman currently receives an annual base salary of $300,000. His base salary may be increased in the discretion of the Board of Directors or its Compensation Committee.

Mr. Coleman will be eligible for semi-annual performance bonuses during the term of the employment agreement, which performance bonuses will have a target payout of $150,000 per fiscal half. The amount paid to Mr. Coleman pursuant to these bonus payments will be based on the level of achievement, as determined by the Compensation Committee, of performance objectives that will be developed by the Compensation Committee in consultation with Mr. Coleman. The performance objectives are expected, but not required, to be based upon objectives such as (i) monetization of various parts of the Company’s intellectual property portfolio over specified time frames, (ii) cash position and/or cash flow, and/or (iii) net income, profit or other earnings and operating performance measures. Except in connection with a Change of Control (as defined in the employment agreement), Mr. Coleman must be employed with the Company on the last day of a fiscal quarter or fiscal year in order to be eligible for a quarterly performance bonus with respect to that period. If a Change of Control of the Company occurs during the term of the employment agreement, the quarterly and annual performance bonus for the quarter and year in which the Change of Control occurs will be deemed to have been achieved at the “target” level.

In connection with the entry into the employment agreement, Mr. Coleman received a grant of options to purchase 450,000 shares of the Company’s Common Stock. These options have an exercise price of $1.54 per share, such amount being the mean of the high and low sales prices of the Company’s Common Stock on November 21, 2013, as determined in accordance with the terms of the Company’s 2010 Stock Incentive Plan. Subject to Mr. Coleman’s continued employment with the Company, one-eighth of these options will vest quarterly, with the first one-eighth to vest on January 31, 2014. In addition, the unvested portion of these options will immediately vest upon the occurrence of a Change of Control, in the event that Mr. Coleman is terminated in circumstances other than a Termination for Cause (as defined in the employment agreement) or in the event that Mr. Coleman resigns with Good Reason (as defined in the employment agreement). He may receive additional option grants in the discretion of the Board of Directors or its Compensation Committee.

In the event that Mr. Coleman’s employment is terminated by him or by us in circumstances constituting a Termination for Cause or a resignation other than for Good Reason, Mr. Coleman will receive accrued and unpaid salary through the termination date and expense reimbursement. In the event that Mr. Coleman’s employment is terminated by the Company in circumstances that do not constitute a Termination for Cause or if Mr. Coleman resigns in circumstances constituting Good Reason, then all of Mr. Coleman’s options will accelerate and vest in full (unless an award agreement relating to such options explicitly provides otherwise); and Mr. Coleman will receive accrued and unpaid salary through the termination date, expense reimbursement, one year of severance pay equal to his then-current annual salary, payable over a 12-month period, and a lump sum payment equal to 100% of his target performance bonus for four fiscal quarters and 100% of his target bonus for one fiscal year as if he had remained employed by the Company through the relevant dates to be eligible for such amounts.

Severance Benefit Program.  We have a severance benefit program for certain members of management, including Mr. Bianchi and Mr. Cerf. Under the program, should the executive’s employment with us terminate by reason of an involuntary termination at any time, the executive will become entitled to receive the following severance benefits:

•	each outstanding option the executive holds at the time of the involuntary termination will immediately vest in full and become exercisable until the earlier of the expiration of the option term or the end of the twelve month period following the date of the involuntary termination. Any options not exercised prior to the expiration of the applicable post-service exercise period will lapse and cease to remain exercisable, which we refer to as the “severance period;”

•	the executive will be entitled to receive severance payments equal to his or her monthly rate of base salary for a period of twelve months, subject to his or her agreement not to provide any services, advice or assistance to any entity that provides products or services which are or may be competitive with those offered or proposed to be offered by us, solicit any of our customers, clients, suppliers, agents or other of our associated parties or solicit any of our employees or contractors to alter their relationship with us or accept employment or a consulting arrangement with any person other than us; and

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•	we will, at our expense, continue to provide the executive and his or her eligible dependents with our paid portion of health care coverage under our medical/dental plan until the earlier of the expiration of that number of months equal to one-half of the severance period measured from the first day of the first month following the effective date of the involuntary termination or the first date that he or she is covered under another employer’s health benefit program which provides substantially the same level of benefits without exclusion for pre-existing medical conditions.

The aggregate present value of the benefits to which the executive may become entitled at the time of the involuntary termination will in no event exceed in amount the dollar amount which yields the greatest after-tax amount of benefits after taking into account any excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, referred to as the Code, on the payments and benefits which are provided under the severance benefit program or any other compensation made to the executive in connection with a change in control and which qualifies as parachute payments within the meaning of Section 280G(b)(2) of the Code and the regulations issued thereunder.

Advisory Vote on Executive Compensation

At our 2013 Annual Meeting of Stockholders, we solicited an advisory vote of our stockholders to approve the compensation of our named executive officers and to determine how frequently the Company should conduct such advisory votes. Ninety-six percent of the votes cast voted in favor of approval of the compensation of our named executive officers and 62% of the votes cast voted in favor of having an advisory vote on executive compensation every three years. Consistent with the majority of stockholder votes cast, we will conduct our next advisory vote on executive compensation at our 2016 Annual Meeting of Stockholders.

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AUDIT COMMITTEE REPORT

Management is responsible for our system of internal controls over financial reporting and for preparing its financial statements. Our independent registered public accounting firm, PMB Helin Donovan, LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee is responsible for overseeing management’s conduct of the financial reporting process and system of internal control.

During 2014, the Audit Committee met regularly and held many discussions with management and the independent registered public accounting firm. During these meetings and in meetings concerning our Annual Report on Form 10-K for the year ended October 31, 2014, the Audit Committee has:

•	reviewed and discussed the audited financial statements included in our Annual Report on Form 10-K for the year ended October 31, 2014 with management and our independent registered public accounting firm;

•	received the written disclosures and communications from the independent registered public accounting firm that are required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed the independence of the independent registered public accounting firm with such firm; and

•	discussed with the independent registered public accounting firm the matters required to be discussed under Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, or any successor rule.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company and its subsidiaries be included in the Annual Report on Form 10-K for the year ended October 31, 2014 for filing with the SEC.

The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in its report on our financial statements. The Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not, however, ensure that our financial statements are presented in accordance with generally accepted accounting principles or that the audit of our financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board.

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

MEMBERS OF THE AUDIT COMMITTEE
Galen Vetter, Chairman
Don Pearce
Robert Pearse

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BACKGROUND TO NOL PROTECTION PROPOSALS (PROPOSAL NOS. 3 AND 4)

Our past operations generated significant net operating losses and other tax benefits (collectively, the “NOLs”). Under federal tax laws, we generally can use our NOLs and certain related tax credits to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, at which point they “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. As of October 31, 2014, we had approximately $128.7 million in federal NOLs. While we cannot estimate the exact amount of NOLs that we will be able to use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset.

Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382 (“Section 382”) of the Code. Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders that is deemed to own at least 5% of our Common Stock increases its ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

If an ownership change is deemed to occur, the limitations imposed by Section 382 could significantly limit our ability to use our NOLs to reduce future income tax liability and result in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken to protect our NOLs, we believe it is possible that we could experience an ownership change before our NOLs are fully-utilized or expire.

After careful consideration, our Board determined that the most effective way to protect the significant potential long-term tax benefits presented by our NOLs is to adopt an amendment to our Certificate of Incorporation (the “Protective Amendment”) and to maintain our Tax Benefit Preservation Plan, dated as of May 23, 2014 (the “Rights Plan”).

The Protective Amendment, which is designed to prevent certain transfers of our securities that could result in an ownership change, is described below under Proposal 3 and the complete text of the Protective Amendment is attached as Appendix A to this Proxy Statement. The Protective Amendment will not be put into effect unless and until it is approved by our stockholders at the Annual Meeting. Even if approved by our stockholders, the Board retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Delaware.

On May 23, 2014, our Board approved and we entered into the Rights Plan, which is described below under Proposal 4 and the complete text of which is attached as Appendix B to this Proxy Statement. Pursuant to the Rights Plan, we issued certain stock purchase rights to stockholders with terms designed to deter transfers of our Common Stock that could result in an ownership change. The Rights Plan requires stockholder approval to remain in effect after the Annual Meeting, and will expire immediately following the final adjournment of the Annual Meeting if stockholder approval is not received.

Our Board urges stockholders to read Proposal Nos. 3 and 4, the items discussed below under the heading “Certain Considerations Related to the Protective Amendment and the Tax Benefit Preservation Plan” and the complete text of the Protective Amendment and the Rights Plan, which are attached as Appendix A and Appendix B to this Proxy Statement, respectively. It is important to note that neither the Protective Amendment nor the Rights Plan offer a complete solution and that an ownership change may occur even if the Protective Amendment and the Rights Plan are approved by our stockholders. There may be limitations on the enforceability of the Protective Amendment against stockholders who do not vote to approve it that may allow an ownership change to occur. Moreover, the Rights Plan may deter, but ultimately cannot block, transfers of Common Stock that might result in an ownership change. The limitations of the Protective Amendment and the Rights Plan are described in more detail below. Because of their individual limitations, the Board believes that the adoption of the Protective Amendment and the Rights Plan is appropriate and that together they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant potential long-term tax benefits presented by our NOLs. Accordingly, the Board recommends that stockholders approve both the Protective Amendment and the Rights Plan.

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PROPOSAL 3

APPROVAL OF PROTECTIVE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

For the reasons discussed above under “Background to NOL Protection Proposals,” our Board recommends that our stockholders adopt the Protective Amendment to protect the significant potential long-term tax benefits presented by our NOLs. The Protective Amendment is designed to prevent certain transfers of our Common Stock that could result in an ownership change under Section 382, and, therefore, significantly impair the value of our NOLs. The Board believes it is in our and our stockholders’ best interests to adopt the Protective Amendment to help protect our NOLs.

The purpose of the Protective Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our Common Stock that could affect the percentage of stock that is treated as being owned by a holder of 4.99% of our Common Stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. Our Board has adopted resolutions approving and declaring the advisability of amending our Certificate of Incorporation as described below and the complete text of the Protective Amendment is attached as Appendix A to this Proxy Statement. However, in order for the Protective Amendment to be implemented, it first must be approved by our stockholders at the Annual Meeting.

The Protective Amendment, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which we would expect to do as soon as practicable after the Protective Amendment is approved by our stockholders. Even if approved by the stockholders, the Board retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Delaware.

Description of NOL Protective Amendment

The following description of the Protective Amendment is qualified in its entirety by reference to the complete text of the Protective Amendment attached as Appendix A to this Proxy Statement. Please read the Protective Amendment in its entirety as the discussion below is only a summary.

Prohibited Transfers. The Protective Amendment generally will restrict any direct or indirect transfer (such as transfers of our Common Stock that result from the transfer of interests in other entities that own our Common Stock) if the effect would be to:

•	increase the direct or indirect ownership of our Common Stock by any Person (as defined below) from less than 4.99% to 4.99% or more of our Common Stock; or

•	increase the percentage of our Common Stock owned directly or indirectly by a Person owning or deemed to own 4.99% or more of our Common Stock.

“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and includes any successor (by merger or otherwise) of any such entity or group.

Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of our Common Stock would equal or exceed the 4.99% thresholds discussed above, or to Persons whose direct or indirect ownership of our Common Stock would by attribution cause another Person to equal or exceed such threshold. Complicated stock ownership rules prescribed by the Code (and regulations promulgated thereunder) will apply in determining whether a Person is a 4.99% stockholder under the Protective Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our Common Stock owned directly or indirectly by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our Common Stock owned by, any stockholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our Common Stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our Common Stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our Common Stock.

These transfer restrictions may result in the delay or refusal of certain requested transfers of our Common Stock, or prohibit ownership (thus requiring dispositions) of our Common Stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our Common Stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our Common Stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

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Consequences of Prohibited Transfers. Upon adoption of the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our Common Stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. In this Proxy Statement, our Common Stock purportedly acquired in violation of the Protective Amendment is referred to as “excess stock.”

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any stockholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.

With respect to any transfer of Common Stock that does not involve a transfer of our securities within the meaning of Delaware law but that would cause a person to violate the Protective Amendment, the following procedure will apply in lieu of those described above: in such case, such person whose ownership of our securities is attributed to such proscribed person will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such proscribed person not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such stockholder that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Public Groups; Modification and Waiver of Transfer Restrictions. In order to facilitate sales by our stockholders into the market, the Protective Amendment permits otherwise prohibited transfers of our Common Stock where the transferee is a public group.

In addition, our Board will have the discretion to approve a transfer of our Common Stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our stockholders’ best interests. If our Board decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, our Board may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our Board may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by our Board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of our NOLs under Section 382. If our Board decides to grant a waiver, it may impose conditions on such waiver on the acquirer or selling party.

In the event of a change in law, our Board will be authorized to modify the applicable allowable percentage ownership interest (currently less than 4.99%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that our Board determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve our NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our stockholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.

Our Board may establish, modify, amend or rescind bylaws, regulations and procedures for purposes of determining whether any transfer of Common Stock would jeopardize our ability to use our NOLs.

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Implementation and Expiration of the Protective Amendment

If our stockholders approve the Protective Amendment, we intend to file the Protective Amendment promptly with the Secretary of State of the State of Delaware, whereupon the Protective Amendment will become effective. We intend to enforce the restrictions in the Protective Amendment immediately thereafter to preserve the future use of our NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our Common Stock in uncertificated form and to disclose such restrictions to the public generally.

Even if our stockholders approve the Protective Amendment, the Board retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Delaware.

The Protective Amendment would expire on the earliest of (i) the close of business on the date that is the third anniversary of the filing of the Protective Amendment with the Secretary of State of the State of Delaware, (ii) our Board’s determination that the Protective Amendment is no longer necessary for the preservation of our NOLs because of the repeal of Section 382 or any successor statute, (iii) the beginning of a taxable year to which our Board determines that none of our NOLs may be carried forward and (iv) such date as our Board otherwise determines that the Protective Amendment is no longer necessary for the preservation of our NOLs. Our Board may also accelerate the expiration date of the Protective Amendment in the event of a change in the law if our Board has determined that the continuation of the restrictions contained in the Protective Amendment is no longer reasonably necessary for the preservation of our NOLs or such action is otherwise reasonably necessary or advisable.

Effectiveness and Enforceability

Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted given that:

•	The Board can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our and our stockholders’ best interests.

•	A court could find that part or all of the Protective Amendment is not enforceable, either in general or as applied to a particular stockholder or fact situation. Delaware law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our Common Stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our Common Stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

•	Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Protective Amendment is made effective. However, our Board has adopted the Rights Plan, which is intended to act as a deterrent to any person acquiring 4.99% or more of our Common Stock and endangering our ability to use our NOLs.

As a result of these and other factors, the Protective Amendment is intended to reduce, but does not eliminate, the risk that we will undergo an ownership change that would limit our ability to utilize our NOLs.

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Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

•	Each stockholder who owns less than 5% of our Common Stock is generally (but not always) aggregated with other such stockholders and treated as a single “5-percent stockholder” for purposes of Section 382. Transactions in the public markets among such stockholders are generally (but not always) excluded from the Section 382 calculation.

•	There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent stockholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

•	Acquisitions by a person that cause the person to become a Section 382 “5-percent stockholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•	Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

•	Our redemption or buyback of our Common Stock will increase the ownership of any Section 382 “5-percent stockholders” (including groups of stockholders who are not individually 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent stockholder,” resulting in a 5% (or more) change in ownership.

Voting Requirements

Stockholder approval of the Protective Amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. Broker non-votes and abstentions, if any, will have the effect of votes “AGAINST” this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROTECTIVE AMENDMENT

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PROPOSAL 4

APPROVAL OF OUR TAX BENEFIT PRESERVATION PLAN

On May 23, 2014, our Board adopted the Tax Benefit Preservation Plan, referred to herein as the “Rights Plan,” the complete text of which is attached as Appendix B to this Proxy Statement. The Rights Plan requires stockholder approval to remain in effect after the Annual Meeting, and will expire immediately following the final adjournment of the Annual Meeting if stockholder approval is not received. Subject to limited exceptions, the Rights Plan is generally designed to deter any person from acquiring shares of our Common Stock (or any interest therein) if the acquisition would result in a stockholder (or several stockholders, in the aggregate, who hold their stock as a “group” under the federal securities laws) beneficially owning 4.99% or more of our then-outstanding shares of Common Stock without the approval of the Board.

The Rights Plan is intended to protect stockholder value by attempting to preserve our ability to use our NOLs to reduce our future income tax liability. Because of the possible limitations of the Protective Amendment in preventing transfers of our Common Stock that may result in an ownership change, as further described above under Proposal 3, our Board believes it is in our and our stockholders’ best interests to approve the Rights Plan.

Description of Rights Plan

The following is a summary of the terms of the Rights Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, the complete text of which is attached as Appendix B to this Proxy Statement. Please read the Rights Plan in its entirety, as the discussion below is only a summary.

Distribution and Transfer of Rights; Rights Certificates. On May 23, 2014, our Board authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of Common Stock and Series F Preferred Stock to stockholders of record as of the close of business on June 4, 2014 (the “Rights Plan Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series G Participating Preferred Stock, par value $0.001 per share (the “Series G Preferred Stock”), of the Company at an exercise price of $14.00 per one one-thousandth of a share of Series G Preferred Stock, subject to adjustment (the “Exercise Price”).

Prior to the Distribution Date referred to below: (i) the Rights will be evidenced by and trade with the certificates for the Common Stock and Series F Preferred Stock (or, with respect to any uncertificated Common Stock registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed; (ii) new Common Stock and Series F Preferred Stock certificates issued after the Rights Plan Record Date will contain a legend incorporating the Rights Plan by reference (for uncertificated Common Stock or Series F Preferred Stock registered in book entry form, this legend will be contained in a notation in book entry); and (iii) the surrender for transfer of any certificates for Common Stock or Series F Preferred Stock (or the surrender for transfer of any uncertificated Common Stock or Series F Preferred Stock registered in book entry form) will also constitute the transfer of the Rights associated with such shares of Common Stock or Series F Preferred Stock.

Rights will accompany any new shares of Common Stock or Series F Preferred Stock that are issued after the Rights Plan Record Date.

Distribution Date. The date on which the Rights separate from the Common Stock and Series F Preferred Stock and become exercisable is referred to as the “Distribution Date.” Subject to certain exceptions specified in the Rights Plan, the Rights will separate from the Common Stock and Series F Preferred Stock and become exercisable following (i) the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person (as defined below) has acquired beneficial ownership of 4.99% or more of the Common Stock (including ownership of Series F Preferred Stock as beneficial ownership of Common Stock) or (ii) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.99% or more of the Common Stock. For purposes of calculating beneficial ownership of Common Stock under the Rights Plan, each outstanding share of Series F Preferred Stock is deemed to represent the ownership of the number of shares of Common Stock issuable upon conversion of such share of Series F Preferred Stock (which, for the sake of clarity, is one share as of the date hereof), notwithstanding any limitations on such holder’s ability to convert shares of Series F Preferred Stock into Common Stock. In addition, for purposes of the Rights Plan, a person is not deemed to beneficially own any shares of Common Stock issued or issuable pursuant to any equity award or other stock incentive plan approved by the Board. After the Distribution Date, we will mail Rights certificates to our stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Stock and Series F Preferred Stock. Thereafter, such Rights certificates alone will represent the Rights.

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Series G Preferred Stock Purchasable Upon Exercise of Rights. After the Distribution Date, each Right will entitle the holder to purchase for the Exercise Price one one-thousandth of a share of Series G Preferred Stock having economic and other terms similar to that of one share of Common Stock. This portion of a share of Series G Preferred Stock is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one share of Common Stock, and should approximate the value of one share of Common Stock.

More specifically, each one one-thousandth of a share of Series G Preferred Stock, if issued, will: (i) not be redeemable; (ii) entitle holders to quarterly dividend payments of $0.001 per share, or an amount equal to the dividend paid on one share of Common Stock, whichever is greater; (iii) entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of Common Stock, whichever is greater; (iv) have the same voting power as one share of Common Stock; and (v) entitle holders to a per share payment equal to the payment made on one share of Common Stock, if the Common Stock is exchanged via merger, consolidation or a similar transaction.

Flip-In Trigger. If a person or group of affiliated or associated persons (an “Acquiring Person”) obtains beneficial ownership of 4.99% or more of the Common Stock (including shares of Series F Preferred Stock, which are deemed to represent ownership of Common Stock under the Rights Plan), except pursuant to an offer for all outstanding Common Stock and Series F Preferred Stock that the independent members of the Board determine to be fair and not inadequate and to otherwise be in the best interests of the Company and our stockholders after receiving advice from one or more investment banking firms, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.

Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Rights Plan, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

Any person who, together with its affiliates and associates, beneficially owns 4.99% or more of the outstanding shares of Common Stock as of the time of the first public announcement of the Rights Plan (an “Exempt Person”) shall not be deemed an Acquiring Person, but only for so long as such person, together with its affiliates and associates, does not become the beneficial owner of any additional shares of Common Stock while such person is an Exempt Person. A person will cease to be an Exempt Person if such person, together with such person’s affiliates and associates, becomes the beneficial owner of less than 4.99% of the outstanding Common Stock.

Flip-Over Trigger. If, after an Acquiring Person obtains beneficial ownership of 4.99% or more of the Common Stock, (i) we merge into another entity, (ii) an acquiring entity merges into the Company or (iii) we sell or transfer more than 50% of our assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of Common Stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.

Redemption of the Rights. The Rights will be redeemable at our option for $0.001 per Right (payable in cash, shares of Common Stock or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.99% or more of the Common Stock (directly or including Series F Preferred Stock). Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.001 redemption price. The redemption price will be adjusted if we undertake a stock dividend or a stock split.

Exchange Provision. At any time after the date on which an Acquiring Person beneficially owns 4.99% or more of the Common Stock (including shares of Series F Preferred Stock) and prior to the acquisition by the Acquiring Person of 50% of the Common Stock, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for Common Stock at an exchange ratio of one share of Common Stock per Right (subject to adjustment). In certain circumstances, we may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to one share of Common Stock.

Expiration of the Rights. The Rights expire on the earliest of (i) 5:00 p.m., New York time, on the date that the stockholder votes with respect to the Annual Meeting are certified, unless the continuation of the Rights is approved by the affirmative (“FOR”) vote of a majority of shares of Common Stock and Series F Preferred Stock present, in person or represented by proxy, and entitled to vote on such matter at the Annual Meeting (or any adjournment or postponement thereof); (ii) 5:00 p.m., New York time, on May 23, 2017; (iii) the time at which the Rights are redeemed or exchanged under the Rights Plan; (iv) the repeal of Section 382 or any successor status and the Board’s determination that the Rights Plan is no longer necessary for preservation of our NOLs; or (v) the beginning of a taxable year of the Company to which the Board determines that no NOLs may be carried forward.

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Amendment of Terms of Rights Plan and Rights. The terms of the Rights and the Rights Plan may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Plan may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, (ii) shorten or lengthen any time period pursuant to the Rights Plan or (iii) make changes that do not adversely affect the interests of holders of the Rights.

Voting Rights; Other Stockholder Rights. The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the Company.

Anti-Dilution Provisions. The Board may adjust the Exercise Price, the number of Series G Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Common Stock, Series F Preferred Stock or Series G Preferred Stock. With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least 1% of the Exercise Price. No fractional shares of Series G Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Series G Preferred Stock.

Taxes. The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

Voting Requirements

Stockholder approval of the Tax Benefit Preservation Plan will require the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy. Broker non-votes and abstentions will not be counted in determining the number of votes cast and will have no effect on the approval of this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE TAX BENEFIT PRESERVATION PLAN

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CERTAIN CONSIDERATIONS RELATED TO THE PROTECTIVE AMENDMENT
AND THE TAX BENEFIT PRESERVATION PLAN

Our Board believes that attempting to protect the tax benefits of our NOLs as described above under “Background to NOL Protection Proposals” is in our and our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment and the Rights Plan are approved. Please consider the items discussed below in voting on Proposal Nos. 3 and 4.

The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Protective Amendment and the Rights Plan are in place.

Continued Risk of Ownership Change

Although the Protective Amendment and the Rights Plan are intended to reduce the likelihood of an ownership change, we cannot assure you that they would prevent all transfers of our Common Stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Amendment’s restrictions on acquisition of our Common Stock will be enforceable against all our stockholders, and they may be subject to challenge on equitable grounds, as discussed above under Proposal 3.

Potential Effects on Liquidity

The Protective Amendment will restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of our Common Stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our Common Stock may be limited by reducing the class of potential acquirers for such shares. In addition, a stockholder’s ownership of our Common Stock may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, such stockholder. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our Common Stock approaches the restricted levels.

Potential Impact on Value

If the Protective Amendment is adopted, our Board intends to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our Common Stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our Common Stock and certain institutional holders who may not be comfortable holding our Common Stock with restrictive legends, may not choose to purchase our Common Stock, the Protective Amendment could depress the value of our Common Stock in an amount that could more than offset any value preserved from protecting our NOLs. The Rights Plan could have a similar effect if investors object to holding our Common Stock subject to the terms of the Rights Plan.

Potential Anti-Takeover Impact

The reason our Board approved the Protective Amendment and the Rights Plan is to protect the significant potential long-term tax benefits presented by our NOLs. The Protective Amendment and the Rights Plan are not intended to prevent a takeover of the Company. However, the Protective Amendment, if approved by our stockholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate 4.99% or more of our Common Stock and the ability of persons, entities or groups now owning 4.99% or more of our Common Stock to acquire additional shares of our Common Stock without the approval of our Board. Similarly, the Rights Plan could be deemed to have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Protective Amendment, if approved by our stockholders, and the Rights Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.

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Effect of the Protective Amendment If You Vote For It and Already Directly or Indirectly Own 4.99% or More of our Common Stock

If you already own 4.99% or more of our Common Stock, you would be able to transfer shares of our Common Stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our Common Stock or create a new holder of 4.99% or more of our Common Stock. You will also be able to transfer your shares of our Common Stock through open-market sales to a public group. Shares acquired in any such transaction will be subject to the Protective Amendment’s transfer restrictions.

Effect of the Protective Amendment If You Vote For It and Directly or Indirectly Own Less Than 4.99% of our Common Stock

The Protective Amendment will apply to you, but, so long as you own less than 4.99% of our Common Stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our Common Stock.

Effect of the Protective Amendment If You Vote Against It

Delaware law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our Common Stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our Common Stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

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PROPOSAL 5

AMENDMENT TO 2010 STOCK INCENTIVE PLAN TO
INCREASE THE SHARES SUBJECT TO
THE 2010 STOCK INCENTIVE PLAN

The Company’s 2010 Stock Incentive Plan (the “2010 Plan”) was approved by the Board of Directors on May 26, 2010 and became effective on August 13, 2010, upon approval by stockholders. On March 12, 2015, subject to stockholder approval, the Board approved an amendment to the 2010 Plan to increase the number of shares of our Common Stock subject to the 2010 Plan from 3,750,000 shares to 5,250,000 shares (as so amended, the “Amended Plan”).

The 2010 Plan was originally approved in May 2010 and authorized the issuance of up to 10,000,000 shares of our Common Stock.  Subsequently, the Company effectuated a 4-to-1 reverse stock split on August 12, 2011, pursuant to which the number of shares authorized under the 2010 Plan was adjusted to 2,500,000 shares. Pursuant to the 2010 Plan’s “evergreen” provision, the total number of shares authorized under the 2010 Plan automatically increased by 250,000 shares (after giving effect to the reverse stock split) per year for the past five years. The 3,750,000 shares currently authorized under the 2010 Plan reflects the adjusted maximum of 2,500,000 shares authorized for issuance plus the 1,250,000 shares added to the 2010 Plan over the past five years pursuant to the evergreen provision. The Company is also proposing, among other things, to amend the 2010 Plan to eliminate the evergreen provision (See Proposal 6).

General

Subject to certain conditions discussed below, the total number of shares of Common Stock which may be issued under the 2010 Plan currently may not exceed 3,750,000 shares. If this proposal to amend the 2010 Plan is approved, then the Amended Plan will authorize the issuance of a total of 5,250,000 shares of our Common Stock.

As of March 13, 2015, there were 19,175,657 shares of our Common Stock issued and outstanding. The closing sale price of our Common Stock quoted on the Nasdaq Capital Market on March 13, 2014, was $2.82 per share.

All awards under the 2010 Plan are within the discretion of the Compensation Committee and, therefore, future awards under the 2010 Plan, or, if approved, the Amended Plan, are generally not determinable.

The following table provides information about outstanding awards and shares of Common Stock available for future awards under all of the Company’s equity compensation plans as of October 31, 2014:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding shares reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,104,067	$2.32	200,062

Equity compensation plans not approved by security holders	-	-	-

Total	3,104,067	$2.32	200,062

Purpose of the Amendment

The Board has determined that the number of Shares remaining available for issuance under the 2010 Plan is not sufficient to support the Company’s intended compensation programs over the next several years. The Board believes that the success of the Company is largely dependent on its ability to attract and retain highly-qualified employees and non-employee directors and that by offering them the opportunity to acquire or increase their proprietary interest in the Company, the Company will enhance its ability to attract and retain such persons. Further, the Company strongly believes in aligning the interests of its employees, especially its executive officers, with those of its stockholders. Accordingly, the Company is proposing to amend the 2010 Plan to increase the number of shares of our Common Stock subject thereto from 3,750,000 shares to 5,250,000 shares. The Company is also proposing, among other things, to amend the 2010 Plan to eliminate the 2010 Plan’s “evergreen” provision (See Proposal 6).

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Description of the Amended Plan

A summary of the Amended Plan is set forth below and the full text of the Amended Plan (which also reflects the amendments proposed in Proposal 6) is attached hereto as Appendix C. The following discussion of the Amended Plan is qualified in its entirety by reference to Appendix C.

The Purpose of the Amended Plan

The purpose of the Amended Plan is to provide a means through which we may attract able persons to serve as our employees, directors, or consultants and to provide a means whereby those individuals upon whom the responsibilities of our successful administration and management rest, and whose present and potential contributions to our welfare are of importance, may acquire and maintain stock ownership, thereby strengthening their concern for our welfare. A further purpose of the Amended Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance our profitable growth. Accordingly, the Amended Plan provides for granting incentive stock options, options that do not constitute incentive stock options, restricted stock awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee, consultant, or director as provided in the Amended Plan.

Administration of the Amended Plan

The Amended Plan is administered by the Compensation Committee of our Board of Directors (the “Committee”). The Amended Plan provides that it will be administered by a committee of, and appointed by, our Board of Directors. In the absence of such a committee to administer the Amended Plan, the Board of Directors will serve as the committee. From and after the date upon which we become a “publicly held corporation” (as defined in Section 162(m) of the Code and applicable interpretive authority under the Code), the Amended Plan will be administered by a committee of, and appointed by, our Board of Directors that will be comprised solely of two or more “outside directors” within the meaning of used in Section 162(m) of the Code and applicable interpretive authority under the Code and within the meaning of “Non-employee Director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act.

Subject to the express provisions of the Amended Plan, the Committee will have the authority, in its discretion: (i) to determine which employees, consultants, or directors will receive an award (“Award”); (ii) the time or times when an Award will be made; (iii) whether an Incentive Stock Option (“Incentive Stock Option”) or nonstatutory stock option (“Nonstatutory Stock Option”) will be granted; and (iv) the number of shares to be subject to each option (“Option”) or restricted stock award (“Restricted Stock Award”). In making such determinations, the Committee will take into account the nature of the services rendered by the respective employees, consultants, or directors, their present and potential contribution to our success, and such other factors as it in its discretion will deem relevant.

Eligibility

Awards may be granted only to persons who, at the time of grant, are:

•	employees, meaning any person in an employment relationship with us or any parent or subsidiary corporation (as defined in Section 424 of the Code);
•	consultants, meaning any person who is not an employee or director and who is providing services to us or any parent or subsidiary corporation (as defined in Section 424 of the Code) as an advisor, consultant, or other non-common law employee; or
•	directors, meaning (i) an individual elected to our Board of Directors by our stockholders or by the Board under applicable corporate law who either is serving on the Board on the date the Amended Plan is adopted by the Board or is elected to the Board after such date and (ii) for purposes of and relating to eligibility for the grant of an Award, an individual elected to the Board of Directors of any parent or subsidiary corporation (as defined in Section 424 of the Code) of ours.

Shares Subject to the Amended Plan

Number of Shares; Limitations on Shares. Subject to the conditions outlined below, the total number of shares of Common Stock which may be issued pursuant to Awards granted under the Amended Plan may not exceed 5,250,000 shares. Notwithstanding any provision in the Amended Plan to the contrary, the maximum number of shares of Common Stock with respect to one or more Awards that may be granted to any one Holder during each calendar year shall be 500,000, provided that in no event shall any Holder receive one or more Awards of Restricted Stock in excess of 250,000 shares of Common Stock. Shares will be deemed to have been issued under the Amended Plan only to the extent actually issued and delivered pursuant to an Award or to the extent an Award is settled in cash. To the extent that an Award lapses or the rights of its holder terminate, any shares of Common Stock subject to such Award will again be available for the grant of an Award. From and after the date upon which we become a publicly held corporation, the limitation set forth in the preceding sentences will be applied in a manner that will permit compensation generated under the Amended Plan to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretative authority under the Code, any shares subject to Options that are canceled or repriced.

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The 2010 Plan currently provides that the total number of shares that will be reserved, and that may be issued under the 2010 Plan, shall automatically increase on the first trading day of each calendar year by a number of shares equal to four percent (4%) of the total outstanding shares on the last day of the prior calendar year, subject to a maximum annual increase of 250,000 shares following the reverse stock split. Pursuant to Proposal 6 herein, the Amended Plan would eliminate the 2010 Plan’s “evergreen” provision. As a result, stockholder approval will be required for any future increase in the number of shares available under the Amended Plan.

Recapitalizations and Reorganizations. The existence of the Amended Plan and the Awards granted under the Amended Plan will not affect in any way the right or power of our Board of Directors or stockholders to make or authorize:

•	any adjustment, recapitalization, reorganization, or other change in our capital structure or business,
•	any merger, share exchange, or consolidation of us or any subsidiary,
•	any issue of debt or equity securities ranking senior to or affecting Common Stock or the rights of Common Stock,
•	the dissolution or liquidation of us or of any subsidiary,
•	any sale, lease, exchange, or other disposition of all or any part of our assets or business, or
•	any other corporate act or proceeding.

If we recapitalize, reclassify our capital stock, or otherwise change our capital structure, the number and class of shares of Common Stock covered by an outstanding Option will be adjusted so that the Option will thereafter cover the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Common Stock then covered by such Option.

The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, we effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by us, the number of shares of Common Stock with respect to which such Option may thereafter be exercised:

•	in the event of an increase in the number of outstanding shares, will be proportionately increased, and the purchase price per share will be proportionately reduced, and
•	in the event of a reduction in the number of outstanding shares, will be proportionately reduced, and the purchase price per share will be proportionately increased, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

If a “corporate change” occurs, then no later than:

•	10 days after the approval by our stockholders of the corporate change, other than a corporate change resulting from a person or entity acquiring or gaining ownership or control of more than 50% of the outstanding shares of our voting stock, or
•	30 days after a corporate change resulting from a person or entity acquiring or gaining ownership or control of more than 50% of the outstanding shares of our voting stock,

the Committee, acting in its sole discretion and without the consent or approval of any holder, will effect one or more of the following alternatives, which may vary among individual holders and which may vary among Options held by any individual holder:

•	accelerate the vesting of any Options then outstanding;
•	accelerate the time at which some or all of the Options then outstanding may be exercised so that such Options, or any portion of such Options, may be exercised for a limited period of time on or before a specified date, after which specified date all unexercised Options and all rights of holders under such Options will terminate;

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•	require the mandatory surrender to us by selected holders of some or all of the outstanding Options held by such holders;
•	make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such corporate change; or
•	provide that the number and class of shares of Common Stock covered by an outstanding Option will be adjusted so that such Option will thereafter cover the number and class of shares of stock or other securities or property to which the holder would have been entitled pursuant to the terms of the agreement of merger, consolidation, or sale of assets or dissolution if, immediately prior to such merger, consolidation, or sale of assets or dissolution, the holder had been the holder of record of the number of shares of Common Stock then covered by such Option.

A “corporate change” means the closing of a transaction whereby either:

•	we will not be the surviving entity in any merger, share exchange, or consolidation or survive only as a subsidiary of an entity;
•	we sell, lease, or exchange, or agree to sell, lease, or exchange, all or substantially all of our assets to any other person or entity;
•	we are to be dissolved and liquidated;
•	any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires or gains ownership or control of more than 50% of the outstanding shares of our voting stock; or
•	at such time as we become a reporting company under the Exchange Act and as a result of or in connection with a contested election of directors, the persons who were directors before such election will cease to constitute a majority of our Board of Directors.

Options

The term of each Option will be as specified by the Committee at the date of grant.

Under the 2010 Plan, an Option will be vested or exercisable in whole or in part and at such times as determined by the Committee and set forth in the notice of grant and option agreement. Pursuant to Proposal 6 herein, any Options granted under the Amended Plan will be subject to a one-year minimum vesting period. The holder will be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the holder’s name. The Committee in its discretion may provide that an Option will be vested or exercisable upon:

•	the attainment of one or more performance goals or targets established by the Committee, which are based on:
o	the price of a share of Common Stock,
o	our earnings per share,
o	our market share,
o	the market share of a business unit designated by the Committee,
o	our sales,
o	the sales of a business unit designated by the Committee,
o	our net income or the net income of a business unit designated by the Committee,
o	our cash flow return on investment or of any business unit designated by the Committee,
o	our earnings before or after interest, taxes, depreciation, or amortization or of any business unit designated by the Committee,
o	the economic value added, or
o	the return on stockholders’ equity;
•	the holder’s continued employment as an employee with us or continued service as a consultant or director for a specified period of time;
•	the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or
•	a combination of any of the foregoing.

Currently, under the 2010 Plan, each Option may, in the discretion of the Committee, have different provisions with respect to vesting or exercise of the Option. Pursuant to Proposal 6 herein, any Options granted under the Amended Plan will be subject to a one-year minimum vesting period. An Incentive Stock Option may be granted only to an individual who is an employee at the time the Option is granted. No Incentive Stock Option will be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of our stock or of our parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless (1) at the time such Option is granted the option price is at least 110% of the fair market value of the Common Stock subject to the Option and (2) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

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If an Option is designated as an Incentive Stock Option in the notice of grant, to the extent that such Option (together with all Incentive Stock Options granted to the optionee under the Amended Plan and all other of our stock option plans and our parent and subsidiaries) becomes exercisable for the first time during any calendar year for shares having a fair market value greater than $100,000, the portion of each such Incentive Stock Option that exceeds such amount will be treated as a Nonstatutory Stock Option. If the Code is amended to provide for a different limitation from that described in this paragraph, the different limitation will be deemed incorporated in the Amended Plan effective as of the date required or permitted by such amendment to the Code. If the Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation described in this paragraph, the optionee may designate which portion of such Option the optionee is exercising. In the absence of such designation, the optionee will be deemed to have exercised the Incentive Stock Option portion of the Option first. An Incentive Stock Option will not be transferable otherwise than by will or the laws of descent and distribution and will be exercisable during the holder’s lifetime only by such holder or his guardian or legal representative. The price at which a share of Common Stock may be purchased upon exercise of an Incentive Stock Option will not be less than 100% of the fair market value of a share of Common Stock on the date such Option is granted.

Except with respect to limitations on Incentive Stock Options described above, the price at which a share of Common Stock may be purchased upon exercise of an Option will be determined by the Committee, but in no event will the price be less than 100% of the fair market value of a share of Common Stock on the date such Option is granted.

Pursuant to Proposal 6, the Amended Plan will explicitly prohibit without stockholder approval (i) amending any Option to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted, and (ii) granting Options in exchange for, or in connection with, the cancellation or surrender of Options have a higher per share exercise price.

Restricted Stock Awards

Shares of Common Stock that are the subject of a Restricted Stock Award will be subject to restrictions on disposition by the holder and an obligation of the holder to forfeit and surrender the shares to us under certain circumstances. Currently, under the 2010 Plan, the forfeiture restrictions are determined by the Committee in its sole discretion. Pursuant to Proposal 6 herein, under the Amended Plan, the Committee may determine the forfeiture restrictions in its sole discretion, and the Committee may provide that the forfeiture restrictions will lapse upon any of the following; provided, however, that such restrictions will remain in place for a minimum one-year period before lapsing:

•	the attainment of one or more performance goals or targets established by the Committee, which are based on:
o	the price of a share of Common Stock,
o	our earnings per share,
o	our market share,
o	the market share of a business unit designated by the Committee,
o	our sales,
o	the sales of a business unit designated by the Committee,
o	our net income or the net income of a business unit designated by the Committee,
o	our cash flow return on investment or of any business unit designated by the Committee,
o	our earnings before or after interest, taxes, depreciation, or amortization or of any business unit designated by the Committee,
o	the economic value added, or
o	the return on stockholders’ equity;
•	the holder’s continued employment as an employee with us or continued service as a consultant or director for a specified period of time;
•	the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or
•	a combination of any of the foregoing.

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Currently, under the 2010 Plan, each Restricted Stock Award may, in the discretion of the Committee, have different forfeiture restrictions. Pursuant to Proposal 6 herein, each Restricted Stock Award may have different forfeiture restrictions in the discretion of the Committee; provided, however, that such restrictions will remain in place for a minimum one-year period before lapsing.

The Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to a holder pursuant to a Restricted Stock Award, and, upon such vesting, all restrictions applicable to such Restricted Stock Award will lapse as of such date. Any action by the Committee pursuant to this Section may vary among individual holders and may vary among the Restricted Stock Awards held by any individual holder. However, the Committee may not take any such action with respect to a Restricted Stock Award that has been granted after such date to a “covered employee” (within the meaning of Treasury Regulation Section 1.162-27(c)(2)) if such award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.

The Committee will determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that, in the absence of such a determination, a holder will not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Term of the Rights

Our Board of Directors in its discretion may terminate the Amended Plan at any time with respect to any shares of Common Stock for which awards have not theretofore been granted.

Duration of the Amended Plan

No Awards may be granted pursuant to the Amended Plan after ten years from the date of adoption of the 2010 Plan. The Amended Plan will remain in effect until all Options granted under the Amended Plan have been exercised, forfeited, assumed, substituted, satisfied or expired and all Restricted Stock Awards granted under the Amended Plan have vested or been forfeited.

Amendments to the Amended Plan

Our Board of Directors has the right to alter or amend the Amended Plan or any part of the Amended Plan from time to time; provided that no change in any award theretofore granted may be made that would impair the rights of the holder without the consent of the holder. However, our Board of Directors may not, without approval of the stockholders, amend the Amended Plan to increase the maximum aggregate number of shares that may be issued under the Amended Plan, change the class of individuals eligible to receive awards under the Amended Plan, or otherwise modify the Amended Plan in a manner that would require shareholder approval under applicable exchange rules.

Certain Federal Income Tax Consequences

The following discussion is a summary of the material U.S. federal income tax provisions relating to the grant and exercise of awards under the Amended Plan and the subsequent sale of Common Stock acquired under the Amended Plan. This summary does not discuss all aspects of Federal income taxation which may be important to you in light of your individual investment circumstances or if you are subject to special tax rules. Moreover, this summary does not address state, local or foreign tax consequences. This summary assumes that shares of our Common Stock you acquire upon exercise of your Awards will be held as a “capital asset” (generally property held for investment) under the Code. You are urged to consult your tax advisor regarding the Federal, state, local and foreign income and other tax consequences of your Awards and of acquiring and holding the Common Stock.

Nonqualified Stock Options (NSOs)

You are not subject to Federal income tax upon the grant of an NSO. Rather, at the time you exercise an NSO, you will recognize ordinary income for Federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price. We, or our applicable subsidiary, will generally be entitled to a tax deduction at such time and in the same amount that you recognize ordinary income.

If you later sell or exchange the shares you acquired upon exercise of your NSO, the difference between the sales price and the fair market value of such shares on the date that you recognize ordinary income will generally be taxed as short-term or long-term capital gain or loss, depending on how long you held the shares before the sale or exchange.

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Incentive Stock Options (ISOs)

You are generally not subject to tax upon the grant of an ISO or upon its timely exercise. Exercise of an ISO will be timely if made during its term and if you remain an employee of our Company or the applicable subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise if you are totally and permanently disabled). Exercise of an ISO will also be timely if made by your legal representative if you die (i) while in our employ or the employ of an applicable subsidiary or (ii) within three months after termination of your employment. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs. (See “Certain Federal Income Tax Consequences—Nonqualified Stock Options.”)

If stock you acquired pursuant to a timely exercised ISO is later disposed of, you will, except as noted below with respect to a “disqualifying disposition,” recognize a capital gain or loss equal to the difference between the amount realized upon such sale and the option price. Under these circumstances, neither our Company nor the applicable subsidiary will be entitled to any deduction for Federal income tax purposes in connection with either the exercise of the ISO or your sale of such stock.

If, however, you dispose of stock acquired pursuant to the exercise of an ISO prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to you upon exercise (a “disqualifying disposition”), generally (i) you will recognize ordinary income at the time of the disposition in an amount equal to the excess, if any, of the fair market value of the stock at the time of exercise (or, if less, the amount realized on such disqualifying disposition) over the option exercise price, and (ii) any additional gain you realize will be subject to tax as short-term or long-term capital gain. In such case, we or the applicable subsidiary may claim a deduction for Federal income tax purposes at the time of such disqualifying disposition for the amount taxable to you as ordinary income.

The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option price will be an item of adjustment for purposes of the “alternative minimum tax” imposed by Section 55 of the Code.

Exercise with Shares

If you pay the option price upon exercise of an NSO, in whole or in part, by delivering shares of stock you already own, you will recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be subject to tax according to the rules described above for NSOs. (See “Certain Federal Income Tax Consequences—Nonqualified Stock Options.”) With respect to shares you acquire upon exercise which are equal in number to the shares you surrendered, (i) such shares will be treated as exchanged for the shares surrendered in a non-taxable transaction, (ii) the basis of such shares will be equal to the basis of the shares surrendered, and (iii) the holding period of the shares acquired will include the holding period of the shares surrendered. With respect to the additional shares you receive upon exercise, (a) you will recognize ordinary income in an amount equal to the fair market value of such shares on the date of receipt, (b) the basis of such additional shares will be equal to the amount of income recognized, and (c) the holding period for such additional shares will commence after the date of receipt.

If the shares you surrender in payment of the exercise price of an ISO are “statutory option stock” (including stock acquired pursuant to the exercise of an ISO) and if the surrender constitutes a “disqualifying disposition” (as would be the case, for example, if, in satisfaction of the option exercise price, we or the applicable subsidiary withhold shares which would otherwise be delivered to you), any gain realized on such transfer will be taxable to you, as discussed above. Otherwise, when shares of stock are surrendered upon exercise of an ISO, in general, (i) no gain or loss will be recognized as a result of the exchange, (ii) the number of shares received that is equal in number to the shares surrendered will have a basis equal to the basis of the shares surrendered and (except for purposes of determining whether a disposition will be a disqualifying disposition) will have a holding period that includes the holding period of the shares exchanged, and (iii) any additional shares received will have a zero basis and will have a holding period that begins after the date of the exchange. If you dispose of any of the shares received within two years of the date of grant of the ISO or within one year after exercise, the shares with the lowest basis will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as discussed above.

Restricted Stock Awards

You are generally not subject to Federal income tax upon the grant of a Restricted Stock Award. Rather, you will recognize ordinary income in an amount equal to (i) the fair market value of the stock at the time the shares become transferable or are otherwise no longer subject to a substantial risk of forfeiture (as defined in the Code), minus (ii) the price, if any, you paid to purchase such stock. We will generally be entitled to a tax deduction at such time when and in the same amount that you recognize ordinary income. However, you may elect (not later than 30 days after acquiring such shares) to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If you make such an election, you will not recognize any additional taxable income at the time the restrictions lapse. Nevertheless, if shares in respect of which such election was made are later forfeited, you will not be allowed a tax deduction for the forfeited shares, and we will be deemed to recognize ordinary income equal to the amount of the deduction allowed to us at the time of the election in respect of such forfeited shares.

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Capital Gain or Loss

Net capital gain (i.e., generally, capital gain in excess of capital losses) recognized by you upon the sale of shares that you hold for more than 12 months will generally be subject to Federal income tax as long-term capital gain. Net capital gain recognized from the sale of shares that you hold for 12 months or less will be subject to tax at your ordinary income rates.

Payment of Taxes

We have the right to deduct or cause to be deducted in connection with all Awards any taxes required by law to be withheld and to require any payments required to satisfy applicable withholding obligations.

Amended Plan Benefits

All grants under the 2010 Plan or, if approved, the Amended Plan, have been and will be made in consideration of services rendered or to be rendered to the Company or any of its subsidiaries by the recipients. Benefits under the 2010 Plan and, if approved, the Amended Plan, are not currently determinable because grants are discretionary.

Voting Requirements

Stockholder approval of the amendment to our 2010 Stock Incentive Plan will require the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy. Broker non-votes and abstentions will not be counted in determining the number of votes cast and will have no effect on the approval of this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO 2010 STOCK INCENTIVE PLAN TO INCREASE THE SHARES SUBJECT TO THE 2010 STOCK INCENTIVE PLAN

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PROPOSAL 6

AMENDMENT TO 2010 STOCK INCENTIVE PLAN TO
MAKE CERTAIN CORPORATE GOVERNANCE AND OTHER CHANGES
AND RE-APPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS

On March 12, 2015, subject to stockholder approval, the Board approved amendments to the 2010 Plan, to make certain corporate governance and other changes and to provide for re-approval of the material terms of the performance goals under the plan. The 2010 Plan, as so amended and as amended as set forth in Proposal 5 above, is referred to herein as the “Amended Plan.” The 2010 Plan was originally approved by the Board of Directors on May 26, 2010 and became effective on August 13, 2010, upon approval by stockholders.

Repricing of Options

Many commentators on matters of corporate governance believe that repricing of options in the event of a decline in share price dilutes the goal of aligning management and stockholder interests. The Company has never repriced Options and has no intention of doing so in the future without stockholder consent. The Board has determined that the 2010 Plan should be amended to explicitly prohibit without stockholder approval (i) amending any Option to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted, and (ii) granting Options in exchange for, or in connection with, the cancellation or surrender of Options having a higher per share exercise price.

No Evergreen Provision

The 2010 Plan currently provides that the total number of shares that will be reserved, and that may be issued under the 2010 Plan, shall automatically increase on the first trading day of each calendar year by a number of shares equal to four percent (4%) of the total outstanding shares on the last day of the prior calendar year, subject to a maximum annual increase of 250,000 shares after giving effect to the Company’s reverse stock split. Pursuant to Proposal 5 herein, the total number of shares authorized for issuance under the Amended Plan will be increased from 3,750,000 to 5,250,000 shares. The Board has determined that the 2010 Plan should be amended to eliminate the 2010 Plan’s “evergreen” provision. As a result, stockholder approval will be required for any future increase in the number of shares available under the Amended Plan.

Minimum Vesting Period

In order to best incentivize the Company’s employees, directors and consultants and consistent with what the Company has done in the past, the Board has determined that the 2010 Plan should be amended to include a requirement for a one-year minimum vesting period for any Award granted under the Amended Plan.

Individual Limitations

The Board has determined that the 2010 Plan should be amended to provide for individual limitations on shares granted under the Amended Plan. Notwithstanding any provision in the Amended Plan to the contrary, the maximum number of shares of Common Stock with respect to one or more Awards that may be granted to any one holder during each calendar year shall be 500,000, provided that in no event shall any holder receive one or more Awards of Restricted Stock in excess of 250,000 shares of Common Stock.

Re-Approval of Performance Goals

Section 162(m) of the Code limits the deductions a publicly-held company can claim for compensation in excess of $1 million in a given year paid to the Chief Executive Officer and the three other most highly compensated executive officers serving on the last day of the fiscal year, excluding the Chief Financial Officer. “Performance-based” compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible; however, there can be no guarantee that Awards granted under the Amended Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code. For purposes of Section 162(m) of the Code, approval of this Proposal 6, as reflected in the Amended Plan, will be deemed to include approval of the material terms of the performance goals under the Amended Plan.  Stockholder approval of the material terms of the performance goals, without specific targeted levels of performance, will permit qualification of incentive awards for full tax deductibility for a period of five years under Section 162(m).  Stockholder approval of the performance goal inherent in Options and Restricted Stock Awards is not subject to a time limit under Section 162(m).

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In addition, stockholder approval will permit designated Options to qualify as Incentive Stock Options under the Code for a period of ten years, which will give the holder of the Options more favorable tax treatment.

Notwithstanding the adoption of the amendment to the 2010 Plan to submit performance-based awards for stockholder approval, the Company reserves the right to pay its employees, including recipients of performance-based awards under the 2010 Plan, amounts which may or may not be tax-deducible under Section 162(m) or other provisions of the Code.

Description of the Amended Plan

A summary of the Amended Plan is set forth above and in Proposal 5, and the full text of the Amended Plan is attached hereto as Appendix C. The above-referenced summary and the summary in Proposal 5 are qualified in their entirety by reference to Appendix C.

Voting Requirements

Stockholder approval of the amendment to our 2010 Stock Incentive Plan to make certain corporate governance and other changes and re-approval of the material terms of the performance goals included in the 2010 Plan will require the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy. Broker non-votes and abstentions will not be counted in determining the number of votes cast and will have no effect on the approval of this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO 2010 STOCK INCENTIVE PLAN TO MAKE CERTAIN CORPORATE GOVERNANCE AND OTHER CHANGES AND RE-APPROVE THE MATERIAL PROVISIONS OF PERFORMANCE GOALS

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STOCKHOLDER PROPOSALS

Stockholders who desire to present a proposal to be included in our proxy statement for our 2016 Annual Meeting must submit the proposal to us no later than November 21, 2015 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Any such proposal must be sent in writing to the Secretary of the Company at 11000 N. MoPac Expressway #150, Austin, Texas 78759.

Pursuant to our bylaws, business items or director nominations must be properly brought before an annual meeting in order to be considered by stockholders. The bylaws specify the procedure for stockholders to follow in order to bring business before, or nominate directors for election at, an annual meeting. A stockholder who wants to nominate a person for election as a director or propose business to be considered at an annual meeting must deliver a written notice, by certified mail, to the Company’s Corporate Secretary. Such notice must be received at least 90 days and not more than 120 days prior to the anniversary date of the prior year's annual meeting. Accordingly, with respect to the 2016 Annual Meeting, such notice must be received no earlier than December 26, 2015 and no later than January 25, 2016. The notice must set forth the information required by the Company’s bylaws and should be sent to our Secretary in writing at 11000 N. MoPac Expressway #150, Austin, Texas 78759 of such intent in a timely manner in accordance with our bylaws. A copy of our bylaws is available upon request from our Secretary.

OTHER MATTERS

Management knows of no other matters to be brought before the Annual Meeting. However, if any other matters do properly come before the Annual Meeting, it is intended that the proxy holders will vote the shares represented by the proxies in the accompanying form as recommended by the Board or, if no recommendation is given, in accordance with the best judgment of the person voting the proxies.

* * * *

It is important that you vote promptly to avoid unnecessary expense. Please vote by telephone or Internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or Internet voting procedures described on the proxy card.

By Order of the Board of Directors,

Richard K. Coleman, Jr.
President and Chief Executive Officer

March 20, 2015

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APPENDIX A

FORM OF AMENDMENT TO

SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO IMPLEMENT PROTECTIVE AMENDMENT

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF THE

SIXTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

CROSSROADS SYSTEMS, INC.

Crossroads Systems, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Sixth Amended and Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

SECOND: This Amendment to the Sixth Amended and Restated Certificate of Incorporation adds an Article XV to the Restated Certificate of Incorporation to read in its entirety as follows:

ARTICLE XV
PROTECTION OF TAX BENEFITS

15.1          DEFINITIONS. As used in this Article XV, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382-2T shall include any successor provisions):

A.           “4.99-percent Transaction” means any Transfer described in clause (i) or (ii) of Section 15.2 of this Article XV.

B.           “4.99-percent Stockholder” means a Person or group of Persons that is a “5-percent stockholder” of the Corporation pursuant to Treas. Reg. § 1.382-2T(g), as applied by replacing “5-percent” with “4.99-percent” and “five percent” with “4.99 percent,” where applicable.

C.           “Agent” has the meaning set forth in Section 15.5 of this Article XV.

D.           “Board of Directors” means the board of directors of the Corporation.

E.           “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

F.           “Corporation Security” or “Corporation Securities” means (i) any Stock, (ii) shares of preferred stock issued by the Corporation (other than preferred stock described in § 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) or Treas. Reg. § 1.382-4(d)(9)) to purchase securities of the Corporation.

A-1

G.           “Effective Date” means the date of filing of this Amendment to the Sixth Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

H.           “Excess Securities” has the meaning set forth in Section 15.4 of this Article XV.

I.           “Expiration Date” means the earliest of (i) the close of business on the date that is the third anniversary of the Effective Date, (ii) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article XV is no longer necessary or desirable for the preservation of Tax Benefits, (iii) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward or (iv) such date as the Board of Directors shall fix in accordance with Section 15.12 of this Article XV.

J.           “Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treas. Reg. § 1.382-2T(g), (h), (j) and (k) and Treas. Reg. § 1.382-4, or any successor provisions and other pertinent Internal Revenue Service guidance.

K.          “Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

L.           “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

M. “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article XV.

N.           “Public Group” has the meaning set forth in Treas. Reg. § 1.382-2T(f)(13).

O.           “Purported Transferee” has the meaning set forth in Section 15.4 of this Article XV.

P.           “Remedial Holder” has the meaning set forth in Section 15.7 of this Article XV.

Q.           “Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treas. Reg. § 1.382-2T(f)(18).

R.           “Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Treas. Reg. § 1.382-3(a)(1), or such Stock is otherwise aggregated with Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.

S.           “Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Code.

T.           “Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, event or occurrence or other action taken by a Person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or group. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treas. Reg. § 1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.

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U.           “Transferee” means any Person to whom Corporation Securities are Transferred.

V. “Treasury Regulations” or “Treas. Reg.” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.

15.2          TRANSFER AND OWNERSHIP RESTRICTIONS. In order to preserve the Tax Benefits, from and after the Effective Date of this Article XV any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (i) any Person or Persons would become a 4.99-percent Stockholder or (ii) the Percentage Stock Ownership in the Corporation of any 4.99-percent Stockholder would be increased. The prior sentence is not intended to prevent Corporation Securities from being DTC-eligible and shall not preclude the settlement of any transaction in Corporation Securities entered into through the facilities of a national securities exchange; provided, however, that the Corporation Securities and parties involved in such transaction shall remain subject to the provisions of this Article XV in respect of such transaction.

15.3          EXCEPTIONS.

A.           Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treas. Reg. § 1.382-2T(j)(3)(i)) shall be permitted.

B.           The restrictions set forth in Section 15.2 of this Article XV shall not apply to an attempted Transfer that is a 4.99-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Section 15.3 of this Article XV, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board of Directors may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation. The Board of Directors may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article XV through duly authorized officers or agents of the Corporation. Nothing in this Section 15.3 of this Article XV shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

15.4          EXCESS SECURITIES.

A.           No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section 15.5 of this Article XV or until an approval is obtained under Section 15.3 of this Article XV. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section 15.4 or Section 15.5 of this Article XV shall also be a Prohibited Transfer.

B.           The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to its direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article XV, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article XV as a condition to registering any transfer.

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15.5          TRANSFER TO AGENT. If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer, then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 15.6 of this Article XV if the Agent rather than the Purported Transferee had resold the Excess Securities.

15.6          APPLICATION OF PROCEEDS AND PROHIBITED DISTRIBUTIONS. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board of Directors; and (iii) third, any remaining amounts shall be paid to one or more organizations selected by the Board of Directors which is described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2552 of the Code. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section 15.6 of this Article XV. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 15.6 of this Article XV inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

15.7          MODIFICATION OF REMEDIES FOR CERTAIN INDIRECT TRANSFERS. In the event of any Transfer which does not involve a transfer of Corporation Securities within the meaning of Delaware law but which would cause a 4.99-percent Stockholder to violate a restriction on Transfers provided for in this Article XV, the application of Sections 15.5 and 15.6 of this Article XV shall be modified as described in this Section 15.7 of this Article XV. In such case, no such 4.99-percent Stockholder shall be required to dispose of any interest that is not a Corporation Security, but such 4.99-percent Stockholder and/or any Person whose ownership of Corporation Securities is attributed to such 4.99-percent Stockholder (such 4.99-percent Stockholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Corporation Securities (which Corporation Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.99-percent Stockholder, following such disposition, not to be in violation of this Article XV. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Corporation Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections 15.5 and 15.6 of this Article XV, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.99-percent Stockholder or such other Person. The purpose of this Section 15.7 of this Article XV is to extend the restrictions in Sections 15.2 and 15.5 of this Article XV to situations in which there is a 4.99-percent Transaction without a direct Transfer of Corporation Securities, and this Section 15.7 of this Article XV, along with the other provisions of this Article XV, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

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15.8          LEGAL PROCEEDINGS; PROMPT ENFORCEMENT. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section 15.5 of this Article XV (whether or not made within the time specified in Section 15.5 of this Article XV), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section 15.8 of this Article XV shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article XV being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in Section 15.5 of this Article XV to constitute a waiver or loss of any right of the Corporation under this Article XV. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article XV.

15.9          LIABILITY. To the fullest extent permitted by law, any stockholder subject to the provisions of this Article XV who knowingly violates the provisions of this Article XV and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

15.10          OBLIGATION TO PROVIDE INFORMATION. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article XV or the status of the Tax Benefits of the Corporation.

15.11          LEGENDS. The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article XV bear the following legend:

“THE SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION (THE “CERTIFICATE OF INCORPORATION”) CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.99-PERCENT STOCKHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CERTIFICATE OF INCORPORATION TO CAUSE THE 4.99-PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”

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The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section 15.3 of this Article XV also bear a conspicuous legend referencing the applicable restrictions.

15.12          AUTHORITY OF BOARD OF DIRECTORS.

A.           The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article XV, including, without limitation, (i) the identification of 4.99-percent Stockholders, (ii) whether a Transfer is a 4.99-percent Transaction or a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any 4.99-percent Stockholder, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee pursuant to Section 15.6 of this Article XV, and (vi) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article XV. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article XV for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article XV.

B.           Nothing contained in this Article XV shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (i) accelerate the Expiration Date, (ii) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article XV, (iii) modify the definitions of any terms set forth in this Article XV or (iv) modify the terms of this Article XV as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

C.           In the case of an ambiguity in the application of any of the provisions of this Article XV, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article XV requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article XV. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article XV. The Board of Directors may delegate all or any portion of its duties and powers under this Article XV to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article XV through duly authorized officers or agents of the Corporation. Nothing in this Article XV shall be construed to limit or restrict the Board of Directors in its exercise of its fiduciary duties under applicable law.

15.13          RELIANCE. To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article XV. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by, any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

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15.14         BENEFITS OF THIS ARTICLE XV. Nothing in this Article XV shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article XV. This Article XV shall be for the sole and exclusive benefit of the Corporation and the Agent.

15.15         SEVERABILITY. The purpose of this Article XV is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article XV or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article XV.

15.16         WAIVER. With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article XV, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.

THIRD: That, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

FOURTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Sixth Amended and Restated Certificate of Incorporation to be executed on this ____ day of_____________, 2015.

CROSSROADS SYSTEMS, INC.

By:

Name:

Title:

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APPENDIX B

TAX BENEFIT PRESERVATION PLAN
Dated as of May 23, 2014

by and between

CROSSROADS SYSTEMS, INC.

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Rights Agent

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TABLE OF CONTENTS

Section 1.	Certain Definitions
Section 2.	Appointment of Rights Agent
Section 3.	Issuance of Rights Certificates
Section 4.	Form of Rights Certificates
Section 5.	Countersignature and Registration
Section 6.	Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates
Section 7.	Exercise of Rights; Exercise Price; Expiration Date of Rights
Section 8.	Cancellation and Destruction of Rights Certificates
Section 9.	Reservation and Availability of Series G Preferred Shares
Section 10.	Record Date for Securities Issued
Section 11.	Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights
Section 12.	Certificate of Adjusted Exercise Price or Number of Shares
Section 13.	Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power
Section 14.	Fractional Rights and Fractional Shares
Section 15.	Rights of Action
Section 16.	Agreement of Rights Holders
Section 17.	Holder of Rights Certificate Not Deemed to be a Stockholder
Section 18.	Concerning the Rights Agent
Section 19.	Merger, Consolidation or Change of Name of Rights Agent.
Section 20.	Duties of Rights Agent
Section 21.	Change of Rights Agent
Section 22.	Issuance of New Rights Certificates
Section 23.	Redemption
Section 24.	Exchange
Section 25.	Process to Seek Exemption Prior to Trigger Event
Section 26.	Notice of Certain Events
Section 27.	Notices
Section 28.	Supplements and Amendments
Section 29.	Successors
Section 30.	Determinations and Actions by the Board

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Section 31.	Benefits of this Plan
Section 32.	Severability
Section 33.	Governing Law; Exclusive Jurisdiction
Section 34.	Counterparts
Section 35.	Descriptive Headings; Interpretation
Section 36.	Costs of Enforcement
Section 37.	Force Majeure
Section 38.	USA PATRIOT Act

EXHIBITS

Exhibit A -	Form of Certificate of Designation of Rights, Preferences and Privileges of Series G Participating Preferred Stock

Exhibit B -	Form of Rights Certificate

Exhibit C -	Form of Summary of Rights

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TAX BENEFIT PRESERVATION PLAN

This TAX BENEFIT PRESERVATION PLAN (this “Plan”), dated as of May 23, 2014, is by and between Crossroads Systems, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as rights agent (the “Rights Agent”). All capitalized terms used in this Plan have the meanings given thereto in Section 1.

RECITALS

WHEREAS, on May 23, 2014 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) adopted this Plan and authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Subject Share outstanding as of the Close of Business on June 4, 2014 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a Series G Preferred Share (as such number may be adjusted pursuant to the provisions of this Plan) and having the rights, preferences and privileges set forth in the form of Certificate of Designation of Rights, Preferences and Privileges of Series G Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions set forth herein;

WHEREAS, the Board further authorized and directed the issuance of one Right (as such number may be adjusted pursuant to the provisions of this Plan) with respect to each Subject Share that becomes outstanding (whether as an original issuance or from the Company’s treasury) between the Record Date and the earlier of the (a) Distribution Date and (b) Expiration Date, and in certain circumstances after the Distribution Date;

WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”), its ability to use Tax Benefits (as hereinafter defined) for income tax purposes could be substantially limited or lost altogether; and

WHEREAS, the Company views the Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.          Certain Definitions. For purposes of this Plan, the following terms have the meanings indicated:

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(a)          “Acquiring Person” means any Person who or that, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 4.99% or more of the Common Shares then outstanding, but shall not include (i) any Exempt Person; or (ii) any Existing Holder, unless and until such time as such Existing Holder becomes the Beneficial Owner of one or more additional Common Shares (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Subject Shares in Common Shares or pursuant to a split or subdivision of the outstanding Subject Shares), unless upon becoming the Beneficial Owner of such additional Common Shares, such Existing Holder does not Beneficially Own 4.99% or more of the Common Shares then outstanding. Notwithstanding the foregoing, no Person will be deemed to be an Acquiring Person as the result of an acquisition of Common Shares by an Exempt Person that, by reducing the number of Common Shares then outstanding, increases the proportionate number of Common Shares that are Beneficially Owned by such Person to 4.99% or more of the Common Shares then outstanding; provided, however, that if a Person becomes the Beneficial Owner of 4.99% or more of the Common Shares then outstanding solely as the result of a reduction in the number of Common Shares then outstanding due to an acquisition of Common Shares by an Exempt Person and, after such acquisition by such Exempt Person, becomes the Beneficial Owner of one or more additional Common Shares (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), then such Person will be deemed to be an Acquiring Person unless, upon becoming the Beneficial Owner of such additional Common Shares, such Person does not Beneficially Own 4.99% or more of the Common Shares then outstanding; and provided, further, that that no Person shall be deemed to Beneficially Own, and therefore shall not become an Acquiring Person solely as a result of the receipt or exercise of, any Equity Award Shares. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an Acquiring Person has become such inadvertently (including because (A) such Person was unaware that it Beneficially Owned a percentage of the Common Shares that would otherwise cause such Person to be an Acquiring Person or (B) such Person was aware of the extent of the Common Shares that it Beneficially Owned but had no actual knowledge of the consequences of such Beneficial Ownership pursuant to this Plan) and without any intention of changing or influencing control of the Company, and if such Person divested or divests (including by entering into an agreement with the Company, which agreement is satisfactory to the Board in its sole discretion, to divest and subsequently divests in accordance with the terms of such agreement, without exercising or retaining any power, including voting power, with respect to such Common Shares) as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, then such Person will not be deemed to be or to have become an Acquiring Person at any time for any purposes of this Plan. For all purposes of this Plan, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding Common Shares of which any Person is the Beneficial Owner, will be calculated in accordance with Section 382 and the Treasury Regulations promulgated thereunder.

(b)          “Adjustment Shares” has the meaning set forth in Section 11(a)(ii).

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(c)          “Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date and, to the extent not included within the foregoing, will also include, with respect to any Person, any other Person (other than an Exempt Person or an Existing Holder) whose Stock or other securities (i) would be deemed owned constructively or indirectly by such first Person for purposes of Section 382; (ii) would be deemed owned by a single “entity” as defined in Treasury Regulation §1.382-3(a)(1) in which both such first Person and such other Person are included; or (iii) otherwise would be deemed aggregated with the Stock or other securities owned by such first Person pursuant to the provisions of Section 382; provided, however, that a Person will not be deemed to be an Affiliate or Associate of another Person solely because either or both such Persons are or were directors of the Company.

(d)          A Person will be deemed the “Beneficial Owner” of, and will be deemed to “Beneficially Own” any securities:

(i)          that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, owns or has the legal, equitable or contractual right or obligation to acquire (whether directly or indirectly and whether exercisable immediately or only after the passage of time, compliance with regulatory requirements, satisfaction of one or more conditions (whether or not within the control of such Person) or otherwise) (A) pursuant to any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); (B) upon the exercise of any conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; (D) pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement, arrangement or understanding; (E) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; or (F) any securities, rights, options or warrants, including the Series F Preferred Shares, that are convertible or exchangeable into, or exercisable for, Common Shares until such time as such securities are converted, exchanged or exercised, except to the extent that the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer pursuant to Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382; provided, however, that a Person will not be deemed pursuant to this Section 1(d)(i) to be the Beneficial Owner of, or to Beneficially Own, securities (1) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) issuable upon the exercise of Rights at any time prior to the occurrence of a Triggering Event; (3) issuable upon the exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 (the “Original Rights”) or pursuant to Section 11(h) in connection with an adjustment made with respect to any Original Rights; or (4) that a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of its Affiliates or Associates) in connection therewith, if such agreement has been approved by the Board prior to their being an Acquiring Person;

B-6

(ii)         that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote (including the power to vote or to direct the voting of) or dispose (or direct the disposition) of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), including pursuant to any agreement, arrangement or understanding whether or not in writing, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” pursuant to Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security pursuant to this Section 1(d)(ii) as a result of an agreement, arrangement or understanding whether or not in writing to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations promulgated under the Exchange Act; and (B) is not also then reportable by such Person on Schedule 13D pursuant to the Exchange Act (or any comparable or successor report); or

(iii)        that are Beneficially Owned, directly or indirectly, by any other Person (or any of such Person’s Affiliates or Associates) with which such first Person (or any of such first Person’s Affiliates or Associates) has any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy to the extent contemplated by the proviso to Section 1(d)(ii)) or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” pursuant to Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that no person who is an officer, director or employee of an Exempt Person will be deemed, solely by reason of such Person’s status or authority as such, to be a Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company that are Beneficially Owned (including in a fiduciary capacity) by an Exempt Person or by any other such officer, director or employee of an Exempt Person; provided further, however, that any stockholder of the Company, together with any Affiliate, Associate or other person who may be deemed to be a representative of such stockholder then serving as a director of the Company, will not be deemed to be the Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company held by any other Person as a result of any Person affiliated or otherwise associated with such stockholder serving as a director of the Company.

Notwithstanding anything in this Plan to the contrary, for the purposes of the Plan: (1) to the extent not within the foregoing provisions of this Section 1(e), a Person will be deemed to be the Beneficial Owner of, and will be deemed to Beneficially Own or have Beneficial Ownership of, Stock held by any other Person that such Person would be deemed to own constructively or indirectly or otherwise would be aggregated with Stock owned by such Person pursuant to Section 382, or any successor provision or replacement provision and Treasury Regulations thereunder; (2) a holder of a Series F Preferred Share will be deemed to be the Beneficial Owner of the number of Common Shares issuable upon conversion of such Series F Preferred Share (which, for the sake of clarity, is one share as of the date hereof), notwithstanding any limitations on such holder’s ability to convert Series F Preferred Shares into Common Shares that are contained in the Certificate of Designation relating to the Series F Preferred Shares; (3) a holder of a security convertible into or exercisable for Common Shares will be deemed to be the Beneficial Owner of all Common Shares issuable upon the conversion or exercise of such security, notwithstanding any limitations or conditions placed upon on such holder’s ability to convert or exercise such security that are contained in such security (disregarding, for purposes of this clause (3) any ‘anti-dilution’ or conversion price protection mechanism in such security unless such mechanism has been triggered); and (4) a Person shall not be deemed to be the Beneficial Owner of any Equity Award Shares.

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(e)          “Board” has the meaning set forth in the recitals at the beginning of this Plan.

(f)          “Book Entry Shares” has the meaning set forth in Section 3(a).

(g)          “Business Day” means any day other than a Saturday, Sunday or a day on which the Federal Reserve Bank of New York is closed.

(h)          “Close of Business” on any given date means 5:00 p.m., New York, New York time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., New York, New York time, on the next succeeding Business Day.

(i)          “Code” has the meaning set forth in the recitals at the beginning of this Plan.

(j)          “Common Shares” means, unless otherwise specified, the shares of common stock, par value $0.001 per share, of the Company. When used with reference to any Person other than the Company, Common Shares means the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such Person is a Subsidiary of another Person, of the Person that ultimately controls such first-mentioned Person.

(k)          “Common Share Equivalents” has the meaning set forth in Section 11(a)(iii).

(l)          “Company” has the meaning set forth in the preamble hereto, subject to the terms of Section 13(a).

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(m)          “Current Per Share Market Price” of any security (a “Security” for purposes of this definition), for all computations other than those made pursuant to Section 11(a)(iii), means the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the Current Per Share Market Price of any Security on any date will be deemed to be the average of the daily closing prices per share of such Security for the 10 consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Per Share Market Price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights), or (ii) any subdivision, combination, consolidation, reverse stock split or reclassification of such Security, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, has not occurred prior to the commencement of the requisite 30 Trading Day or 10 Trading Day period as set forth above, then, and in each such case, the Current Per Share Market Price will be appropriately adjusted to take into account ex-dividend trading. The closing price for each day will be the last sale price, regular way, reported at or prior to 4:00 p.m., New York, New York time, or, if no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 p.m. New York, New York time, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if the Security is not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 p.m., New York, New York time, or, if on such date the Security is not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 p.m., New York, New York time, by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no market maker is making a market in the Security, the fair value of such shares on such date as determined in good faith by the Board will be used, which determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights. If the Current Per Share Market Price of the Series G Preferred Shares cannot be determined in the manner provided above or if the Series G Preferred Shares are not publicly held or not listed or traded in a manner described above, then the Current Per Share Market Price of the Series G Preferred Shares will be conclusively deemed to be (x) the Current Per Share Market Price of the Common Shares as determined pursuant to this Section 1(m) multiplied by (y) 1,000 (as such number may be appropriately adjusted to reflect any subdivision, combination, consolidation, reverse stock split or reclassification of Common Shares occurring after the Rights Dividend Declaration Date). If the Security (other than the Series G Preferred Shares) is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, then the Current Per Share Market Price means the fair value per share as determined in good faith by the Board, after consultation with a nationally recognized investment banking firm, whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights.

(n)          “Current Exchange Value” means the product of the Current Per Share Market Price of Common Shares on the date of the occurrence of an Exchange Determination (or the next Business Day, if such date is not a Business Day) multiplied by the number of Common Shares for which the Right would otherwise be exchangeable (without regard to whether there were sufficient Common Shares available therefor).

(o)          “Current Value” means the value of the Adjustment Shares issuable upon the exercise of a Right.

B-9

(p)          “Distribution Date” means the earlier of (i) the Close of Business on the 10th Business Day (or such later date as may be determined by action of the Board, which action must be taken prior to the Distribution Date that otherwise would have occurred) after the Shares Acquisition Date (or, if the 10th Business Day after the Shares Acquisition Date occurs before the Record Date, then the Record Date); or (ii) the Close of Business on the 10th Business Day (or such later date as may be determined by the Board) after the date that a tender or exchange offer by any Person (other than an Exempt Person) is first published, sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations promulgated under the Exchange Act if, assuming the successful consummation thereof, such Person would be an Acquiring Person, in either case other than pursuant to a Qualified Offer; provided, however, that if any tender or exchange offer referred to in clause (ii) of this Section 1(p) is cancelled, terminated or otherwise withdrawn prior to the Distribution Date without the purchase or exchange of any Subject Shares pursuant thereto, then such offer will be deemed, for purposes of this paragraph, never to have been made.

(q)          “Equity Award Shares” means any Common Shares issued or issuable (including pursuant to the issuance or exercise of stock options) to directors or employees, consultants or other service providers to the Company pursuant to any stock incentive plan or agreement, equity award, or other stock incentive program or agreement approved by the Board or a committee thereof.

(r)          “Equivalent Shares” means any class or series of capital stock of the Company having the same rights, privileges and preferences as the Series G Preferred Shares.

(s)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)          “Exchange Determination” has the meaning set forth in Section 24(a).

(u)          “Exchange Ratio” has the meaning set forth in Section 24(a).

(v)         “Exemption Request” has the meaning set forth in Section 24(d).

(w)          “Exempt Person” means (i) the Company or any Subsidiary of the Company; (ii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company; or (iii) any Person deemed to be an “Exempt Person” in accordance with Section 25(a) or (b).

(x)          “Exercise Price” has the meaning set forth in Section 4(a).

(y)          “Existing Holder” means any Person who or that, together with all Affiliates and Associates of such Person, is, immediately prior to the first public announcement of the adoption of this Plan, the Beneficial Owner of 4.99% or more of the Common Shares then outstanding. Notwithstanding anything to the contrary in this Plan, any Existing Holder who, together with all Affiliates and Associates of such Person, becomes at any time the Beneficial Owner of less than 4.99% of the Common Shares then outstanding will cease to be an Existing Holder and will be subject to all the provisions of this Plan in the same manner as any Person who is not and was not an Existing Holder.

B-10

(z)          “Expiration Date” means the earliest to occur of (i) the Close of Business on the Final Expiration Date; (ii) the Redemption Date; (iii) the time at which the Board orders the exchange of the Rights as provided in Section 24; (iv) the close of business on the effective date of the repeal of Section 382 or any other change if the Board, in its sole discretion, determines that this Plan is no longer necessary or desirable for the preservation of the Tax Benefits; (v) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available pursuant to Section 382 or that an ownership change pursuant to Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes; or (vi) a determination by the Board, in its sole discretion and prior to the Distribution Date, that this Plan and the Rights are no longer in the best interests of the Company and its stockholders.

(aa)         “Final Expiration Date” means the date upon which the Rights expire and will be the earlier of (i) 5:00 p.m., New York, New York time, on the date that the votes of the stockholders of the Company, with respect to the Company’s 2015 Annual Meeting of Stockholders are certified, unless the continuation of the Rights is approved by the affirmative vote of the majority of the votes cast by holders of Common Shares and Series F Preferred Shares at the Company’s 2015 Annual Meeting of Stockholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Amended and Restated Bylaws and applicable law (in which case clause (ii) will govern); or (ii) 5:00 p.m., New York, New York time, on May 23, 2017.

(bb)         “NASDAQ” means The NASDAQ Stock Market LLC.

(cc)         “Original Rights” has the meaning set forth in Section 1(d)(i).

(dd)         “Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate, group (as such term is used in Rule 13d-5 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), other entity or any group of Persons making a “coordinated acquisition” of Subject Shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and, in each case, will include any successor (by merger or otherwise) of any such Person, but will not include a Public Group (as defined in Section 1.382-2T(f)(13) of the Treasury Regulations.

(ee)         “Plan” has the meaning set forth in the preamble hereto.

(ff)         “Post-Event Transferee” has the meaning set forth in Section 7(e).

(gg)        “Pre-Event Transferee” has the meaning set forth in Section 7(e).

(hh)        “Principal Party” has the meaning set forth in Section 13(b).

(ii)         “Record Date” has the meaning set forth in the recitals at the beginning of this Plan.

(jj)         “Redemption Date” has the meaning set forth in Section 23(a).

B-11

(kk)         “Redemption Price” has the meaning set forth in Section 23(a).

(ll)           “Requesting Person” has the meaning set forth in Section 24(d).

(mm)       “Right” has the meaning set forth in the recitals at the beginning of this Plan.

(nn)         “Rights Agent” has the meaning set forth in the preamble hereto.

(oo)         “Rights Certificate” means a certificate substantially in the form attached hereto as Exhibit B.

(pp)         “Rights Dividend Declaration Date” has the meaning set forth in the recitals at the beginning of this Plan.

(qq)         “Section 11(a)(ii) Event” means any event described in Section 11(a)(ii).

(rr)          “Section 11(a)(ii) Trigger Date” has the meaning set forth in Section 11(a)(iii).

(ss)         “Section 13 Event” means any event described in clause (i), (ii) or (iii) of Section 13(a).

(tt)          “Section 382” means Section 382 of the Code or any successor or replacement provision and the Treasury Regulation promulgated thereunder.

(uu)         “Securities Act” means the Securities Act of 1933, as amended.

(vv)         “Security” has the meaning set forth in Section 1(m).

(ww)        “Series F Preferred Shares” means the shares of the 5% Series F Convertible Preferred Stock, par value $0.001 per share, of the Company.

(xx)         “Series G Preferred Shares” means shares of Series G Participating Preferred Stock, par value $0.001 per share, of the Company and, to the extent that there are not a sufficient number of shares of Series G Preferred Shares authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series G Preferred Shares.

(yy)         “Shares Acquisition Date” means the first date of public announcement (which, for purposes of this definition, includes the filing or amending of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information that reveals the existence of an Acquiring Person.

(zz)         “Spread” means the excess of (i) the Current Value over (ii) the Exercise Price.

B-12

(aaa)        “Stock” means with respect to any Person, such Person’s (i) common shares; (ii) preferred shares (other than preferred shares described in Section 1504(a)(4) of the Code); and (iii) any other interest that would be treated as “stock” of such Person pursuant to Treasury Regulation § 1.382-2T(f)(18).

(bbb)        “Subject Shares” means the Common Shares and the Series F Preferred Shares.

(ccc)        “Subsequent Transferee” has the meaning set forth in Section 7(e).

(ddd)        “Subsidiary” of any Person means any firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate or other entity (whether or not incorporated) of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority, or a majority of the equity or ownership interests, is Beneficially Owned, directly or indirectly, by such Person, or any firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate or other entity (whether or not incorporated) otherwise controlled by such Person.

(eee)        “Substitution Period” has the meaning set forth in Section 11(a)(iii).

(fff)         “Summary of Rights” means a summary of this Plan substantially in the form attached hereto as Exhibit C.

(ggg)       “Tax Benefits” means net operating losses, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers or any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, in each case of the Company or any of its Subsidiaries, and any other tax attribute the benefit of which is subject to possible limitation pursuant to Section 382.

(hhh)        “Trading Day” means a day on which the principal national securities exchange on which a referenced security is listed or admitted to trading is open for the transaction of business or, if a referenced security is not listed or admitted to trading on any national securities exchange, a Business Day.

(iii)          “Treasury Regulations” means the final, temporary and proposed income tax regulations promulgated by the United States Department of the Treasury pursuant to the Code, as amended or superseded from time to time.

(jjj)          “Triggering Event” means any Section 11(a)(ii) Event or Section 13 Event.

(kkk)       “Trust” has the meaning set forth in Section 24(b)(ii).

(lll)          “Trust Agreement” has the meaning set forth in Section 24(b)(ii).

(mmm)    “Waiver Request” has the meaning set forth in Section 24(e).

B-13

Section 2.          Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company and the holders of the Rights (who, in accordance with Section 3, will prior to the Distribution Date also be the holders of the Subject Shares) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable upon 10 days prior written notice to the Rights Agent. If the Company appoints one or more co-rights agents, then the respective duties of the Rights Agent and such co-rights agents will be as the Company determines. The Rights Agent will have no duty to supervise, and will in no event be liable for the acts or omissions of, any co-rights agent.

Section 3.          Issuance of Rights Certificates.

(a)          Rights Evidenced by Certificates for Subject Shares and Book Entry Shares. Until the Distribution Date, (i) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3(b) and Section 3(c)) by the certificates for Subject Shares registered in the names of the holders thereof or, in the case of uncertificated Subject Shares registered in book entry form (“Book Entry Shares”), by notation in accounts reflecting the ownership of such Subject Shares (which certificates and Book Entry Shares, as applicable, will also be deemed to be Rights Certificates) and not by separate Rights Certificates; and (ii) the Rights (and the right to receive Rights Certificates) will be transferable only in connection with the transfer of the underlying Subject Shares (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) (by mailing, in accordance with Section 26 or by such means as may be selected by the Company) to each record holder of Subject Shares as of the Close of Business on the Distribution Date (other than any Acquiring Person or any of its Affiliates or Associates), at the address of such holder shown on the transfer books of the Company or the transfer agent for the Subject Shares, as applicable, one or more Rights Certificates evidencing one Right for each Subject Share so held, subject to adjustment as provided herein. Issuance of a Rights Certificate to any Person will not preclude a later determination that all or part of the Rights represented thereby are null and void pursuant to Section 7(e). To the extent that a Section 11(a)(ii) Event has also occurred, the Company may implement such procedures as it deems appropriate in its sole discretion to minimize the possibility that Rights are issued to any Person whose Rights are null and void pursuant to Section 7(e). In the event that an adjustment in the number of Rights per Subject Share has been made pursuant to Section 11, then at the time of distribution of the Rights Certificates, the Company will make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights (in accordance with Section 14(a)). As of and after the Distribution Date, the Rights will be evidenced solely by the Rights Certificates and may be transferred by the transfer of the Rights Certificates as permitted hereby, separately and apart from any transfer of Subject Shares, and the holders of such Rights Certificates as shown on the transfer books of the Company or the transfer agent for the Rights (which may be the Rights Agent), as applicable, will be the record holders thereof. The Company will promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is provided to the Rights Agent, the Rights Agent may presume conclusively that the Distribution Date has not occurred.

B-14

(b)          Summary of Rights; Outstanding Subject Shares. The Company will make available, or cause to be made available, promptly after the Record Date, a copy of the Summary of Rights to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for Subject Shares and Book Entry Shares, as applicable, outstanding as of the Record Date or issued subsequent to the Record Date, until the earlier of the Distribution Date or the Expiration Date, the Rights will be evidenced by such certificates or Book Entry Shares, and the registered holders of the Subject Shares will also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any Subject Shares in respect of which Rights have been issued (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with such Subject Shares. Notwithstanding anything to the contrary in this Plan, upon the effectiveness of a redemption pursuant to Section 23 or an exchange pursuant to Section 24, the Company will not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights will be attached to or will be issued with any Subject Shares (including any Subject Shares issued pursuant to an exchange) at any time thereafter.

(c)          Legend. Rights will be issued in respect of all Subject Shares that are issued (whether as an original issuance or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such Subject Shares will also be deemed to be certificates for Rights, and will bear the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date:

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A TAX BENEFIT PRESERVATION PLAN, DATED AS OF MAY 23, 2014, BETWEEN CROSSROADS SYSTEMS, INC. (THE “COMPANY”) AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AS RIGHTS AGENT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS (AS DEFINED IN THE BENEFIT PLAN) MAY BE REDEEMED, MAY BECOME EXERCISABLE FOR SECURITIES OR ASSETS OF THE COMPANY OR SECURITIES OF ANOTHER ENTITY, MAY BE EXCHANGED FOR SHARES OF COMMON STOCK OR OTHER SECURITIES OR ASSETS OF THE COMPANY, MAY EXPIRE OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OWNED BY, TRANSFERRED TO OR HAVE BEEN OWNED BY AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) OR ANY OF ITS AFFILIATES (AS DEFINED IN THE RIGHTS AGREEMENT) OR ASSOCIATES (AS DEFINED IN THE RIGHTS AGREEMENT) WILL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERRABLE.

B-15

With respect to any Book Entry Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates for Subject Shares or Book Entry Shares, as applicable, containing the foregoing legend, until the earlier of the Distribution Date or the Expiration Date, (i) the Rights associated with the Subject Shares represented by such certificates or Book Entry Shares will be evidenced solely by such certificates or Book Entry Shares, (ii) the registered holders of the Subject Shares will also be the registered holders of the associated Rights and (iii) the surrender for transfer of any such certificates or Book Entry Shares (with or without a copy of the Summary or Rights) will also constitute the transfer of the Rights associated with the Subject Shares represented thereby. Notwithstanding this Section 3(c), the omission of the legend required hereby, the inclusion of a legend that makes reference to a rights agreement or benefit plan other than this Plan or the failure to provide notice thereof will not affect the enforceability of any part of this Plan or the rights of any holder of Rights.

(d)        Acquisitions of Rights by the Company. In the event that the Company purchases or acquires any Subject Shares after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, any Rights associated with such Subject Shares will be deemed cancelled and retired so that the Company will not be entitled to exercise any Rights associated with the Subject Shares that are no longer outstanding.

Section 4.           Form of Rights Certificates.

(a)        Rights Certificates. The Rights Certificates (and the form of election to purchase and form of assignment, including the certifications therein, to be printed on the reverse thereof) will be substantially in the form of Exhibit B hereto, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, responsibilities and liabilities of the Rights Agent) and are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto, with any applicable rule or regulation of any applicable stock exchange or trading system or the Financial Industry Regulatory Authority, or to conform to usage. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, will be dated as of the Record Date (or in the case of Rights issued with respect to Subject Shares issued by the Company after the Record Date, as of the date of issuance of such Subject Shares) and on their face will entitle the holders thereof to purchase such number of one one-thousandths of a Series G Preferred Share as will be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a Series G Preferred Share, the “Exercise Price”), but the number and type of securities purchasable upon the exercise of each Right and the Exercise Price will be subject to adjustment as provided herein.

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(b)          Certain Legends. Any Rights Certificate issued pursuant to Section 3(a), Section 11(h) or Section 22 that represents Rights that are Beneficially Owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, will contain (to the extent feasible) the following legend:

THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE TAX BENEFIT PRESERVATION PLAN, DATED AS OF MAY 23, 2014, BETWEEN CROSSROADS SYSTEMS, INC. AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AS RIGHTS AGENT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME.

(c)        Uncertificated Rights. Notwithstanding anything to the contrary in this Plan, the Company and the Rights Agent may amend this Plan to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.

Section 5.           Countersignature and Registration.

(a)        Countersignature. The Rights Certificates will be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or Chief Financial Officer, which execution will be attested to by the Secretary or an Assistant Secretary of the Company, in each case either manually or by facsimile signature, and will have affixed thereto the Company’s seal (if any) or a facsimile thereof. The Rights Certificates will be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it will not be necessary for the same signatory to countersign all of the Rights Certificates. No Rights Certificate will be valid for any purpose unless countersigned by the Rights Agent. If any director or officer of the Company who has signed or attested to any of the Rights Certificates ceases to be such director or officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates nevertheless may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested to such Rights Certificates on behalf of the Company had not ceased to be a director or officer of the Company. Any Rights Certificate may be signed or attested to on behalf of the Company by any person who, as of the actual date of the execution of such Rights Certificate, is a proper director or officer of the Company to sign such Rights Certificate, although at the date of the execution of this Plan any such person was not such a director or officer.

(b)        Transfer Books. Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated for such purposes, books for registration and transfer of the Rights Certificates issued hereunder. Such books will show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, the certificate number of each of the Rights Certificates and the date of each of the Rights Certificates. The Rights Agent will not register, or permit to be registered, any transfer or exchange of any Rights Certificates (or the underlying Rights) that have become null and void pursuant to Section 7(e), have been redeemed pursuant to Section 23 or have been exchanged pursuant to Section 24.

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Section 6.            Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)        Transfer, Split Up, Combination and Exchange of Rights Certificates. Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 24, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate (other than any Rights Certificate representing Rights that have become null and void pursuant to Section 7(e) or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate entitling the registered holder to purchase a like number of one one-thousandths of a Series G Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate will make such request in writing delivered to the Rights Agent, and will surrender the Rights Certificate to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company will be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof, in each case as the Company or the Rights Agent reasonably requests. Thereupon, subject to Section 4(b), Section 7(e), Section 14 and Section 24, the Rights Agent will countersign (by manual or facsimile signature) and deliver to the Person entitled thereto a Rights Certificate as so requested. The Company or the Rights Agent may require payment from the holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of any Rights Certificate. If and to the extent that the Company does require payment of any such tax or charge, the Company will provide the Rights Agent prompt written notice thereof and the Rights Agent will not deliver any Right Certificate unless and until the Rights Agent is satisfied that all such payments have been made, and the Rights Agent will forward any such sum collected by it to the Company or to such Person as the Company specifies by written notice. The Rights Agent will not have any duty or obligation to take any action pursuant to any Section of this Plan related to the issuance or delivery of Rights Certificates unless and until it is satisfied that all such taxes or charges have been paid.

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(b)          Mutilated, Destroyed, Lost or Stolen Rights Certificates. Subject to the provisions of Section 7(e), Section 11(a)(ii) and Section 24, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may request, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated. Every new Rights Certificate issued pursuant to this Section 6(b) in lieu of any lost, stolen, destroyed or mutilated Rights Certificate will evidence an original additional contractual obligation of the Company, whether or not the lost, stolen, destroyed or mutilated Rights Certificate will be at any time enforceable by anyone, and, subject to Section 7(e) will be entitled to all the benefits of this Plan equally and proportionately with any and all other Rights duly issued hereunder.

Section 7.             Exercise of Rights; Exercise Price; Expiration Date of Rights.

(a)          Exercise of Rights. Subject to Section 7(e), Section 23(b) and Section 24(a), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part on any Business Day at or after the Distribution Date and prior to the Close of Business on the Expiration Date by surrender of the Rights Certificate, with the form of election to purchase and certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price for each one one-thousandth of a Series G Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as to which the Rights are exercised.

(b)          Price. The Exercise Price for each one one-thousandth of a Series G Preferred Share issuable pursuant to the exercise of a Right is initially $14.00 and is subject to adjustment from time to time as provided in Section 11 or Section 13, and is payable in accordance with Section 7(c).

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(c)          Payment. Except as otherwise provided in this Plan, upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and certification properly completed and duly executed, accompanied by payment of the aggregate Exercise Price for the total number of one one-thousandths of a Series G Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), the Rights Agent will, subject to Section 7(f) and Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the Series G Preferred Shares (or make available, if the Rights Agent is the transfer agent for the Series G Preferred Shares) a certificate for the total number of one one-thousandths of a Series G Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased (or, in the case of uncertificated shares or other securities, requisition from the transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the transfer books of the Company), and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company has elected to deposit the total number of one one-thousandths of a Series G Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) issuable upon exercise of the Rights hereunder with a depositary agent, requisition from such depositary agent depositary receipts representing interests in such number of one one-thousandths of a Series G Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as are to be purchased (in which case certificates for the Series G Preferred Shares (or, following a Triggering Event, other securities, cash or other assets, as the case may be) represented by such receipts will be deposited by the transfer agent with such depositary agent) and the Company hereby irrevocably directs such depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of the issuance of fractional shares in accordance with Section 14; (iii) after receipt of such certificates, notices, or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Rights Certificate. The payment of the Exercise Price (as such amount may be reduced (including to zero) pursuant to Section 11(a)(iii)), and an amount equal to any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), may be made by certified bank check, money order, cashier’s check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue securities of the Company other than Series G Preferred Shares, pay cash or distribute other property pursuant to Section 11(a), then the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when appropriate. Notwithstanding anything to the contrary in this Plan, the Company reserves the right to require that prior to the occurrence of a Triggering Event, upon any exercise of Rights, a number of Rights be exercised so that only whole Series G Preferred Shares would be issued.

(d)          Partial Exercise. If the registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, then a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised will be issued by the Rights Agent and delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name as may be designated by such holder, subject to the provisions of Section 14.

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(e)          Prohibited Issuances. Notwithstanding anything to the contrary in this Plan, from and after the first occurrence of a Triggering Event, any Rights that are or were acquired or Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such (a “Post-Event Transferee”), (iii) a transferee of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding whether or not in writing regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e) (a “Pre-Event Transferee”), (iv) any subsequent transferee receiving transferred Rights from a Post-Event Transferee or a Pre-Event Transferee, either directly or through one or more intermediate transferees (a “Subsequent Transferee”), or (v) any nominee of any of the foregoing will, in each case, become null and void without any further action, and no holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights will have any rights whatsoever (including the right to exercise) with respect to such Rights or any Rights Certificates that formerly evidenced such Rights, whether pursuant to any provision of this Plan or otherwise. From and after the first occurrence of a Triggering Event, no Rights Certificate will be issued pursuant to this Plan (including to an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing) that represents one or more Rights that are or have become void pursuant to this Section 7(e) or with respect to any Subject Shares otherwise deemed to be Beneficially Owned by any of the foregoing, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to this Section 7(e) will be cancelled. The Company will use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent will have any liability to any holder of Rights Certificates or to any other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing. The Company will provide the Rights Agent with written notice of the identity of any such Acquiring Person, Affiliate or Associate of an Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties pursuant to this Plan and will be deemed not to have any knowledge of the identity of any such Person unless and until it has received such notice.

(f)          Information Concerning Ownership. Notwithstanding anything to the contrary in this Plan, neither the Rights Agent nor the Company is obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise or transfer of Rights as set forth in this Section 7 unless such registered holder, in addition to having complied with the requirements of Section 7(a), has (i) properly completed and duly executed the certificate contained in the form of election to purchase or form of assignment, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise or assignment; and (ii) provided such additional evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby, and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company or the Rights Agent may reasonably request. If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, as applicable) and, accordingly, such Rights will be null and void and not exercisable or transferable.

(g)          Board Review of this Plan. A committee of the Board, comprised only of directors who have been determined by the Board to be independent under NASDAQ listing standards, must review this Plan at least annually in order to consider whether the maintenance of this Plan continues to be in the best interests of the Company and its stockholders. Following each such review, such committee must report its findings and conclusions to the full Board, including any recommendation in light thereof as to whether this Plan should be modified or the Rights should be redeemed.

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Section 8.          Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange will, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, will be cancelled by it, and no Rights Certificates will be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company will deliver to the Rights Agent for cancellation and retirement, and the Rights Agent will so cancel and retire, any Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law, the Rights Agent will maintain electronic or physical records of all Rights Certificates that have been cancelled or destroyed by the Rights Agent. The Rights Agent must maintain such electronic or physical records for the time period required by applicable law. The Rights Agent must deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy, or cause to be destroyed, such cancelled Rights Certificates, and in such case must deliver a certificate evidencing the destruction thereof to the Company (or, at the Company’s option, appropriate copies of the electronic or physical records relating to Rights Certificates so cancelled or destroyed by the Rights Agent).

Section 9.          Reservation and Availability of Series G Preferred Shares.

(a)       Reservation. The Company covenants and agrees that it will use all reasonable efforts to cause to be reserved and kept available out of its authorized and unissued Series G Preferred Shares not reserved for another purpose (and, following the occurrence of a Triggering Event, out of its authorized and unissued Common Shares or other securities, or out of its authorized and issued shares held in treasury), the number of Series G Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

(b)       Listing. So long as the Series G Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, then the Company must use all reasonable efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

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(c)        Registration. The Company must use all reasonable efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event in which the consideration to be delivered by the Company upon exercise of the Rights is described in Section 11(a)(ii) or Section 11(a)(iii), or as soon as is required by law following the Distribution Date, as the case may be, a registration statement pursuant to the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company may temporarily suspend, from time to time for a period not to exceed 120 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement that the Board determines to be necessary pursuant to applicable law. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement is required following the Distribution Date, then the Company may temporarily suspend the exercisability of the Rights until such time as such registration statement has been declared effective. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights, as well as any other applicable law, rule or regulation. Notwithstanding anything to the contrary in this Plan, the Rights will not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction has been obtained (and the exercise thereof is permitted pursuant to applicable law), or an exemption therefrom is available, and until a registration statement in respect thereof has been declared and remains effective.

(d)          Valid Issuance. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Series G Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities of the Company) delivered upon exercise of Rights will, at the time of delivery of the certificates for such securities (or registration on the transfer books of the Company or the transfer agent for such securities) (subject to payment of the Exercise Price, if any), be duly and validly authorized and issued and fully paid and nonassessable.

(e)          Taxes and Charges. The Company further covenants and agrees that it will pay when due and payable any and all transfer taxes and governmental charges that may be payable in respect of the original issuance or delivery of Rights Certificates (or any Series G Preferred Share, Common Share or other security of the Company, as the case may be) upon the exercise or exchange of Rights. Notwithstanding the foregoing, the Company is not required to (i) pay any transfer tax or governmental charge that may be payable in respect of any transfer or delivery of Rights Certificates (or certificates or depositary receipts for Series G Preferred Shares, Common Shares or other securities of the Company, as the case may be) in a name other than, or the issuance or delivery of certificates or depositary receipts for Series G Preferred Shares, Common Shares or other securities of the Company, as the case may be, in a name other than, that of the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or exchange; or (ii) issue or deliver any certificates or depositary receipts for Series G Preferred Shares, Common Shares or other securities of the Company, as the case may be, upon the exercise or exchange of any Rights until any such transfer tax or charge has been paid (any such transfer tax or charge being payable by the registered holder of such Rights Certificate at the time of surrender or exchange) or it has been established to the Company’s satisfaction that no such tax or charge is due. The foregoing also apply to any transfer taxes and governmental charges that may be payable in respect of any uncertificated Rights Certificates, shares or other securities.

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Section 10.         Record Date for Securities Issued. Each Person in whose name any certificate for a number of one one-thousandths of a Series G Preferred Share (or any other security of the Company, including Common Shares) is issued (or registration on the transfer books of the Company or the applicable transfer agent is effected) upon the exercise or exchange of Rights will for all purposes be deemed to have become the holder of record of such fractional Series G Preferred Share (or other security of the Company) represented thereby on, and such certificate will be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the date on which the Rights Certificate evidencing such Rights was duly surrendered and payment of the applicable Exercise Price, if any, together with any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company (or the applicable transfer agent) are closed, then such Person will be deemed to have become the record holder of such fractional Series G Preferred Shares (or other securities of the Company) on, and such certificate will be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the next succeeding Business Day on which the transfer books of the Company (or the applicable transfer agent) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate is not entitled to any rights of a holder of Series G Preferred Shares (or any other security of the Company) for which the Rights are exercisable, including the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and is not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.           Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares or other property covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)          Certain Events.

(i)          Certain Adjustments to Series G Preferred Shares. Notwithstanding anything to the contrary in this Plan, in the event that the Company at any time after the Rights Dividend Declaration Date (A) declares a dividend on the Series G Preferred Shares payable in Series G Preferred Shares, (B) subdivides or splits the outstanding Series G Preferred Shares, (C) combines or consolidates the outstanding Series G Preferred Shares (by reverse stock split or otherwise) into a smaller number of Series G Preferred Shares or (D) issues any shares of its capital stock in a reclassification of the Series G Preferred Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11(a)(i) and Section 7(e), (1) the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of Series G Preferred Shares or capital stock of the Company, as the case may be, issuable on such date, will be proportionately adjusted so that the holder of any Right exercised after such time will be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of Series G Preferred Shares or securities of the Company, as the case may be, that, if such Right had been exercised immediately prior to such date (and at a time when the Series G Preferred Shares transfer books of the Company were open), such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. If an event occurs that would require an adjustment pursuant to both this Section 11(a)(i) and Section 11(a)(ii), then the adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii).

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(ii)         Exercise of Rights Following Certain Events. Subject to Section 23 and Section 24, in the event that any Person, at any time after the Rights Dividend Declaration Date, becomes an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a), then promptly following the occurrence of such event each holder of a Right, except as provided below and in Section 7(e), will thereafter have the right to receive for each Right, upon exercise thereof in accordance with the terms of this Plan and payment of the Exercise Price in effect immediately prior to the occurrence of such event, in lieu of a number of one one-thousandths of a Series G Preferred Share, such number of Common Shares as equals the quotient obtained by dividing (A) the product obtained by multiplying (1) the Exercise Price in effect immediately prior to the first occurrence of such event by (2) the number of one one-thousandths of a Series G Preferred Share for which a Right was exercisable (or would have been exercisable if the Distribution Date had occurred) immediately prior to the first occurrence of such event by (B) 50% of the Current Per Share Market Price for Common Shares on the date of such first occurrence of such event (such number of shares, the “Adjustment Shares”); provided, however, that the Exercise Price and the number of Common Shares so receivable upon the exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(e). In the event that a Section 11(a)(ii) Event has occurred and the Rights are outstanding, then, subject to Section 26, the Company may not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights. The Company will promptly notify the Rights Agent in writing when this Section 11(a)(ii) applies.

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(iii)        Insufficient Common Shares. In the event that the number of Common Shares that are authorized by the Company’s Amended and Restated Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), or if any necessary regulatory or stockholder approval for such issuance has not been obtained by the Company, then, in the event that the Rights become exercisable, the Company will (A) determine the Spread and (B) with respect to each Right (subject to Section 7(e)), make adequate provision to substitute for the Adjustment Shares issuable pursuant thereto, upon the exercise of a Right and the payment of the applicable Exercise Price, (1) cash, (2) a reduction in the Exercise Price, (3) Series G Preferred Shares, (4) other equity securities of the Company (including shares or units of shares of any series of preferred stock that, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Shares, the Board has deemed in good faith to have substantially the same value or economic rights as the Common Shares (such shares or units of shares of preferred stock, “Common Share Equivalents”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing, in each case having an aggregate value equal to the Current Value (less the amount of any reduction in the Exercise Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights; provided, however, that if the Company has not made adequate provision to deliver value pursuant to clause (B) above within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) or (y), the “Section 11(a)(ii) Trigger Date”), then the Company will be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, Common Shares (to the extent available and except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance) and such number or fractions of Series G Preferred Shares and then, if necessary, cash, which shares or cash have an aggregate value equal to the Spread. If the Board determines in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights or that any necessary stockholder or regulatory approval for such issuance could be obtained, the 30 day period set forth above may be extended and re-extended to the extent necessary (with prompt written notice of any such extension provided to the Rights Agent) from time to time, but not more than 120 days after the Section 11(a)(ii) Trigger Date, so that the Company may seek stockholder approval for the authorization of such additional Common Shares or take such action necessary to obtain such regulatory approval (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first or second sentences of this Section 11(a)(iii), the Company (a) will provide, subject to Section 7(e), that such action applies uniformly to all outstanding Rights and (b) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval, to take any action necessary to obtain such regulatory approval or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company will issue a public announcement (and promptly provide written notice to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement (and promptly provide written notice to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Shares will be the Current Per Share Market Price of the Common Shares on the Section 11(a)(ii) Trigger Date and the value of any Common Share Equivalent will be deemed to have the same value as the Common Shares on such date. The Board may, but will not be required to, establish procedures to allocate the right to receive Common Shares upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

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(b)          Dilutive Rights Offering. If the Company, at any time after the Rights Dividend Declaration Date, fixes a record date for the issuance of rights, options or warrants to all holders of Series G Preferred Shares entitling such holders (for a period expiring within 45 days after such record date) to subscribe for or purchase Series G Preferred Shares or Equivalent Shares, or securities convertible into Series G Preferred Shares or Equivalent Shares, at a price per share (or having a conversion or exercise price per share, if a security that is convertible into or exercisable for Series G Preferred Shares or Equivalent Shares) less than the Current Per Share Market Price of the Series G Preferred Shares on such record date, then, in each such case, the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Series G Preferred Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of Series G Preferred Shares or Equivalent Shares, as the case may be, that the aggregate offering price of the total number of Series G Preferred Shares or Equivalent Shares, as the case may be, to be offered or issued (or the aggregate initial conversion price of the convertible securities to be offered or issued) would purchase at such Current Per Share Market Price, and the denominator of which shall be the number of Series G Preferred Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of additional Series G Preferred Shares or Equivalent Shares, as the case may be, to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. If such subscription price may be paid in a consideration part or all of which is in a form other than cash, then the value of such consideration will be as determined in good faith by the Board, whose determination will be described in a statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights. Series G Preferred Shares and Equivalent Shares owned by or held for the account of the Company will not be deemed outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, then the Exercise Price will be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed.

(c)          Distributions. If the Company, at any time after the Rights Dividend Declaration Date, fixes a record date for the making of a distribution to all holders of Series G Preferred Shares (including any such distribution made in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation) of cash (other than a periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Series G Preferred Shares, but including any dividend payable in stock other than Series G Preferred Shares), evidences of indebtedness, subscription rights, options or warrants (excluding those referred to in Section 11(b)), then, in each such case, the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which will be the Current Per Share Market Price of a Series G Preferred Share on such record date, less the fair market value per Series G Preferred Share (as determined in good faith by the Board, whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness to be so distributed or of such subscription rights, options or warrants applicable to one Series G Preferred Share, and the denominator of which shall be such Current Per Share Market Price of a Series G Preferred Share on such record date; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, then the Exercise Price will be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

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(d)          Insignificant Changes. Notwithstanding anything to the contrary in this Plan, no adjustment in the Exercise Price is required unless such adjustment would require an increase or decrease of at least 1% of the Exercise Price; provided, however, that any adjustments that by reason of this Section 11(d) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations pursuant to this Section 11 must be made to the nearest cent or to the nearest ten-millionth of a Series G Preferred Share or ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(d), any adjustment required by this Section 11 must be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the Expiration Date.

(e)          Shares Other Than Series G Preferred Shares. If as a result of an adjustment made pursuant to Section 11(a) or Section 13(a), the holder of any Right thereafter exercised will become entitled to receive any shares of capital stock other than Series G Preferred Shares, then thereafter the number of such other shares so receivable upon exercise of any Right and, if required, the Exercise Price thereof, will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Series G Preferred Shares contained in Section 11(a), Section 11(b), Section 11(c), Section 11(d), Section 11(g), Section 11(h), Section 11(i), Section 11(j), Section 11(k) and Section 11(l), and the provisions of Section 7, Section 9, Section 10 and Section 13 with respect to the Series G Preferred Shares will apply on like terms to any such other shares.

(f)          Rights Issued Subsequent to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder will evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a Series G Preferred Share (and other shares of other capital stock or other securities, assets or cash of the Company, if any) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(g)          Effect of Adjustments on Existing Rights. Unless the Company has exercised its election as provided in Section 11(h), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and Section 11(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Series G Preferred Shares (calculated to the nearest ten-millionth of a Series G Preferred Share) obtained by (i) multiplying (A) the number of one one-thousandths of a Series G Preferred Share covered by a Right immediately prior to this adjustment by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price, and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

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(h)          Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a Series G Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights will be exercisable for the number of one one-thousandths of a Series G Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company will make a public announcement (and promptly provide written notice to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if any Rights Certificates have been issued, will be at least 10 days later than the date of the public announcement. If any Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(h), the Company will, as promptly as practicable, distribute or cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders will be entitled as a result of such adjustment, or, at the option of the Company, will distribute or cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders will be entitled after such adjustment. Rights Certificates to be so distributed will be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and will be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(i)          Rights Certificates Unchanged. Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a Series G Preferred Share issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-thousandth of a Series G Preferred Share and the number of one one-thousandths of a Series G Preferred Share that were expressed in the initial Rights Certificates issued hereunder.

(j)          Par Value Limitations. Before taking any action that would cause an adjustment reducing the Exercise Price below the par or stated value, if any, of the number of one one-thousandths of a Series G Preferred Share issuable upon exercise of the Rights, the Company will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may duly and validly issue as fully paid and nonassessable shares such number of one one-thousandths of a Series G Preferred Share at such adjusted Exercise Price.

(k)          Deferred Issuance. In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of one one-thousandths of a Series G Preferred Share and other capital stock or securities, assets or cash of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a Series G Preferred Share and other capital stock or securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company must deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

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(l)          Reduction in Exercise Price. Notwithstanding anything to the contrary in this Section 11, the Company is entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, determines to be advisable in order that any (i) consolidation or subdivision of the Series G Preferred Shares, Series F Preferred Shares or Common Shares, (ii) issuance wholly for cash of any Series G Preferred Shares, Series F Preferred Shares or Common Shares at less than the applicable Current Per Share Market Price, (iii) issuance wholly for cash of Series G Preferred Shares, Series F Preferred Shares or Common Shares or securities that by their terms are convertible into or exchangeable for Series G Preferred Shares, Series F Preferred Shares or Common Shares, (iv) stock dividend or (v) issuance of rights, options or warrants referred to in this Section 11 hereafter made by the Company to holders of Series G Preferred Shares, Series F Preferred Shares or Common Shares is not be taxable to such stockholders.

(m)          No Diminishment of Benefit of Rights. The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 26, take (or permit to be taken) any action if at the time that such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(n)          Certain Adjustments to Common Shares. Notwithstanding anything to the contrary in this Plan, in the event that the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, (i) declares or pays a dividend on the Subject Shares payable in Subject Shares, (ii) subdivides or splits the outstanding Subject Shares (other than by the payment of dividends payable in Subject Shares), (iii) combines or consolidates the outstanding Subject Shares (by reverse stock split or otherwise) into a lesser number of Common Shares or (iv) issues any shares of its capital stock in a reclassification of the Subject Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11 or Section 7(e): (A) each Subject Share (or shares of capital stock issued in such reclassification of the Subject Shares) outstanding immediately following such time will have associated with it the number of Rights as were associated with one Subject Share immediately prior to the occurrence of such event; (B) the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification will be adjusted so that the Exercise Price thereafter equals the result obtained by multiplying the Exercise Price in effect immediately prior to such time by a fraction, the numerator of which shall be the total number of Subject Shares outstanding immediately prior to such event and the denominator of which shall be the total number of Subject Shares outstanding immediately after such event; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of such Right; and (C) the number of one one-thousandths of a Series G Preferred Share (or shares of such other capital stock) issuable upon the exercise of each Right outstanding after such event equals the number of one one-thousandths of a Series G Preferred Share (or shares of such other capital stock) as were issuable with respect to one Right immediately prior to such event. Each Subject Share that becomes outstanding after an adjustment has been made pursuant to this Section 11(n) will have issued with it that number of Rights, exercisable at the Exercise Price and for the number of one one-thousandths of a Series G Preferred Share (or shares of such other capital stock), as one Subject Share has associated with it immediately following the adjustment made pursuant to this Section 11(n). If an event occurs that would require an adjustment pursuant to both this Section 11(n) and Section 11(a)(ii), then the adjustment provided for in this Section 11(n) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii). The adjustments provided for in this Section 11(n) will be made successively whenever such a dividend is declared or paid or such a subdivision, split, combination, consolidation or reclassification is effected.

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(o)          Adjustment of Rights Associated with Certain Distributions. Other than in connection with a transaction contemplated by Section 11(n), in the event that the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, issues or distributes any securities or assets in respect of Subject Shares (other than (A) a distribution or dividend of its capital stock and (B) pursuant to any non-extraordinary periodic cash dividend), then the Company will make such adjustments, if any, in the Exercise Price or the number of Rights or securities or other property purchasable upon exercise of Rights as the Board, in its sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of the Rights generally, and the Company and the Rights Agent will amend this Plan as necessary to provide for such adjustments.

Section 12.         Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made, or any event affecting the Rights or their exercisability (including an event that causes the Rights to become null and void) occurs as provided in Section 11 or Section 13, the Company must promptly (a) prepare a certificate setting forth such adjustment or describing such event and providing a brief statement of the facts and computations accounting for such adjustment or event; (b) provide the Rights Agent and each transfer agent for the Subject Shares or Series G Preferred Shares a copy of such certificate; and (c) if a Distribution Date has occurred, mail a brief summary of such adjustment or event to each holder of a Rights Certificate in accordance with Section 26. Notwithstanding the foregoing, the failure of the Company to make or provide such certification or notice will not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent will (i) be fully protected in relying on any such certificate and on any adjustment or statement contained therein; (ii) have no duty or liability with respect thereto; and (iii) not be deemed to have knowledge of any such adjustment or event unless and until it has received such certificate.

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Section 13.          Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a)         Certain Transactions. In the event that, following a Shares Acquisition Date, directly or indirectly, (i) the Company consolidates with, or merges with and into, any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m)) and the Company is not be the continuing or surviving corporation of such consolidation or merger, (ii) any Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m)) consolidates with, or merges with and into, the Company, and the Company is the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the Subject Shares are changed into or exchanged for stock or other securities of any other Person or the Company, or cash or any other property, or (iii) the Company sells, exchanges, mortgages or otherwise transfers (or one or more of its Subsidiaries sells, exchanges, mortgages or otherwise transfers), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating to 50% or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its wholly owned Subsidiaries in one or more transactions, each of which individually (and together) complies with Section 11(m)), then, concurrent with and in each such case, proper provision must be made so that (A) each holder of a Right (except as provided in Section 7(e)) thereafter has the right to receive, upon the exercise thereof at a price per Right equal to the Exercise Price multiplied by the number of one one-thousandths of a Series G Preferred Share for which a Right was exercisable immediately prior to the occurrence of such Section 13 Event in accordance with the terms of this Plan, and in lieu of Series G Preferred Shares, such number of duly and validly authorized and issued and fully paid and nonassessable and freely tradable Common Shares of the Principal Party, free of any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Exercise Price by the number of one one-thousandths of a Series G Preferred Share for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a Series G Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Exercise Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, will be referred to as the “Exercise Price” for each Right and for all purposes of this Plan) by 50% of the Current Per Share Market Price of the Common Shares of such Principal Party on the date of consummation of such Section 13 Event; provided, however, that the price per Right so payable and the number of Common Shares of such Principal Party so receivable upon exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(e) to reflect any events covered thereby occurring in respect of the Common Shares of such Principal Party after the occurrence of such Section 13 Event; (B) such Principal Party will thereafter be liable for, and must assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Plan; (C) the term “Company” will thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 will apply only to such Principal Party following the first occurrence of a Section 13 Event; (D) such Principal Party must take such steps (including the reservation of a sufficient number of its Common Shares) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof will thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; (E) the provisions of Section 11(a)(ii) will be of no effect following the first occurrence of any Section 13 Event; and (F) upon the subsequent occurrence of any consolidation, merger, sale, exchange, mortgage, transfer or other extraordinary transaction in respect of such Principal Party, each holder of a Right will thereupon be entitled to receive, upon exercise of a Right and payment of the Exercise Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property that such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Shares of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party must take such steps (including reservation of a sufficient number of shares of its capital stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. For purposes hereof, the “earning power” of the Company and its Subsidiaries will be determined in good faith by the Board on the basis of the operating income of each business operated by the Company and its Subsidiaries during the three fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any of its Subsidiaries during the three fiscal years preceding such date, during the period that such business was operated by the Company or any of its Subsidiaries).

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(b)          Principal Party. For purposes of this Plan, the term “Principal Party” means (i) in the case of any transaction described in clause (i) or (ii) of Section 13(a) (A) the Person that is the issuer of the securities into which any Subject Shares are converted in the consolidation or merger, or, if there is more than one such issuer, the issuer whose Common Shares have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (1) the Person that is the other party to the consolidation or merger, if such Person survives the consolidation or merger, or, if there is more than one such Person, the Person whose Common Shares have the greatest aggregate market value of shares outstanding, (2) if the Person that is the other party to the merger does not survive such consolidation or merger, the Person that does survive such consolidation or merger (including the Company if it survives) or (3) the Person resulting from the consolidation or merger; and (ii) in the case of any transaction described in clause (iii) of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if more than one Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred and each such portion would, were it not for the other equal portions, constitute the greatest portion of the assets or earning power so transferred, or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding; provided, however, that in the case of each of clause (i) and (ii) of this Section 13(b), if the Common Shares of such Person are not at such time, or have not been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, then if such Person is (x) a direct or indirect Subsidiary of another Person whose Common Shares are and have been so registered, the term “Principal Party” will refer to such other Person, (y) a direct or indirect Subsidiary of more than one Person whose Common Shares are and have been so registered, the term “Principal Party” will refer to whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding, or (z) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (x) and (y) above will apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case must bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

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(c)          Certain Arrangements. The Company will not consummate or permit to occur any Section 13 Event unless (A) the Principal Party has a sufficient number of authorized, unissued and unreserved Common Shares to permit the exercise in full of the Rights in accordance with this Section 13 and (B) prior thereto the Company and the Principal Party have executed and delivered to the Rights Agent a supplemental agreement confirming that (1) the requirements of this Section 13 will be promptly performed in accordance with their terms, (2) the Principal Party will, upon consummation of such Section 13 Event, assume this Plan in accordance with Section 13(a) and Section 13(b), (3) such Section 13 Event will not result in a default by the Principal Party pursuant to this Plan (as it has been assumed by the Principal Party) and (4) the Principal Party, as soon as practicable after the date of such Section 13 Event and at its own expense, will:

(i)          prepare and file a registration statement pursuant to the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (x) become effective as soon as practicable after such filing and (y) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with applicable state securities laws;

(ii)         use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on a national securities exchange and to list (and continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange;

(iii)        deliver to holders of the Rights historical financial statements for the Principal Party and its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) promulgated under the Exchange Act; and

(iv)        take all other action as may be necessary to allow the Principal Party to issue the securities purchasable upon exercise of the Rights.

(d)          Prohibited Transactions.

(i)          Notwithstanding anything to the contrary in this Plan, if the Principal Party has a provision in any of its authorized securities or in its organizational documents that would have the effect of (i) causing the Principal Party to issue (other than to holders of Rights pursuant to Section 13), in connection with, or as a consequence of, the consummation of a Section 13 Event, Common Shares or common stock equivalents of the Principal Party at less than the then Current Per Share Market Price thereof or securities exercisable for, or convertible into, Common Shares or common stock equivalents of the Principal Party at less than such Current Per Share Market Price, or (ii) providing for any special payment, tax, charge or similar provision in connection with the issuance of the Common Shares of the Principal Party pursuant to the provisions of this Section 13, then the Company hereby agrees with each holder of Rights that it will not consummate any such Section 13 Event unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing that such provision has been cancelled, waived, amended or rescinded, or that such authorized securities will be redeemed, so that such provision will have no effect in connection with, or as a consequence of, the consummation of such Section 13 Event.

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(ii)         Notwithstanding anything to the contrary in this Plan, the Company hereby agrees with each holder of Rights that it will not consummate or permit to occur any Section 13 Event if (A) at the time or immediately after such Section 13 Event there are any rights, warrants, instruments or securities outstanding, or any agreements or arrangements, that, as a result of the consummation of such Section 13 Event, would eliminate or diminish in any material respect the benefits intended to be afforded by the Rights; (B) all rights of first refusal or preemptive rights in respect of the issuance of Common Shares or common stock equivalents of the Principal Party upon exercise of outstanding Rights have not been irrevocably waived or rendered inapplicable; (C) prior to, simultaneously with or immediately after such Section 13 Event, the stockholders of the Person who constitutes, or would constitute, the Principal Party have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates; or (D) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

(e)         Continued Applicability. The provisions of this Section 13 will similarly apply to successive mergers, consolidations, sales, exchanges, mortgages, transfers or other extraordinary transactions. In the event that a Section 13 Event occurs at any time after the occurrence of a Section 11(a)(ii) Event, then the Rights that have not theretofore been exercised will thereafter become exercisable in the manner described in Section 13(a) (without taking into account any prior adjustment required by Section 11(a)(ii)).

Section 14.          Fractional Rights and Fractional Shares.

(a)         Cash in Lieu of Fractional Rights. The Company will not be required to issue fractions of Rights (except prior to the Distribution Date as provided in Section 11(n)) or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company will pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the Current Per Share Market Price of a whole Right, calculated as of the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

(b)         Cash in Lieu of Fractional Series G Preferred Shares. The Company will not be required to issue fractions of Series G Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Series G Preferred Share) upon exercise or exchange of the Rights or to distribute certificates that evidence fractional Series G Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Series G Preferred Share). Interests in fractions of Series G Preferred Shares in integral multiples of one one-thousandth of a Series G Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by the Company; provided, however, that such agreement must provide that the holders of such depositary receipts have all of the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Series G Preferred Shares represented by such depositary receipts. In lieu of fractional Series G Preferred Shares that are not integral multiples of one one-thousandth of a Series G Preferred Share, the Company may pay to the registered holders of Rights Certificates at the time that such Rights are exercised or exchanged as provided herein an amount in cash equal to the same fraction of the current market value of one one-thousandth of a Series G Preferred Share. For purposes of this Section 14(b), the current market value of one one-thousandth of a Series G Preferred Share will be one one-thousandth of the Current Per Share Market Price of a Series G Preferred Share, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.

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(c)          Cash in Lieu of Fractional Common Shares. The Company is not required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares upon the exercise or exchange of Rights. In lieu of such fractional Common Shares, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised or exchanged as provided herein an amount in cash equal to the same fraction of the current market value of a Common Share. For purposes of this Section 14(c), the current market value of a Common Share will be the Current Per Share Market Price of a Common Share, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.

(d)          Waiver of Fractional Rights. Except as permitted by this Section 14, the holder of a Right, by the acceptance of such Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares of any security upon the exercise or exchange of a Right.

(e)          Procedure for Payment. Whenever a payment for fractional Rights, Series G Preferred Shares or Common Shares is to be made by the Rights Agent pursuant to this Plan, the Company will (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent to make such payments. The Rights Agent will be fully protected in relying upon such certificate and will have no duty with respect thereto, and will not be deemed to have knowledge of any payment for fractional Rights, Series G Preferred Shares or Common Shares pursuant to this Plan unless and until the Rights Agent has received such certificate and sufficient monies.

Section 15.         Rights of Action. All rights of action in respect of this Plan, except those rights of action given to the Rights Agent pursuant to Section 18, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of Subject Shares). Any registered holder of any Rights Certificate (or, prior to the Distribution Date, any registered holder of Subject Shares), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, any other holder of Subject Shares), may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, this Plan or otherwise act in respect of such holder’s right to exercise such holder’s Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations of any Person (including the Company) subject to this Plan, and injunctive relief against actual or threatened breaches or violations of this Plan by any Person (including the Company), in each case without having to post a bond.

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Section 16.         Agreement of Rights Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)          prior to the Distribution Date, the Rights will not be evidenced by a Rights Certificate and will be transferable only in connection with the transfer of the Subject Shares;

(b)          after the Distribution Date, the Rights Certificates are transferable only on the transfer books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully completed;

(c)          subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated certificate for Subject Shares or Book Entry Shares, as applicable) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated certificate for Subject Shares or Book Entry Shares, as applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent (subject to Section 7(e)) will be affected by any notice to the contrary;

(d)          notwithstanding anything to the contrary in this Plan, neither the Company nor the Rights Agent will have any liability to any holder of a Right (or a beneficial interest in a Right) or other Person as a result of the inability of the Company or the Rights Agent to perform any of their respective obligations pursuant to this Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company will use all reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as promptly as practicable;

(e)          Rights that are Beneficially Owned by certain Persons will, under the circumstances set forth in Section 7(e), become null and void; and

(f)          this Plan may be supplemented or amended from time to time in accordance with Section 26.

Section 17.         Holder of Rights Certificate Not Deemed to be a Stockholder. No holder, as such, of any Rights Certificate will be entitled to vote or receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a Series G Preferred Share or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor will anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as specifically provided in Section 26), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Rights Certificate have been exercised or exchanged in accordance with the provisions hereof.

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Section 18.           Concerning the Rights Agent.

(a)          Compensation; Reimbursement; Indemnification. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, the reasonable and documented out-of-pocket expenses and counsel fees and other disbursements incurred by the Rights Agent in connection with the preparation, negotiation, delivery, execution, amendment and administration of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable and documented fees of its outside counsel) incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties pursuant to this Plan, including the costs and expenses of defending against any claim of liability and appealing any claim of liability arising therefrom, directly or indirectly. The provisions of this Section 18 and Section 20 will survive the termination or expiration of this Plan, the exercise, exchange or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

(b)          Reliance by the Rights Agent. The Rights Agent is authorized to rely conclusively on, and will be protected and incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Plan, and the exercise and performance of its duties pursuant to this Plan, in reliance upon any (i) Rights Certificate, (ii) certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Series G Preferred Shares, Subject Shares or other securities of the Company issuable upon exercise of Rights or (iii) instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be duly executed and, where necessary, verified or acknowledged, by the proper Person, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent will not be required to take notice, or be deemed to have any knowledge, of any fact, event or determination of which it was supposed to receive notice hereunder (including any dates or events defined in this Plan or the designation of any Person as an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and the Rights Agent will be fully protected and will incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.

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Section 19.          Merger, Consolidation or Change of Name of Rights Agent.

(a)         Merger or Consolidation of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may effect a share exchange or be consolidated, or any Person resulting from any merger, share exchange or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the corporate trust, stock transfer or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent pursuant to this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto so long as such Person is eligible for appointment as a successor Rights Agent pursuant to the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of this Plan, or transfer or rights agent services generally, will be deemed to be a merger, share exchange or consolidation for purposes of this Section 19. If at the time that such successor Rights Agent succeeds to the agency created by this Plan any of the Rights Certificates have been countersigned but not delivered, then any such successor Rights Agent may adopt the countersignature of any predecessor Rights Agent and deliver such Rights Certificates so countersigned, and if at that time any of the Rights Certificates have not been countersigned, then any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent. In all such cases, such Rights Certificates will have the full force and effect provided in the Rights Certificates and in this Plan.

(b)         Change of Name of Rights Agent. If at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates have been countersigned but not delivered, then the Rights Agent may adopt the countersignature under its prior name and deliver such Rights Certificates so countersigned, and if at any time any of the Rights Certificates have not have been countersigned, then the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name. In all such cases, such Rights Certificates will have the full force and effect provided in the Rights Certificates and in this Plan.

Section 20.         Duties of Rights Agent. The Rights Agent undertakes to perform the duties and obligations imposed by this Plan (and no implied duties or obligations) upon the following terms and conditions, all of which the Company and the holders of Rights Certificates, by their acceptance thereof, will be bound:

(a)         Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel that it selects (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will incur no liability for or in respect of, any action taken, suffered or omitted to be taken by it in accordance with such advice or opinion.

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(b)          Whenever in the performance of its duties pursuant to this Plan the Rights Agent deems it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the Current Per Share Market Price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, Chief Executive Officer, President or Chief Financial Officer, and delivered to the Rights Agent, and such certificate will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will incur no liability for or in respect of any action taken, suffered or omitted to be taken by it pursuant to the provisions of this Plan in reliance upon such certificate.

(c)          The Rights Agent will be liable hereunder to the Company and any other Person only for its and its directors’, officers’, employees’, Affiliates’, agents’, advisors’ and representatives’ own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, nonappealable judgment of a court of competent jurisdiction). In no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including lost profits), even if the Rights Agent has been advised of the possibility of such loss or damage.

(d)          The Rights Agent will not be liable hereunder for or by reason of any of the statements of fact or recitals contained in this Plan, the Rights Certificates or any certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Series G Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights, or be required to verify the same (except, in each case, its countersignature thereof, if applicable), and all such statements and recitals are and will be deemed to have been made by the Company only.

(e)          The Rights Agent will not (i) have any liability for or be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof) or any certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Series G Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights (except, in each case, its countersignature thereof, if applicable); (ii) be responsible for any change in the exercisability or exchangeability of Rights (including certain Rights becoming null and void pursuant to Section 7(e)), except with respect to the exercise of Rights evidenced by Rights Certificates after notice of such change has been provided by the Company; (iii) be responsible for any breach by the Company of any covenant or condition contained in this Plan or any Rights Certificate; (iv) be responsible for (A) any adjustment or change required pursuant to Section 3, Section 11, Section 13, Section 23 or Section 24, (B) the manner, method or amount of any such adjustment or change or (C) ascertaining the existence of facts that would require any such adjustment or change (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of a certificate furnished pursuant to Section 12 describing such adjustment or change); (v) be responsible for any determination by the Board of the Current Per Share Market Price of any security pursuant to this Plan; or (vi) by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities to be issued pursuant to this Plan or any Rights Certificate or as to whether any such securities will, when issued, be duly and validly authorized and issued and fully paid and nonassessable.

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(f)          The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of its duties pursuant to this Plan.

(g)          The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any of the Chairman of the Board, Chief Executive Officer, President or Chief Financial Officer, and it is authorized to apply to any such director or officer for advice or instructions in connection with its duties pursuant to this Plan. Such advice and instructions will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will not be liable for or in respect of any action taken, suffered or omitted to be taken by it in accordance with the written advice or instructions of any such director or officer or for any delay in acting while waiting for those instructions. The Rights Agent will be fully and completely authorized and protected in relying on the latest-dated instructions received from any such director or officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent pursuant to this Plan and the date on or after which such action will be taken, suffered or omitted to be taken. The Rights Agent will not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date must not be less than 10 Business Days after, but not including, the date on which any such director or officer of the Company actually receives such application, unless any such director or officer has consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent has received, in response to such application, written instructions with respect to the proposed action or omission specifying a different action to be taken, suffered or omitted to be taken.

(h)          The Rights Agent and any member, stockholder, director, officer, employee or Affiliate of the Rights Agent (in each case, other than an Acquiring Person) may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent pursuant to this Plan. Nothing herein will preclude the Rights Agent or any such member, stockholder, director, officer, employee or Affiliate from acting in any other capacity for the Company or for any other Person.

(i)          The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (including through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, to the holders of Rights or to any other Person resulting from any such act, omission, default, neglect or misconduct in the absence of gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

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(j)          No provision of this Plan requires the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than costs and expenses incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as the Rights Agent) or in the exercise of its rights if it reasonably believes, after consultation with counsel, that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)          If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of election to purchase or form of assignment, as the case may be, has either (i) not been properly completed or (ii) indicates an affirmative response to clause (1) or clause (2) thereof, then the Rights Agent will not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(l)          From time to time after the Distribution Date, upon the written request of the Company, the Rights Agent will promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the record holders of Rights and Rights Certificates.

Section 21.         Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties pursuant to this Plan upon 60 days’ written notice to the Company (or such lesser notice as is acceptable to the Company) and to each transfer agent of the Series G Preferred Shares and the Subject Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), delivered to the Company in accordance with Section 26. In the event that any transfer agency relationship in effect between the Company and the Rights Agent or any of its Affiliates terminates, the Rights Agent will be deemed to have automatically resigned, and be discharged from its duties pursuant to this Plan, on the effective date of such termination, and the Company will be responsible for sending any required notices. The Company may remove the Rights Agent or any successor Rights Agent, with or without cause, upon 30 days’ notice in writing to the Rights Agent or any successor Rights Agent, as the case may be, and to each transfer agent of the Series G Preferred Shares and the Common Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), delivered to the Rights Agent in accordance with Section 26. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, then the resigning, removed or incapacitated Rights Agent must, upon the Company’s request, remit to the Company, or to any successor Rights Agent, all books, records, funds, certificates or other documents or instruments of any kind then in its possession that were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as the Rights Agent in accordance with its records retention policy. Following such removal, resignation or incapacity, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after giving written notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Rights Certificate (who must, together with such notice, submit such registered holder’s Rights Certificate for inspection by the Company), then the Rights Agent or such registered holder may apply, at the Company’s expense, to a court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such court, must be either (a) a Person organized, in good standing and doing business pursuant to the laws of the United States or any state of the United States that is authorized pursuant to such laws to exercise corporate trust, stock transfer or stockholder services, is subject to supervision or examination by federal or state authorities and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate or direct or indirect wholly owned Subsidiary of such Person. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, and the predecessor Rights Agent must deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Series G Preferred Shares and the Subject Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), and deliver such notice to the holders of Rights Certificates in accordance with Section 26. Notwithstanding anything to the contrary in this Plan, failure to give any notice provided for in this Section 21, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be. Upon appointment, any successor Rights Agent will, unless the context requires otherwise, be deemed to be the Rights Agent for all purposes of this Plan.

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Section 22.         Issuance of New Rights Certificates. Notwithstanding anything to the contrary in this Plan or the Rights, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable pursuant to the Rights Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Subject Shares following the Distribution Date and prior to the Expiration Date, the Company will, with respect to Subject Shares so issued or sold (whether pursuant to the exercise of stock options or pursuant to any employee benefit plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company outstanding as of the Rights Dividend Declaration Date or upon the exercise, conversion or exchange of securities issued by the Company after the Rights Dividend Declaration Date (except, in each case, as may otherwise be provided in the instruments governing such securities)), and may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (a) no such Rights Certificate will be issued if, and to the extent that, the Company is advised by counsel that such issuance would create a significant risk of or result in material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued or would create a significant risk of or result in such options or employee plans or arrangements failing to qualify for otherwise available special tax treatment; (b) no such Rights Certificate will be issued if, and to the extent that, appropriate adjustment will otherwise have been made in lieu of the issuance thereof; and (c) the Company will have no obligation to distribute Rights Certificates to any Acquiring Person, Affiliate or Associate of an Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing.

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Section 23.           Redemption.

(a)          Right to Redeem. The Board may, at its option, at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the Rights Dividend Declaration Date (such redemption price, the “Redemption Price”). Notwithstanding anything to the contrary in this Plan, the Rights will not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption pursuant to this Section 23 has expired. The Company may, at its option, pay the Redemption Price in Common Shares (based on the Current Per Share Market Price of Common Shares at the time of redemption), cash or any other form of consideration deemed appropriate by the Board, in its sole discretion, to be at least equivalent to the Redemption Price. Such redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The date on which the Board elects to make the redemption effective is referred to as the “Redemption Date.”

(b)          General Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), evidence of which will have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price for each Right so held. The Company will promptly give public notice of any such redemption (with prompt written notice thereof also provided to the Rights Agent). Promptly after the action of the Board ordering the redemption of the Rights, the Company will give, or cause to be given, notice of such redemption to the holders of Rights Certificates in accordance with Section 26; provided, however, that any notice that is so provided will be deemed given, whether or not the holder receives the notice. Each such notice of redemption must state the method by which the payment of the Redemption Price is to be made. The failure to given, or any defect in, any notice required by this Section 23 will not affect the legality or validity of the action taken by the Board or of the redemption.

(c)          Discharge of Obligations. Notwithstanding anything to the contrary in this Plan, in the event of a redemption pursuant to Section 23(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release or making a publicly-available filing with the Securities and Exchange Commission announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the holders of Rights at the addresses of such holders as shown on the transfer books of the Rights Agent or, prior to the Distribution Date, on the transfer books of the Company or the transfer agent for the Subject Shares, and upon such action, all outstanding Right Certificates will be void without any further action by the Company.

(d)          Prohibited Purchases. Notwithstanding anything to the contrary in this Plan, neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than as specifically set forth in this Section 23 or in Section 24, or other than in connection with the purchase or repurchase of Common Shares prior to the Distribution Date.

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Section 24.           Exchange.

(a)          Exchange of Common Shares for Rights. The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which will not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the Rights Dividend Declaration Date (such exchange ratio, the “Exchange Ratio,” and such determination by the Board to effect such exchange, an “Exchange Determination”). Notwithstanding the foregoing, the Board is not empowered to effect an Exchange Determination at any time after any Person (other than any Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding. Notwithstanding the foregoing, from and after the occurrence of a Section 13 Event, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) will thereafter be exercisable only in accordance with Section 13 and may not be exchanged (or eligible for exchange) pursuant to this Section 24(a).

(b)          Exchange Procedures.

(i)          Immediately following an Exchange Determination and without any further action or notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights is to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company will promptly give public notice of any such exchange (with prompt written notice thereof also provided to the Rights Agent), and thereafter will promptly give, or cause to be given, notice of such exchange to the holders of the then outstanding Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) by mailing such notice, in accordance with Section 26; provided, however, that any notice that is so provided will be deemed given, whether or not the holder receives the notice. Each such notice of exchange must state the method by which the exchange of Common Shares for Rights is to be effected (including the actions that must be taken by the holders of Rights to receive Common Shares in exchange for Rights) and, in the event of any partial exchange, the number of Rights that are to be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights. Following an Exchange Determination, the Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that any Common Shares (or other consideration) issuable pursuant to this Section 24 are received by Persons whose Rights are null and void pursuant to Section 7(e). Prior to effecting any exchange, the Company may require, or cause the trustee of the Trust to require, as a condition thereof, that any registered holder of Rights provide such evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company may reasonably request in order to determine if such Rights are null and void pursuant to Section 7(e). If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing) and, accordingly, such Rights will be null and void and not exchangeable in connection herewith. Any Common Shares (or other securities) issued at the direction of the Board in connection with an Exchange Determination will be duly and validly authorized and issued and fully paid and nonassessable, and the Company will be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the Common Shares (or other securities) so issued. The failure to give, or any defect in, any notice required by this Section 24 will not affect the legality or validity of the action taken by the Board or of such exchange.

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(ii)         The exchange of the Rights pursuant to Section 24(a) may be made effective at such time, on such basis and with such conditions as the Board, in its sole discretion, may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to Section 24(a), the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board approves (the “Trust Agreement”). If the Board so directs, then the Company must enter into the Trust Agreement and must issue to the trust created by such agreement (the “Trust”) all of the Common Shares (or other consideration) issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such Common Shares (or other consideration) are issued to the Trust, all stockholders then entitled to receive Common Shares (or other consideration) pursuant to the exchange will be entitled to receive such shares or consideration (and any dividends or distributions made thereon after the date on which such shares or consideration are deposited into the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(c)          Insufficient Shares. In the event that there are not sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with Section 24(a), then the Company will either take such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights or alternatively, at the option of the Board, with respect to each Right (i) pay cash in an amount equal to the Current Exchange Value in lieu of issuing Common Shares in exchange therefor; (ii) issue debt or equity securities (or a combination thereof) having a value equal to the Current Exchange Value in lieu of issuing Common Shares in exchange for each such Right, where the value of such securities will be determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of Rights; or (iii) deliver any combination of cash, property, Common Shares, Series G Preferred Shares, Equivalent Shares or other securities having a value equal to the Current Exchange Value in exchange for each Right. To the extent that the Company determines that some action need be taken pursuant to this Section 24(c), then the Board may temporarily suspend the exercisability of the Rights for a period of up to 120 days following the date on which the Exchange Determination has occurred in order to seek any authorization of additional Common Shares or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect.

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(d)          Cash in Lieu of Fractional Common Shares. In connection with an Exchange Determination, the Company will not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company may pay to the registered holders of Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the Current Per Share Market Price of a Common Share, calculated as of the Trading Day immediately prior to the date of the Exchange Determination.

Section 25.            Process to Seek Exemption Prior to Trigger Event.

(a)          Any Person who desires to effect any acquisition of Common Shares that would, if consummated, result in such Person Beneficially Owning 4.99% or more of the then outstanding Common Shares (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 25(a), request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1(v) hereof for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person (including the class of shares held by such Persons), and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Shares aggregating 4.99% or more of the then outstanding Common Shares and the maximum number and percentage of shares of Common Shares that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Exemption Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Shares by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

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(b)          Waiver Subsequent to Stock Acquisition Date. The Board may, of its own accord or upon the request of a stockholder (a “Waiver Request”), subsequent to a Stock Acquisition Date and prior to the Distribution Date, and in accordance with this Section 25(b), grant an exemption with respect to any Acquiring Person under this Plan so that such Acquiring Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1(v) hereof for purposes of this Plan. A Waiver Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Waiver Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, a Waiver Request shall set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the Acquiring Person (including the class of shares held by such Persons), and (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of Common Shares aggregating 4.99% or more of the then outstanding Common Shares and the maximum number and percentage of Common Shares that the Acquiring Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within 10 Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Waiver Request. The Acquiring Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Waiver Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption for an Acquiring Person if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Shares by such Acquiring Person does not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. The facts and circumstances with respect to the Triggering Event, including whether to grant an exemption, shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and such Acquiring Person and disinterested with respect to the Triggering Event, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of any exemption granted pursuant to this Section 25(b).

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Section 26.            Notice of Certain Events.

(a)          Certain Distributions. If the Company proposes, at any time after the Distribution Date, to (i) declare or pay any dividend payable in stock of any class to the holders of Series G Preferred Shares or to make any other distribution to the holders of Series G Preferred Shares (other than a regular quarterly or periodic cash dividend out of earnings or retained earnings of the Company), (ii) offer to the holders of Series G Preferred Shares rights or warrants to subscribe for or to purchase any additional Series G Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) effect any reclassification of the Series G Preferred Shares (other than a reclassification involving only the subdivision of outstanding Series G Preferred Shares), (iv) effect any share exchange, consolidation or merger into or with any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m)), (v) effect any sale or other transfer (or permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person, (vi) effect the liquidation, dissolution or winding up of the Company, (vii) declare or pay any dividend on the Subject Shares payable in Common Shares or (viii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company will give written notice of such proposed action to the Rights Agent and the holders of Rights Certificates in accordance with Section 28, which notice must specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such subdivision, combination, reclassification, share exchange, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Series G Preferred Shares or Subject Shares, if any such date is to be fixed, and such notice must be so given in the case of any action covered by clause (i) or (ii) above at least 10 Business Days prior to but not including the record date for determining holders of Series G Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 Business Days prior to but not including the date of the taking of such proposed action or the date of participation therein by the holders of Series G Preferred Shares or Subject Shares, whichever is earlier.

(b)          Certain Events. If any Triggering Event has occurred, then (i) the Company will as soon as practicable thereafter give, or cause to be given, to each holder of Rights Certificates a notice in accordance with Section 28 of the occurrence of such Triggering Event, which notice must specify the event and the consequences of the event to holders of Rights pursuant to Section 11(a)(ii) or Section 13, and (ii) all references in this Section 26 to Series G Preferred Shares will thereafter be deemed to be references to Common Shares or, if appropriate, other securities.

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Section 27.          Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, fax (when such fax is transmitted to the fax number set forth below and confirmation of transmission is received) or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent by the Company) as follows:

Crossroads Systems, Inc.

11000 North Mo-Pac Expressway

Austin, TX 78759

Attn: Chief Financial Officer

Fax: (512) 349-0304

with a copy (which will not constitute notice) to:

Andrews Kurth LLP

111 Congress Avenue, Suite 1700

Austin, TX 78701

Attn: J. Matthew Lyons

Fax: (512) 320-9292

Subject to the provisions of Section 21, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, fax (when such fax is transmitted to the fax number set forth below and confirmation of transmission is received) or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company by the Rights Agent) as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attn: Corporate Trust Department

Fax: (718) 765 - 8711

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holders of Rights or Rights Certificates (or, if prior to the Distribution Date, to the holders of Subject Shares) will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the transfer books of the Rights Agent or the Company or the transfer agent for the Subject Shares. Any notice that is sent or mailed in the manner herein provided will be deemed given whether or not the holder receives the notice. Notwithstanding anything to the contrary in this Plan, prior to the Distribution Date, the issuance of a press release or the making of a publicly-available filing by the Company with the Securities and Exchange Commission will constitute sufficient notice by the Rights Agent or the Company to the holders of securities of the Company, including the Rights, for all purposes of this Plan and no other notice need be given.

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Section 28.          Supplements and Amendments. Prior to the occurrence of a Distribution Date, the Company may in its sole discretion supplement or amend this Plan in any respect without the approval of any holders of Rights Certificates, Series G Preferred Shares or Subject Shares, and the Rights Agent must, if the Company so directs, execute such supplement or amendment. From and after the occurrence of a Distribution Date, the Company and the Rights Agent may from time to time supplement or amend this Plan without the approval of any holders of Rights Certificates in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein or otherwise defective, including any change in order to satisfy any applicable law, rule or regulation, (iii) shorten or lengthen any time period hereunder or (iv) change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that does not adversely affect the interests of the holders of Rights (other than an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing), including extending the Final Expiration Date; provided, however, that this Plan may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, a time period relating to when the Rights may be redeemed at a time when the Rights are not then redeemable; provided further, however, that the right of the Board to extend the Distribution Date does not require any amendment or supplement hereunder. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 28, the Rights Agent must execute such supplement or amendment; provided, however, that any supplement or amendment that does not amend Section 18, Section 19, Section 20 or Section 21 or this Section 29 or any other Section of this Plan in a manner that is adverse to the Rights Agent will become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Notwithstanding the foregoing, the Rights Agent will not be required to execute any such supplement or amendment that adversely affects its rights, duties, or obligations pursuant to this Plan. Prior to the Distribution Date, the interests of the holders of Rights and Rights Certificates will be deemed to be coincident with the interests of the holders of Subject Shares.

Section 29.          Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent will bind and inure to the benefit of their respective successors and assigns hereunder.

Section 30.          Determinations and Actions by the Board. The Board (or an authorized committee thereof) has the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board or the Company pursuant hereto, or as may be necessary or advisable in the administration of this Plan, including the right and power to (a) interpret the provisions of this Plan and (b) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination as to whether to redeem the Rights or to amend this Plan). All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board (or an authorized committee thereof) in good faith will (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of Rights Certificates and all other Persons and (ii) not subject the Board (or an authorized committee thereof) or any of the directors serving on the Board to any liability to any Person, including the Rights Agent and the holders of Rights Certificates. In administering this Plan and exercising the rights and powers specifically granted to the Board and to the Company hereunder, and in interpreting this Plan and making any determination hereunder, the Board (or an authorized committee thereof) may consider any and all facts, circumstances or information that it deems to be necessary, useful or appropriate. The Rights Agent is always entitled to assume that the Board acted in good faith and will be fully protected and incur no liability in reliance thereon.

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Section 31.          Benefits of this Plan. Nothing in this Plan may be construed to give to any Person other than the Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Subject Shares) any legal or equitable right, remedy or claim pursuant to this Plan. This Plan is for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Subject Shares).

Section 32.          Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything to the contrary in this Plan, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, then the right of redemption set forth in Section 23 will be reinstated and will not expire until the Close of Business on the 10th Business Day following the date of such determination by the Board; provided further, however, that if such severed provision affects the rights, immunities, duties or obligations of the Rights Agent, then the Rights Agent will be entitled to resign immediately upon written notice to the Company.

Section 33.           Governing Law; Exclusive Jurisdiction.

(a)          Governing Law. This Plan and each Right and Rights Certificate issued hereunder will be deemed to be a contract made pursuant to the laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

(b)          Exclusive Jurisdiction.

(i)          The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Subject Shares) each hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to or concerning this Plan. The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Subject Shares) each acknowledge that the forum designated by this Section 34(b)(i) has a reasonable relation to this Plan and to such Persons’ relationship with one another.

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(ii)         The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Subject Shares) each hereby waive, to the fullest extent permitted by applicable law, any objection that they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in Section 34(b)(i) (or the appellate courts thereof). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Subject Shares) each undertake not to commence any action subject to this Plan in any forum other than the forum described in Section 34(b)(i). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Subject Shares) each hereby agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court will be conclusive and binding upon such Persons.

Section 34.           Counterparts. This Plan and any supplements or amendments hereto may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument, it being understood that all parties need not sign the same counterpart. A signature to this Plan transmitted electronically (including by fax and  .pdf) will have the same authority, effect and enforceability as an original signature. No party hereto may raise the use of such electronic transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 35.           Descriptive Headings; Interpretation.

(a)          Descriptive Headings. The table of contents and descriptive headings of the several Sections of this Plan are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof.

(b)          Interpretation.

(i)          Unless otherwise indicated, all references herein to Sections or Exhibits will be deemed to refer to Sections or Exhibits of or to this Plan, as applicable. Any capitalized terms used in any Exhibit but not otherwise defined therein have the meaning set forth in this Plan. All Exhibits attached hereto or referred to herein are hereby incorporated in and made a part of this Plan as if fully set forth herein.

(ii)         Unless otherwise indicated, the words “include,” “includes” and “including,” when used herein, are deemed in each case to be followed by the words “without limitation.”

(iii)        The words “hereof,” “herein,” “herewith” and words of similar import will, unless otherwise stated, be constructed to refer to this Plan as whole and not to any particular provision of this Plan.

(iv)        The word “or” is used in the inclusive sense of “and/or” The terms “or,” “any” and “either” are not exclusive.

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(v)         Whenever the context may require, any pronouns used in this Plan include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns include the plural and vice versa.

(vi)        Where a word or phrase is defined, each of its other grammatical forms has a corresponding meaning.

(vii)       References to “$” are to the lawful currency of the United States of America.

Section 36.           Costs of Enforcement. The Company agrees with each registered holder of Rights Certificates (and, prior to the Distribution Date, the registered holders of Subject Shares) that if the Company or any other Person the securities of which are purchasable upon exercise of the Rights fails to fulfill any of its obligations pursuant to this Plan, then the Company or such Person must reimburse any registered holder of Rights Certificates for the costs and expenses (including legal fees) incurred by such holder in any action to enforce such holder’s rights pursuant to any Right or this Plan.

Section 37.           Force Majeure. Notwithstanding anything to the contrary in this Plan, the Rights Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

Section 38.           USA PATRIOT Act. The Company acknowledges that the Rights Agent is subject to the customer identification program requirements pursuant to the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment hereunder, the Rights Agent has received information from the Company that will help the Rights Agent to identify the Company, including the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business or such other information that the Rights Agent deems necessary and, pending verification of such received information, the Rights Agent may request additional such information. The Company agrees to provide all reasonably requested information necessary for the Rights Agent to verify the Company’s identity in accordance with such customer identification program requirements.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Tax Benefit Preservation Plan to be duly executed as of the day and year first above written.

CROSSROADS SYSTEMS, INC.

By:	/s/ Richard K. Coleman, Jr.
Richard K. Coleman, Jr.
President and Chief Executive Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Paula Caroppoli
Name: Paula Caroppoli
Title: Senior Vice President

Signature Page to Tax Benefit Preservation Plan

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EXHIBIT A

FORM OF
CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND PRIVILEGES
OF SERIES G PARTICIPATING PREFERRED STOCK OF
CROSSROADS SYSTEMS, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

The undersigned, Richard K. Coleman, Jr., does hereby certify that:

1.          He is the duly elected and acting Chief Executive Officer of Crossroads Systems, Inc., a Delaware corporation (the “Corporation”).

2.          Pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board”) by the Sixth Amended and Restated Certificate of Incorporation of the Corporation, as amended, on May 23, 2014, the Board adopted the following resolutions creating a series of preferred stock, par value $0.001 per share (“Preferred Stock”), of the Corporation designated as Series G Participating Preferred Stock:

RESOLVED: That pursuant to the authority vested in the Board by the Amended and Restated Certificate of Incorporation of the Corporation (the “Charter”), the Board does hereby provide for the issuance of a series of Preferred Stock of the Corporation and does hereby fix and herein state and express the designations, powers, preferences and relative and other special rights, and the qualifications, limitations and restrictions, of such series of Preferred Stock as follows:

Section 1.          Designation and Amount. The shares of such series shall be designated as “Series G Participating Preferred Stock.” The Series G Participating Preferred Stock shall have a par value of $0.001 per share, and the number of shares constituting such series shall be 500,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of Series G Participating Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the exercise of any options, rights or warrants issuable upon conversion of any outstanding securities issued by the Corporation convertible into Series G Participating Preferred Stock.

Section 2.          Proportional Adjustment. In the event that the Corporation shall at any time after the issuance of any share or shares of Series G Participating Preferred Stock (the “Rights Declaration Date”) (a) declare any dividend on the common stock of the Corporation, par value $0.001 per share (the “Common Stock”), payable in shares of Common Stock, (b) subdivide the outstanding Common Stock or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the number of outstanding shares of Series G Participating Preferred Stock by an amount the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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Section 3.          Dividends and Distributions.

(a)          Subject to Section 2 and to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series G Participating Preferred Stock with respect to dividends, the holders of shares of Series G Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of January, April, July and October in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series G Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 and (ii) subject to Section 2, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series G Participating Preferred Stock.

(b)          The Corporation shall declare a dividend or distribution on the Series G Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event that no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series G Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c)          Dividends shall begin to accrue and be cumulative on outstanding shares of Series G Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series G Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series G Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series G Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series G Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

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Section 4.          Voting Rights. The holders of shares of Series G Participating Preferred Stock shall have the following voting rights:

(a)          Subject to the provision for adjustment hereinafter set forth, each share of Series G Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event that the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series G Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)          Except as otherwise provided herein, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, the Charter or the Amended and Restated Bylaws of the Corporation (the “Bylaws”), or by law, the holders of shares of Series G Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c)          Except as set forth herein or as required by law, the holders of Series G Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent that they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(d)          (i)If at any time dividends on any Series G Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, then the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) that shall extend until such time as all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series G Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of Series G Participating Preferred Stock) with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two directors.

(ii)         During any default period, such voting right of the holders of Series G Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 4(d) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders; provided, however, that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of directors shall be exercised unless the holders of at least one-third in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board as may then exist up to two directors or, if such right is exercised at an annual meeting of stockholders, to elect two directors. If the number that may be so elected at any special meeting does not amount to the required number, the holders of Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series G Participating Preferred Stock.

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(iii)        Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, the Secretary or any Assistant Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (d)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request, or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (d)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv)        In any default period, the holders of Common Stock and other classes of stock of the Corporation, if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two directors voting as a class, after the exercise of which right (A) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (B) any vacancy in the Board may (except as provided in subparagraph (ii) of this Section 4(d)) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock that elected the director whose office shall have become vacant. References in this Section 4(d) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (B) of the foregoing sentence.

B-59

(v)         Immediately upon the expiration of a default period, (A) the right of the holders of Preferred Stock as a class to elect directors shall cease, (B) the term of any directors elected by the holders of Preferred Stock as a class shall terminate and (C) the number of directors shall be such number as may be provided for in the Charter or the Bylaws irrespective of any increase made pursuant to the provisions of subparagraph (ii) of this Section 4(d) (such number being subject, however, to change thereafter in any manner provided by law or in the Charter or Bylaws). Any vacancies in the Board effected by the provisions of clauses (B) and (C) in the preceding sentence may be filled by a majority of the remaining directors.

Section 5.          Certain Restrictions.

(a)          The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series G Participating Preferred Stock unless concurrently therewith it shall declare a dividend on the Series G Participating Preferred Stock as required by Section 3 hereof.

(b)          Whenever quarterly dividends or other dividends or distributions payable on the Series G Participating Preferred Stock as provided in Section 3 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series G Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)          declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series G Participating Preferred Stock;

(ii)         declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series G Participating Preferred Stock, except dividends paid ratably on the Series G Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)        redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series G Participating Preferred Stock; provided, however, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series G Participating Preferred Stock; or

(iv)        redeem or purchase or otherwise acquire for consideration any shares of Series G Participating Preferred Stock, or any shares of stock ranking on a parity with the Series G Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series G classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

B-60

(c)          The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, pursuant to paragraph (a) of this Section 5, purchase or otherwise acquire such shares at such time and in such manner.

Section 6.          Reacquired Shares. Any shares of Series G Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein, in the Charter or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 7.          Liquidation, Dissolution or Winding Up.

(a)          Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series G Participating Preferred Stock unless, prior thereto, the holders of shares of Series G Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series G Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series G Liquidation Preference”). Following the payment of the full amount of the Series G Liquidation Preference, no additional distributions shall be made to the holders of shares of Series G Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series G Liquidation Preference by (ii) 1,000 (as appropriately adjusted to reflect events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series G Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series G Participating Preferred Stock and Common Stock, respectively, holders of Series G Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(b)          In the event, however, that there are not sufficient assets available to permit payment in full of the Series G Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, that rank on a parity with the Series G Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(c)          In the event that the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the Adjustment Number in effect immediately prior to such event by an amount the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

B-61

Section 8.          Consolidation, Merger, etc. In the event that the Corporation shall enter into any consolidation, merger, combination, conversion, share exchange or other transaction in which the shares of Common Stock are exchanged for or changed into other stock, securities, cash and/or any other property (payable in kind), then in any such case the shares of Series G Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to Section 2) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

Section 9.          No Redemption. The shares of Series G Participating Preferred Stock shall not be redeemable.

Section 10.       Ranking. The Series G Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Section 11.       Amendment. At any time when any shares of Series G Participating Preferred Stock are outstanding, neither the Charter nor this Certificate of Designation shall be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series G Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series G Participating Preferred Stock, voting separately as a class.

Section 12.       Fractional Shares. Series G Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series G Participating Preferred Stock.

* * *

I further declare under penalty of perjury that the matters set forth in the foregoing Certificate of Designation are true and correct to my own knowledge.

Executed at Austin, Texas on May 23, 2014.

By:
Name: Richard K. Coleman, Jr.
Title: President and Chief Executive Officer

B-62

EXHIBIT B

FORM OF
RIGHTS CERTIFICATE

Certificate No. R-[•]	[•] Rights

NOT EXERCISABLE AFTER MAY 23, 2017 OR SUCH EARLIER DATE AS THE RIGHTS ARE REDEEMED, EXCHANGED OR TERMINATED. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY (AS DEFINED BELOW), AT $0.001 PER RIGHT, AND EXCHANGE, IN EACH CASE PURSUANT TO THE TERMS SET FORTH IN THE BENEFIT PLAN (AS DEFINED BELOW). UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE BENEFIT PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE BENEFIT PLAN.]

RIGHTS CERTIFICATE

CROSSROADS SYSTEMS, INC.

This certifies that ______________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of May 23, 2014 (the “Benefit Plan”), between Crossroads Systems, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Rights Agent,” which term shall include any successor Rights Agent pursuant to the Benefit Plan), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Benefit Plan) and prior to the Expiration Date (as such term is defined in the Benefit Plan) at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid and nonassessable share of Series G Participating Preferred Stock, par value $0.001 per share (the “Series G Preferred Shares”), of the Company, at an exercise price of $14.00 per one one-thousandth of a Series G Preferred Share (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a Series G Preferred Share that may be purchased upon exercise hereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of May 23, 2014 based on the Series G Preferred Shares as constituted at such date. As provided in the Benefit Plan, the Exercise Price and the number and kind of Series G Preferred Shares or other securities that may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the occurrence of certain events. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Benefit Plan) that a number of Rights be exercised so that only whole Series G Preferred Shares will be issued. Capitalized terms used in this Rights Certificate without definition shall have the meanings ascribed to them in the Benefit Plan.

B-63

Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Rights Certificate are beneficially owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Benefit Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Benefit Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Benefit Plan. Copies of the Benefit Plan are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent and are available without cost upon written request.

Subject to the provisions of the Benefit Plan, the Rights evidenced by this Rights Certificate may be redeemed by the Company, at its option, at a redemption price of $0.001 per Right at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Final Expiration Date. In addition, under certain circumstances after any Person becomes an Acquiring Person, the Rights may be exchanged, in whole or in part, for Common Shares, or cash other securities of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such exchange) will terminate and the Rights will only enable holders to receive the Common Shares (or cash or other securities or assets of the Company) issuable upon such exchange.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like number of one one-thousandths of a Series G Preferred Share as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate is exercised in part, then the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

B-64

No fractions of Series G Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Series G Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) will be issued upon the exercise of any Right or Rights evidenced hereby. In lieu thereof, a cash payment will be made as provided in the Benefit Plan. The Company, at its election, may require that a number of Rights be exercised so that only whole Series G Preferred Shares would be issued.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a Series G Preferred Share or any other securities of the Company that may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in herein or in the Benefit Plan be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as specifically provided in the Benefit Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised or exchange in accordance with the Benefit Plan.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

B-65

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of _______________, 20[ ].

ATTEST:

By:
Name:
Title:

CROSSROADS SYSTEMS, INC.

By:
Name:
Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Rights Agent

By:
Name:
Title:

B-66

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED _____________________ hereby sells, assigns and transfers unto ________________________________________________________________________________________________________

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________ as attorney-in-fact to transfer the within Rights Certificate on the books of Crossroads Systems, Inc., with full power of substitution.

Dated:_______

Signature: ____

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

B-67

CERTIFICATE

The undersigned hereby certifies, for the benefit of the Company and all holders of Rights and Common Shares, by checking the appropriate boxes that:

(1)	the Right(s) evidenced by this Rights Certificate are not Beneficially Owned and

□         are

□         are not

being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing; and

(2)	after due inquiry and to the best knowledge of the undersigned, it

□         did

□         did not

acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee, or any nominee of any of the foregoing.

Dated:

Signature:

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

B-68

[Form of Reverse Side of Rights Certificate - continued]

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to
exercise Rights represented by the Rights Certificate.)

To: Crossroads Systems, Inc.

The undersigned hereby irrevocably elects to exercise _________________________ Rights represented by this Rights Certificate to purchase the number of one one-thousandths of a Series G Preferred Share (or such other securities of the Company or of any other Person that may be issuable upon the exercise of the Rights) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

If such number of Rights shall not be all of the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated:

Signature:

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

B-69

CERTIFICATE

The undersigned hereby certifies, for the benefit of the Company and all holders of Rights and Common Shares, by checking the appropriate boxes that:

(1)	the Right(s) evidenced by this Rights Certificate are not Beneficially Owned and

□          are

□          are not

being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing; and

(2)	after due inquiry and to the best knowledge of the undersigned, it

□          did

□          did not

acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing.

Dated:

Signature:

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

B-70

[Form of Reverse Side of Rights Certificate - continued]

NOTICE

The signature in the foregoing Forms of Assignment and Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

IN THE EVENT THAT THE CERTIFICATIONS SET FORTH IN THE FOREGOING FORMS OF ASSIGNMENT AND ELECTION TO PURCHASE, AS THE CASE MAY BE, ARE NOT COMPLETED, THEN THE COMPANY AND THE RIGHTS AGENT WILL DEEM THE BENEFICIAL OWNER OF THE RIGHTS EVIDENCED BY THIS RIGHT CERTIFICATE TO BE AN ACQUIRING PERSON, AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON, A POST-EVENT TRANSFEREE, A PRE-EVENT TRANSFEREE, A SUBSEQUENT TRANSFEREE OR ANY NOMINEE OF ANY OF THE FOREGOING, AS THE CASE MAY BE, AND SUCH ASSIGNMENT OR ELECTION TO PURCHASE WILL NOT BE HONORED AND THE RIGHTS EVIDENCED BY THIS RIGHTS CERTIFICATE WILL BE DEEMED TO BE NULL AND VOID.

B-71

EXHIBIT C

FORM OF
SUMMARY OF RIGHTS

SUMMARY OF
TAX BENEFIT PRESERVATION PLAN
OF
CROSSROADS SYSTEMS, INC.

On May 23, 2014, the Board of Directors (the “Board”) of Crossroads Systems, Inc. (the “Company”) authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of (1) common stock, par value $0.001 per share (the “Common Shares”), of the Company, and (2) 5% Series F Convertible Preferred Stock, par value $0.001 per share (“Series F Preferred Shares” and, together with the Common Shares, the “Subject Shares”) of the Company to stockholders of record as of the close of business on June 4, 2014 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series G Participating Preferred Stock, par value $0.001 per share (the “Series G Preferred Shares”), of the Company at an exercise price of $14.00 per one one-thousandth of a Series G Preferred Share, subject to adjustment (the “Exercise Price”). The complete terms of the Rights are set forth in a Tax Benefit Preservation Plan (the “Benefit Plan”), dated as of May 23, 2014, between the Company and American Stock Transfer & Trust Company, LLC, as rights agent.

By adopting the Benefit Plan, the Board is seeking to protect the Company’s ability to use its net operating losses, any loss or deducting attributable to a “net unrealized built-in loss” and other tax attributes (collectively, “Tax Benefits”). The Company views its Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”), its ability to use the Tax Benefits could be substantially limited, and the timing of the usage of the Tax Benefits could be substantially delayed, which could significantly impair the value of the Tax Benefits. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. The Plan is intended to act as a deterrent to any person acquiring 4.99% or more of the outstanding Common Shares without the approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of the Common Shares are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board believes that it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Benefit Plan.

For those interested in the specific terms of the Benefit Plan, the following is a summary description. Please note, however, that this description is only a summary and is not complete, and should be read together with the entire Benefit Plan, which will be filed by the Company with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A and a Current Report on Form 8-K. A copy of the Benefit Plan is available free of charge from the Company.

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Distribution and Transfer of Rights; Rights Certificates:

The Board has declared a dividend of one Right for each outstanding Subject Share. Prior to the Distribution Date referred to below:

•            the Rights will be evidenced by and trade with the certificates for the Subject Shares (or, with respect to any uncertificated Subject Shares registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;

•            new Subject Shares certificates issued after the Record Date will contain a legend incorporating the Benefit Plan by reference (for uncertificated Subject Shares registered in book entry form, this legend will be contained in a notation in book entry); and

•            the surrender for transfer of any certificates for Subject Shares (or the surrender for transfer of any uncertificated Subject Shares registered in book entry form) will also constitute the transfer of the Rights associated with such Subject Shares.

Rights will accompany any new Subject Shares that are issued after the Record Date.

Distribution Date:

Subject to certain exceptions specified in the Benefit Plan, the Rights will separate from the Subject Shares and become exercisable following (i) the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.99% or more of the Subject Shares or (ii) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.99% or more of the Common Shares. For the purposes of calculating beneficial ownership of Common Shares under the Benefit Plan, each outstanding Series F Preferred Share is deemed to represent the ownership of the number of Common Shares issuable upon conversion of such Series F Preferred Share (which, for the sake of clarity, is one share as of the date hereof), notwithstanding any limitations on such holder’s ability to convert Series F Preferred Shares into Common Shares. In addition, for purposes of the Benefit Plan, a person is not deemed to beneficially own any Common Shares issued or issuable pursuant to any equity award or other stock incentive plan approved by the Board.

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The date on which the Rights separate from the Subject Shares and become exercisable is referred to as the “Distribution Date.”

After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Subject Shares. Thereafter, such Rights certificates alone will represent the Rights.

Series G Preferred Shares Purchasable Upon Exercise of Rights:

After the Distribution Date, each Right will entitle the holder to purchase, for $14.00 (the “Exercise Price”), one one-thousandth of a Series G Preferred Share having economic and other terms similar to that of one Common Share. This portion of a Series G Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one Common Share, and should approximate the value of one Common Share.

More specifically, each one one-thousandth of a Series G Preferred Share, if issued, will:

•           not be redeemable;

•           entitle holders to quarterly dividend payments of $0.001 per share, or an amount equal to the dividend paid on one Common Share, whichever is greater;

•           entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one Common Share, whichever is greater;

•           have the same voting power as one Common Share; and

•           entitle holders to a per share payment equal to the payment made on one Common Share if the Common Shares are exchanged via merger, consolidation or a similar transaction.

Flip-In Trigger:

If a person or group of affiliated or associated persons (an “Acquiring Person”) obtains beneficial ownership of 4.99% or more of the Common Shares, except pursuant to an offer for all outstanding Common Shares that the independent members of the Board determine to be fair and not inadequate and to otherwise be in the best interests of the Company and its stockholders after receiving advice from one or more investment banking firms, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.

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Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Benefit Plan, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

Any person who, together with its affiliates and associates, beneficially owns 4.99% or more of the outstanding Common Shares as of the time of the first public announcement of the Benefit Plan (an “Exempt Person”) shall not be deemed an Acquiring Person, but only for so long as such person, together with its affiliates and associates, does not become the beneficial owner of any additional Common Shares while such person is an Exempt Person. A person will cease to be an Exempt Person if such person, together with such Person’s affiliates and associates, becomes the beneficial owner of less than 4.99% of the outstanding Common Shares.

Flip-Over Trigger:	If, after an Acquiring Person obtains 4.99% or more of the Common Shares, (i) the Company merges into another entity, (ii) an acquiring entity merges into the Company or (iii) the Company sells or transfers more than 50% of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.

Redemption of the Rights:	The Rights will be redeemable at the Company’s option for $0.001 per Right (payable in cash, Common Shares or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.99% or more of the Common Shares. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.001 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.

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Exchange Provision:	At any time after the date on which an Acquiring Person beneficially owns 4.99% or more of the Common Shares and prior to the acquisition by the Acquiring Person of 50% of the Common Shares, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for Common Shares at an exchange ratio of one Common Share per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to one Common Share.

Expiration of the Rights:	The Rights expire on the earliest of (i) 5:00 p.m., New York, New York time, on the date that the votes of the stockholders of the Company, with respect to the Company’s 2015 Annual Meeting of Stockholders are certified, unless the continuation of the Rights is approved by the affirmative vote of a majority of the votes cast by holders of Common Shares and Series F Preferred Shares present in person or represented by proxy at Company’s 2015 Annual Meeting of Stockholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Amended and Restated Bylaws and applicable law (in which case clause (ii) will govern); or (ii) 5:00 p.m., New York, New York time, on May 23, 2017.

Amendment of Terms of Benefit Plan and Rights:	The terms of the Rights and the Benefit Plan may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Benefit Plan may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, (ii) shorten or lengthen any time period pursuant to the Benefit Plan or (iii) make changes that do not adversely affect the interests of holders of the Rights.

Voting Rights; Other Stockholder Rights:	The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as stockholder of the Company.

Anti-Dilution Provisions:

The Board may adjust the Exercise Price, the number of Series G Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Series G Preferred Shares or Subject Shares.

With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least 1% of the Exercise Price. No fractional Series G Preferred Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Series G Preferred Shares.

Taxes:	The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

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APPENDIX C

CROSSROADS SYSTEMS, INC.

2010 STOCK INCENTIVE PLAN, AS AMENDED

Section 1.               PURPOSE

1.1           Purpose. The purpose of the Crossroads Systems, Inc. 2010 Stock Incentive Plan, as amended (the “Plan”) is to provide a means through which Crossroads Systems, Inc. (the “Company”) may attract able persons to serve as employees, directors, or consultants of the Company or its subsidiaries and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, may acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, Restricted Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee, consultant, or director as provided in the Plan.

Section 2.               DEFINITIONS

2.1           Definitions. Whenever the following capitalized words or phrases are used, the following definitions will be applicable throughout the Plan, unless specifically modified by any Section:

(a)                “Affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by, or under common control with such other person.

(b)               “Award” means, individually or collectively, any Option or Restricted Stock Award.

(c)                “Board” means the board of directors of the Company.

(d)               “Change of Control Value” means the amount determined in accordance with Section 9.4.

(e)                “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code will be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(f)                “Committee” means a committee of the Board that is selected by the Board as provided in Section 4.1.

(g)               “Common Stock” means the common stock, $0.001 par value, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section 9.

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(h)               “Company” means Crossroads Systems, Inc., a Delaware corporation.

(i)                 “Consultant” means any person who is not an Employee or Director and who is providing services to the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) as an advisor, consultant, or other non-common law employee.

(j)                 “Corporate Change” means either (i) the Company will not be the surviving entity in any merger, share exchange, or consolidation (or survives only as a subsidiary of an entity), (ii) the Company sells, leases, or exchanges, or agrees to sell, lease, or exchange, all or substantially all of its assets to any other person or entity, (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power), or (v) at such time as the Company becomes a reporting company under the 1934 Act, as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company before such election will cease to constitute a majority of the Board; provided, however, that a Corporate Change will not include (A) any reorganization, merger, consolidation, sale, lease, exchange, or similar transaction, which involves solely the Company and one or more entities wholly-owned, directly or indirectly, by the Company immediately prior to such event or (B) the consummation of any transaction or series of integrated transactions immediately following which the record holders of the voting stock of the Company immediately prior to such transaction or series of transactions continue to hold 50% or more of the voting stock (based upon voting power) of (1) any entity that owns, directly or indirectly, the stock of the Company, (2) any entity with which the Company has merged, or (3) any entity that owns an entity with which the Company has merged.

(k)               “Director” means (i) an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who either is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date and (ii) for purposes of and relating to eligibility for the grant of an Award, an individual elected to the board of directors of any parent or subsidiary corporation (as defined in section 424 of the Code) of the Company.

(l)                 “Employee” means any person in an employment relationship with the Company or any parent or subsidiary corporation (as defined in section 424 of the Code).

(m)             “Fair Market Value” means, as of any specified date, (i) the mean of the high and low sales prices of the Common Stock either (A) if the Common Stock is traded on the National Market System of the NASDAQ, as reported on the National Market System of NASDAQ on that date (or if no sales occur on that date, on the last preceding date on which such sales of the Common Stock are so reported), or (B) if the Common Stock is listed on a national securities exchange, as reported on the stock exchange composite tape on that date (or if no sales occur on that date, on the last preceding date on which such sales of the Common Stock are so reported); (ii) if the Common Stock is not traded on the National Market System of the NASDAQ or a national securities exchange but is traded over the counter at the time a determination of its fair market value is required to be made under the Plan, the average between the reported high and low or closing bid and asked prices of Common Stock on the most recent date on which Common Stock was publicly traded; (iii) in the event Common Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in its discretion through the reasonable application of a reasonable valuation method that considers applicable factors affecting market value and all information available as of the valuation date; or (iv) on the date of an initial public offering of common stock, the offering price under such initial public offering. In its determination of Fair Market Value, the Board may use an independent appraisal that meets the requirements of Code Section 401(a)(28)(c) and the regulations thereunder, as long as such appraisal is as of a date that is no more than 12 months before the date of the Board’s determination.

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(n)               “Forfeiture Restrictions” will have the meaning assigned to such term in Section 8.2.

(o)               “Holder” means an Employee, Consultant, or Director who has been granted an Award.

(p)               “Incentive Stock Option” means an incentive stock option within the meaning of section 422 of the Code.

(q)               “1934 Act” means the Securities Exchange Act of 1934, as amended.

(r)                 “Nonstatutory Stock Option” means Options that do not constitute Incentive Stock Options.

(s)                “Option” means an Award granted under Section 7 and includes both Incentive Stock Options and options that do not constitute Incentive Stock Options.

(t)                 “Option Agreement” means a written agreement between the Company and a Holder with respect to an Option, including the accompanying “Notice of Grant of Stock Option.”

(u)               “Plan” means the Crossroads Systems, Inc. 2010 Stock Incentive Plan, as amended from time to time.

(v)               “Restricted Stock Agreement” means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

(w)             “Restricted Stock Award” means an Award granted under Section 8.

(x)               “Rule 16b-3” means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation, or statute fulfilling the same or a similar function.

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2.2           Number and Gender. Wherever appropriate in the Plan, words used in the singular will be considered to include the plural, and words used in the plural will be considered to include the singular. The masculine gender, where appearing in the Plan, will be deemed to include the feminine gender.

2.3           Headings. The headings of Sections and Subsections in the Plan are included solely for convenience, and, if there is any conflict between such headings and the text of the Plan, the text will control. All references to Sections and Subsections are to this document unless otherwise indicated.

Section 3.               EFFECTIVE DATE AND DURATION OF THE PLAN

3.1           Effective Date. The Plan will become effective upon the date of its adoption by the Board, provided that the Plan is approved by the stockholders of the Company within 12 months after such adoption. Notwithstanding any provision in the Plan, in any Option Agreement, or in any Restricted Stock Agreement, no Option will be exercisable and no Restricted Stock Award will vest prior to such stockholder approval.

3.2           Duration of Plan. No further Awards may be granted under the Plan after ten years from the date the Plan is adopted by the Board. The Plan will remain in effect until all Options granted under the Plan have been exercised, forfeited, assumed, substituted, satisfied or expired and all Restricted Stock Awards granted under the Plan have vested or been forfeited.

Section 4.               ADMINISTRATION

4.1           Composition of Committee. The Plan will be administered by a committee of, and appointed by, the Board. In the absence of the Board’s appointment of such Committee to administer the Plan, the Board will serve as the Committee. Notwithstanding the foregoing, from and after the date upon which the Company becomes a “publicly held corporation” (as defined in section 162(m) of the Code and applicable interpretive authority under the Code), the Plan will be administered by a committee of, and appointed by, the Board that will be comprised solely of two or more outside Directors (within the meaning of the term “outside directors” as used in section 162(m) of the Code and applicable interpretive authority under the Code and within the meaning of “Non-Employee Director” as defined in Rule 16b-3).

4.2           Powers. Subject to the express provisions of the Plan, the Committee will have authority, in its discretion, to determine which Employees, Consultants, or Directors will receive an Award, the time or times when such Award will be made, whether an Incentive Stock Option or Nonstatutory Stock Option will be granted, and the number of shares to be subject to each Option or Restricted Stock Award. In making such determinations, the Committee will take into account the nature of the services rendered by the respective Employees, Consultants, or Directors, their present and potential contribution to the Company’s success, and such other factors as the Committee in its discretion will deem relevant.

4.3           Additional Powers. The Committee will have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this will include the power (1) to construe the Plan and the respective agreements executed under the Plan, (2) to prescribe rules and regulations relating to the Plan, (3) to determine the terms, restrictions, and provisions of the agreement relating to each Award, including such terms, restrictions, and provisions as will be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and (4) to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it will deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Section will be conclusive and binding on all persons.

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4.4           Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or an Affiliate, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or an Affiliate acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

Section 5.               STOCK SUBJECT TO THE PLAN

5.1           Stock Offered. Subject to the limitations set forth in Section 5.2, the stock to be offered pursuant to the grant of an Award may be (1) authorized but unissued Common Stock or (2) previously issued and outstanding Common Stock reacquired by the Company. Any of such shares that remain unissued and are not subject to outstanding Awards at the termination of the Plan will cease to be subject to the Plan, but until termination of the Plan the Committee will at all times make available a sufficient number of shares to meet the requirements of the Plan.

5.2           Plan and Individual Limitations on Shares. Subject to adjustment as provided in Section 9 with respect to shares of Common Stock subject to Options then outstanding, the aggregate number of shares of Common Stock that may be issued under the Plan will not exceed 5,250,000 shares, and in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Common Stock that may be delivered upon exercise of Incentive Stock Options shall be 5,250,000, as adjusted under Section 9. Notwithstanding any provision herein to the contrary, the maximum number of shares of Common Stock with respect to one or more Awards that may be granted to any one Holder during each calendar year shall be 500,000, provided that in no event shall any Holder receive one or more Awards of Restricted Stock in excess of 250,000 shares of Common Stock. Shares will be deemed to have been issued under the Plan only (1) to the extent actually issued and delivered pursuant to an Award or (2) to the extent an Award is settled in cash. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Common Stock subject to such Award will again be available for the grant of an Award. From and after the date upon which the Company becomes a “publicly held corporation” (as defined in section 162(m) of the Code and applicable interpretive authority under the Code), the limitation set forth in the preceding sentences will be applied in a manner that will permit compensation generated under the Plan to constitute “performance-based” compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretative authority under the Code, any shares subject to Options that are canceled or repriced.

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Section 6.               GRANT OF AWARDS

6.1           Eligibility for Award. Awards may be granted only to persons who, at the time of grant, are Employees, Consultants, or Directors.

6.2           Grant of Awards. The Committee may from time to time in its discretion grant Awards to one or more Employees, Consultants, or Directors determined by it to be eligible for participation in the Plan in accordance with the provisions of Section 6.1. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, or any combination thereof.

Section 7.               STOCK OPTIONS

7.1           Option Period. The term of each Option will be as specified by the Committee at the date of grant.

7.2           Limitations on Vesting and/or Exercise of Option. An Option will be vested and/or exercisable in whole or in part and at such times as determined by the Committee and set forth in the Notice of Grant and Option Agreement; provided, however, that any Options granted under the Plan will be subject to a one-year minimum vesting period (except as provided in Section 9.3). The Committee in its discretion may provide that an Option will be vested or exercisable upon (1) the attainment of one or more performance goals or targets established by the Committee, which are based on (i) the price of a share of Common Stock, (ii) the Company’s earnings per share, (iii) the Company’s market share, (iv) the market share of a business unit of the Company designated by the Committee, (v) the Company’s sales, (vi) the sales of a business unit of the Company designated by the Committee, (vii) the net income (before or after taxes) of the Company or a business unit of the Company designated by the Committee, (viii) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (ix) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (x) the economic value added, or (xi) the return on stockholders’ equity achieved by the Company; (2) the Holder’s continued employment as an Employee with the Company or continued service as a Consultant or Director for a specified period of time; (3) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (4) a combination of any of the foregoing. Each Option may, in the discretion of the Committee, have different provisions with respect to vesting and/or exercise of the Option.

7.3           Special Limitations on Incentive Stock Options.

(a)                An Incentive Stock Option may be granted only to an individual who is an Employee at the time the Option is granted.

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(b)               No Incentive Stock Option will be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (1) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (2) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

(c)                If an Option is designated as an Incentive Stock Option in the Notice of Grant of Stock Option, to the extent that such Option (together with all Incentive Stock Options granted to the Optionee under the Plan and all other stock option plans of the Company and its parent and subsidiaries) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than $100,000, the portion of each such Incentive Stock Option that exceeds such amount will be treated as a Nonstatutory Stock Option. For purposes of this Subsection, Options designated as Incentive Stock Options are taken into account in the order in which they were granted, and the Fair Market Value of Common Stock is determined as of the time the Option with respect to such Common Stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Subsection, such different limitation will be deemed incorporated in the Plan effective as of the date required or permitted by such amendment to the Code. If the Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Subsection, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee will be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion will be issued upon the exercise of the Option.

(d)               An Incentive Stock Option (1) will not be transferable otherwise than by will or the laws of descent and distribution and (2) will be exercisable during the Holder’s lifetime only by such Holder or his guardian or legal representative.

(e)                The price at which a share of Common Stock may be purchased upon exercise of an Incentive Stock Option will not be less than 100% of the Fair Market Value of a share of Common Stock on the date such Option is granted.

7.4           Option Agreement.

(a)                Each Option will be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time will approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code and provisions relating to vesting and exercisability, including, but not limited to, rules pertaining to the termination of employment or service as a Consultant or Director by retirement, disability, death or otherwise. The terms and conditions of the Options and respective Option Agreements need not be identical. Subject to the consent of the Holder, the Committee may, in its sole discretion, amend an outstanding Option Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion of the Option, may be exercisable, provided, however, that no Option may be amended to provide for a period of less than one year from date of grant (except as provided in Section 9.3)).

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(b)               Each Option Agreement will specify the effect of termination of (1) employment, (2) the consulting, advisory, or other non-common law employee relationship, or (3) membership on the Board, as applicable, on the vesting and/or exercisability of the Option.

(c)                An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Moreover, an Option Agreement may provide for a “cashless exercise” of the Option through procedures satisfactory to, and approved by and in the sole discretion of, the Committee. Generally, and without limiting the Committee’s absolute discretion, a “cashless exercise” will only be permitted at such times in which the shares underlying this Option are publicly traded.

7.5           Option Price, Payment, and Exercise. Subject to Subsection 7.3(b) with respect to Incentive Stock Options, the price at which a share of Common Stock may be purchased upon exercise of an Option will be determined by the Committee, but in no event will the price be less than 100% of the Fair Market Value of a share of Common Stock on the date such Option is granted. The Option or portion of the Option may be exercised by delivery of an irrevocable notice of exercise to the Secretary of the Company, except as may otherwise be provided in the Option Agreement. The purchase price of the Option or portion of the Option will be paid in full in the manner prescribed by the Committee. Separate stock certificates will be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonstatutory Stock Option.

7.6           Repricing Prohibited. Except in connection with an adjustment as provided in Section 9, the Committee may not authorize the amendment of an outstanding Option to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date of grant, and no outstanding Option may be exchanged for Options having a lower exercise price, in each case without stockholder approval.

7.7           Stockholder Rights and Privileges. The Holder will be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder’s name.

7.8           Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become Employees, Consultants, or Directors as a result of a merger, consolidation, or other business combination of the employing corporation with the Company or any subsidiary.

Section 8.               RESTRICTED STOCK AWARDS

8.1           Restricted Stock Agreement. At the time any Award is made under this Section, the Company and the Holder will enter into a Restricted Stock Agreement setting forth each of the matters contemplated by the Plan and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

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8.2           Forfeiture Restrictions. Shares of Common Stock that are the subject of a Restricted Stock Award will be subject to restrictions on disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions will be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions will lapse upon (1) the attainment of one or more performance goals or targets established by the Committee, which are based on (i) the price of a share of Common Stock, (ii) the Company’s earnings per share, (iii) the Company’s market share, (iv) the market share of a business unit of the Company designated by the Committee, (v) the Company’s sales, (vi) the sales of a business unit of the Company designated by the Committee, (vii) the net income (before or after taxes) of the Company or a business unit of the Company designated by the Committee, (viii) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (ix) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (x) the economic value added, or (xi) the return on stockholders’ equity achieved by the Company; (2) the Holder’s continued employment as an Employee with the Company or continued service as a Consultant or Director for a specified period of time; (3) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (4) a combination of any of the foregoing; provided, however, that such Forfeiture Restrictions will remain in place for a minimum one-year vesting period before lapsing (except as provided in Section 9.3). Each Restricted Stock Award may, in the discretion of the Committee, have different Forfeiture Restrictions.

8.3           Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award will be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. Unless otherwise provided in the Restricted Stock Agreement, the Holder will have the right to receive dividends with respect to Common Stock subject to a Restricted Stock Award, to vote Common Stock subject to such Restricted Stock Agreement, and to enjoy all other stockholder rights, except that (1) the Holder will not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have lapsed, (2) the Company will retain custody of the stock until the Forfeiture Restrictions have lapsed, (3) the Holder may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the stock until the Forfeiture Restrictions have lapsed, and (4) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement will cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service as a Consultant or Director (by retirement, disability, death, or otherwise) of a Holder prior to lapse of the Forfeitures Restrictions. Such additional terms, conditions, or restrictions will be set forth in the Restricted Stock Agreement made in conjunction with the Award. Subject to the consent of the Holder and the restriction set forth in the last sentence of Section 8.4 below, the Committee may, in its sole discretion, amend an outstanding Restricted Stock Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan.

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8.4           Committee’s Discretion to Accelerate Vesting of Restricted Stock Awards. The Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to a Holder pursuant to a Restricted Stock Award, and, upon such vesting, all restrictions applicable to such Restricted Stock Award will lapse as of such date provided that the Committee shall not fully vest any Common Stock awarded to a holder pursuant to a Restricted Stock Award such that the vesting period shall be less than a minimum of one-year from the date of grant (except as provided in Section 9.3). Any action by the Committee pursuant to this Section may vary among individual Holders and may vary among the Restricted Stock Awards held by any individual Holder. Notwithstanding the preceding provisions of this Section, from and after the date upon which the Company becomes a “publicly held corporation” (as defined in section 162(m) of the Code and applicable interpretive authority under the Code), the Committee may not take any action described in this Section with respect to a Restricted Stock Award that has been granted after such date to a “covered employee” (within the meaning of Treasury Regulation section 1.162-27(c)(2)) if such Award has been designed to meet the exception for performance-based compensation under section 162(m) of the Code.

8.5           Payment for Restricted Stock. The Committee will determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that, in the absence of such a determination, a Holder will not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Section 9.               RECAPITALIZATION OR REORGANIZATION

9.1           No Effect on Board’s or Stockholders’ Power. The existence of the Plan and the Awards granted under the Plan will not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (1) any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, (2) any merger, share exchange, or consolidation of the Company or any subsidiary, (3) any issue of debt or equity securities ranking senior to or affecting Common Stock or the rights of Common Stock, (4) the dissolution or liquidation of the Company or any subsidiary, (5) any sale, lease, exchange, or other disposition of all or any part of the Company’s assets or business, or (6) any other corporate act or proceeding.

9.2           Adjustment in the Event of Stock Subdivision, Consolidation, or Dividend. The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (1) in the event of an increase in the number of outstanding shares, will be proportionately increased, and the purchase price per share will be proportionately reduced, and (2) in the event of a reduction in the number of outstanding shares, will be proportionately reduced, and the purchase price per share will be proportionately increased, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions. No fractional share resulting from such adjustment shall be issued under the Plan.

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9.3           Adjustment in the Event of Recapitalization or Corporate Change.

(a)                If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Common Stock covered by an Award theretofore granted will be adjusted so that such Option will thereafter cover the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Award.

(b)               If a Corporate Change occurs, then no later than (1) 10 days after the approval by the stockholders of the Company of a Corporate Change, other than a Corporate Change resulting from a person or entity acquiring or gaining ownership or control of more than 50% of the outstanding shares of the Company’s voting stock, or (2) 30 days after a Corporate Change resulting from a person or entity acquiring or gaining ownership or control of more than 50% of the outstanding shares of the Company’s voting stock, the Committee, acting in its sole discretion and without the consent or approval of any Holder and notwithstanding any provision of the Plan to the contrary, will effect one or more of the following alternatives, which alternatives may vary among individual Holders and which may vary among Awards held by any individual Holder:

(i)                 Accelerate the vesting of any Awards (or any portion of any Award) then outstanding;

(ii)               Accelerate the time at which some or all of the Options (or any portion of the Options) then outstanding may be exercised so that such Options (or any portion of such Options) may be exercised for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Holders under such Options will terminate;

(iii)             Require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options (or any portion of such Options) held by such Holders (irrespective of whether such Options (or any portion of such Options) are then vested or exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee will then cancel such Options (or any portion of such Options) and cause the Company to pay each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares;

(iv)             Make such adjustments to Awards (or any portion of such Options) then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to one or more Awards (or any portion of such Awards) then outstanding); or

(v)               Provide that the number and class of shares of Common Stock covered by an Option (or any portion of such Option) theretofore granted will be adjusted so that such Option will thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation, or sale of assets or dissolution if, immediately prior to such merger, consolidation, or sale of assets or dissolution, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Option.

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9.4           Change of Control Value. For purposes of Subsection 9.3(b)(iii) above, the “Change of Control Value” will equal the amount determined in one of the following clauses, whichever is applicable:

(a)                The per share price offered to stockholders of the Company in any such merger, consolidation, sale of assets, or dissolution transaction;

(b)               The price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place; or

(c)                If such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options.

In the event that the consideration offered to stockholders of the Company in any transaction described in this Section or in Section 9.3 above consists of anything other than cash, the Committee will determine in its discretion the fair cash equivalent of the portion of the consideration offered that is other than cash.

9.5           Other Adjustments. In the event of changes in the outstanding Common Stock by reason of recapitalizations, mergers, consolidations, reorganizations, liquidations, combinations, split-ups, split-offs, spin-offs, exchanges, issuances of rights or warrants, or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of grant of any Award and not otherwise provided for by this Section, (1) such Award and any agreement evidencing such Award shall be adjusted by the Committee as it deems appropriate as to the number and price of shares of Common Stock or other consideration subject to such Award, without changing the aggregate purchase price or value as to which outstanding Awards remain, and (2) the aggregate number of shares available under the Plan and the maximum number of shares that may be subject to Awards to any one individual shall be adjusted by the Committee as it deems appropriate, whose determination with respect to the adjustment shall be conclusive and binding on all parties.

9.6           Stockholder Action. If any event giving rise to an adjustment provided for in this Section requires stockholder action, such adjustment will not be effective until such stockholder action has been taken.

9.7           No Adjustment Except as Provided in the Plan. Except as expressly provided in the Plan, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class for cash, property, labor, or services, upon direct sale, upon the exercise of rights or warrants to subscribe for such shares or other securities, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

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Section 10.            AMENDMENT AND TERMINATION OF THE PLAN

10.1        Termination of Plan. The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. In the absence of Board action, the Plan will terminate ten years from the effective date.

10.2        Amendment of Plan. The Board will have the right to alter or amend the Plan or any part of the Plan from time to time; provided that no change in any Award theretofore granted may be made that would impair in a material manner the rights of the Holder without the consent of the Holder; and provided, further, that the Board may not, without approval of the stockholders, amend the Plan to (1) increase the maximum aggregate number of shares that may be issued under the Plan (other than as provided in Section 9); (2) change the class of individuals eligible to receive Awards under the Plan; (3) change the granting corporation; (4) change the type of stock; (5) permit the Committee to extend the exercise period for an Option beyond ten (10) years from date of grant; or (6) otherwise modify the Plan in a manner that would require shareholder approval under applicable exchange rules.

Section 11.            MISCELLANEOUS

11.1        No Right To An Award. Neither the adoption of the Plan nor any action of the Board or of the Committee will be deemed to give an Employee, Consultant, or Director any right to be granted an Option, any right to a Restricted Stock Award, or any other rights under the Plan except as may be evidenced by an Option Agreement or a Restricted Stock Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth in such Agreement.

11.2        Unfunded Plan. The Plan will be unfunded. The Company will not be required to establish any special or separate fund or to make any other segregation of funds or assets to insure the payment of any Award.

11.3        No Employment/Consulting/Membership Rights Conferred. Nothing contained in the Plan will (1) confer upon any Employee or Consultant any right with respect to continuation of employment or of a consulting, advisory, or other non-common law relationship with the Company or any subsidiary or (2) interfere in any way with the right of the Company or any subsidiary to terminate any Employee’s employment or any Consultant’s consulting, advisory, or other non-common law relationship at any time. Nothing contained in the Plan will confer upon any Director any right with respect to continuation of membership on the Board.

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11.4        Compliance with Other Laws. The Company will not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules, or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel to the Company, there is no exemption from the registration requirements of such laws, rules, or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock will be delivered, nor will any cash in lieu of fractional shares be paid.

11.5        Withholding. The Company will have the right to deduct or cause to be deducted in connection with all Awards any taxes required by law to be withheld and to require any payments required to satisfy applicable withholding obligations.

11.6        No Restriction on Corporate Action. Nothing contained in the Plan will be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Consultant, Director, beneficiary, or other person will have any claim against the Company or any subsidiary as a result of any such action.

11.7        Restrictions on Transfer. An Award (other than an Incentive Stock Option, which will be subject to the transfer restrictions set forth in Section 7.3) will not be transferable otherwise than (1) by will or the laws of descent and distribution or (2) with the consent of the Committee.

11.8        Governing Law. The Plan will be construed in accordance with the laws of the state of Delaware.

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Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K is/are available at www.proxyvote.com.

CROSSROADS SYSTEMS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CROSSROADS SYSTEMS, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders (the “Annual Meeting”) of Crossroads, Systems, Inc., a Delaware corporation (“Crossroads”), the related Proxy Statement dated March 20, 2015, and appoints Richard K. Coleman, Jr. and Jennifer Crane, and each of them or such other persons as the Board of Directors of the Company may designate, as attorneys and proxies, with full power of substitution, to vote all shares of Common Stock and/or Series F Preferred Stock of Crossroads which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting originally scheduled to be held April 24, 2015, at the corporate headquarters of Crossroads at 11000 N. MoPac Expressway #150, Austin, Texas at 9:00 a.m. Central Daylight Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present at the Annual Meeting. The shares represented by this Proxy shall be voted in the manner set forth hereon.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address change/comments:

_____________________________________________________________

_____________________________________________________________

Continued and to be signed on reverse side

CROSSROADS SYSTEMS, INC. 11000 N. MoPac Expwy. #150 Austin, TX 78759 ATTN: Jennifer Crane

VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically, via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
01 Richard K. Coleman, Jr. 02 Jeffrey E. Eberwein 03 Don Pearce 04 Robert G. Pearse 05 Galen Vetter
The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6					For	Against	Abstain
2. To ratify the appointment of PMB Helin Donovan, LLP as Independent Auditors for Crossroads for the Fiscal Year Ending October 31, 2015.					☐	☐	☐
3. To approve a protective amendment to our Certificate of Incorporation designed to protect the tax benefits of our net operating loss carryforwards.					☐	☐	☐
4. To approve our Tax Benefits Preservation Plan (a shareholder rights plan) designed to protect the tax benefits of our net operating loss carryforwards.					☐	☐	☐
5. To approve an amendment to our 2010 Stock Incentive Plan to increase the number of shares of Common Stock subject to the 2010 Stock Incentive Plan.					☐	☐	☐
6. To approve an amendment to our 2010 Stock Incentive Plan to make certain corporate governance and other changes and to re-approve the material terms of the performance goals included in the 2010 Stock Incentive Plan.					☐	☐	☐

Note: DISCRETIONARY AUTHORITY: In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the meeting or any postponement or adjournment thereof.
The Board of Directors recommends a vote FOR the directors listed above and a vote FOR proposals 2, 3, 4, 5 and 6. This Proxy, when properly executed, will be voted as specified hereon. If no specification is made, this Proxy will be voted FOR the election of the directors listed above and FOR proposals 2, 3, 4, 5 and 6.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date